             As filed with the Securities and Exchange Commission
                              on January 29, 1998
                      Registration No. 33-42927; 811-6419

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [_]


                        Post-Effective Amendment No. 40          [X]


                                      And

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [_]


                               Amendment No. 41                  [X]
                       (Check appropriate box or boxes)
                           ________________________

                            STAGECOACH FUNDS, INC.
              (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                         Little Rock, Arkansas  72201
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):


[_]  Immediately upon filing pursuant           [_]  on _________ pursuant
     to Rule 485(b), or                              to Rule 485(b)

[X]  60 days after filing pursuant              [_]  on _________ pursuant
     to Rule 485(a)(1), or                           to Rule 485(a)(1)

[_]  75 days after filing pursuant              [_]  on ___________pursuant
     to Rule 485(a)(2), or                           to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE
                               ----------------


     This Post-Effective Amendment No. 40 to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to register Class C shares of the Company's Asset Allocation, Equity Value, Growth, and International Equity Funds.


     This Amendment does not affect the Registration Statement, prospectuses or Statements of Additional Information ("SAIs") for the Asset Allocation, Equity Value, Growth, and International Equity Funds' other classes, or the Registration Statement, prospectuses or SAIs for any other Fund of the Company.

                            STAGECOACH FUNDS, INC.
                            ---------------------
                            Cross Reference Sheet
                            ---------------------


Form N-1A Item Number
---------------------


Part A          Prospectus Captions
------          -------------------
1               Cover Page
2               Summary of Expenses
3               Financial Highlights
                How to Read the Financial Highlights
4               General Investment Risks
                Key Information
                Organization and Management of the Funds
                The (Name of) Fund
5               Organization and Management of the Funds
                Summary of Expenses
6               Additional Services and Other Information
7               Additional Services and Other Information
                Exchanges
                Your Account
8               Additional Services and Other Information
                Exchanges
                Your Account
9               Not Applicable


Part B          Statement of Additional Information Captions
------          --------------------------------------------
10              Cover Page
11              Table of Contents
12              Historical Fund Information
13              Additional Permitted Investment Activities
                Appendix
                Investment Restrictions
                Risk Factors
14              Management
15              Management
16              Fund Expenses
                Independent Auditors
                Management
17              Portfolio Transactions
                Capital Stock
                Other
19              Additional Purchase and Redemption Information
                Determination of Net Asset Value
20              Federal Income Taxes
21              Management
22              Performance Calculations
23              Financial Information

Part C          Other Information
------          -----------------
24-32           Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

March 30, 1998

================================================================================

                                                             STAGECOACH FUNDS(R)

Stagecoach
           Allocation Funds
Prospectus

Asset                   Please read this Prospectus and keep it
Allocation Fund         for future reference. It is designed to
                        provide you with important information
Index Allocation        and to help you decide if the Fund's
Fund                    goals match your own.

U.S. Government         These securities have not been approved
Allocation Fund         or disapproved by the U.S. Securities
                        and Exchange Commission, any state
                        securities commission or any other
                        regulatory authority, nor have any of
Class A, Class B and    these authorities passed upon the
Class C                 accuracy or adequacy of this Prospectus.
                        Any representation to the contrary is a
                        criminal offense.

Investment Advisor      Fund shares are NOT deposits or other
and Administrator:      obligations of, or issued, endorsed or
                        guaranteed by, Wells Fargo Bank, N.A.
Wells Fargo Bank        ("Wells Fargo Bank"), Barclays Global
                        Investors, N.A., or any of their
Investment              affiliates. Fund shares are NOT insured
Sub-Advisor:            or guaranteed by the U.S. Government,
                        the Federal Deposit Insurance
Barclays Global         Corporation ("FDIC"), the Federal
Fund Advisors           Reserve Board or any other governmental
                        agency. AN INVESTMENT IN A FUND INVOLVES
Distributor and         CERTAIN RISKS, INCLUDING POSSIBLE LOSS
Co-Administrator:       OF PRINCIPAL.

Stephens Inc.

================================================================================

================================================================================

About This Prospectus

--------------------------------------------------------------------------------

What is a prospectus?


A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.

What is different about this Prospectus?


We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.

How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.

                         Important information you should look for:

--------------------------------------------------------------------------------

[GRAPHIC]                Investment Objective and Investment Policies
                         What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.

--------------------------------------------------------------------------------

[GRAPHIC]                Permitted Investment
                         A summary of a Fund's key permitted investments and practices.

--------------------------------------------------------------------------------

[GRAPHIC]                Important Risk Factors
                         What are key risk factors about the Fund? This will include the factors described in "General Investment
                         Risks" together with any special risk factors for the Fund.

--------------------------------------------------------------------------------

[GRAPHIC]                Additional Fund Facts
                         Provides additional information about the Fund.

--------------------------------------------------------------------------------

Why is italicized print used throughout the Prospectus?

Words appearing in italicized print and highlighted in color are defined in the Glossary.

What else do I need to understand these Funds?


Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is also available on the SEC's website (http://www.sec.gov).

================================================================================

Table of Contents

                               Key Information                               4

                               Summary of Expenses                           6

--------------------------------------------------------------------------------

The Funds                      Asset Allocation Fund                        10

This section contains          Index Allocation Fund                        15
important information
about the individual           U.S. Government Allocation Fund              22
Funds.
                               General Investment Risks                     27

--------------------------------------------------------------------------------

Your Account                   A Choice of Share Classes                    31

Turn to this section for       Reduced Sales Charges                        34
information on how to
open and maintain your         Your Account                                 38
account, including how to
buy, sell and exchange         How to Buy Shares                            40
Fund shares.
                               Selling Shares                               41

                               Exchanges                                    43

                               Additional Services and
                                  Other Information                         44

--------------------------------------------------------------------------------

Reference                      Organization and
                                  Management of the Funds                   48
Look here for details
on the organization            How to Read the Financial Highlights         52
of the Funds and term
definitions.                   Glossary                                     54

Key Information

--------------------------------------------------------------------------------


Summary of the Stagecoach Allocation Funds


The Funds described in this Prospectus pursue a strategy of allocating and reallocating investments among various asset classes to capture returns and reduce risk. Each Fund has a different investment objective intended to meet different investment needs. You should consider each Fund's objective, investment practices, permitted investments and risks carefully before investing in a Fund. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.

Should you consider investing in these Funds? Yes, if:

o you are looking for the diversification an asset allocation strategy provides; and


o you are willing to accept the risks of investing, including the risk that share prices may rise and fall.

You should not invest in these Funds if:

o    you are looking for FDIC insurance coverage or guaranteed rates of return;

o    you are unwilling to accept that you may lose money on your investment; or

o    you are looking for an investment limited to a single asset class.


Who are "We"?


In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.


Who are "You"?


In this Prospectus, "You" means the potential investor or the shareholder.


What are the "Funds"?


In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.


Key Terms


An "asset class" is a broad category of investments such as "bonds" or "equities". "Allocation" refers to the division of investments among two or more asset classes. The Allocation Funds offered in this Prospectus are managed using a computer "model" that recommends the allocation of assets according to a Fund's investment objective and risk tolerance.

4    Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


Dividends


We pay dividends, if any, quarterly for the Asset Allocation and Index Allocation Funds. Dividends for the U.S. Government Allocation Fund are declared daily and paid monthly.




                                     Stagecoach Allocation Funds Prospectus    5

Allocation Funds        Summary of Expenses

--------------------------------------------------------------------------------

================================================================================
SHAREHOLDER TRANSACTION EXPENSES
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See "Organization and Management of the Funds" for more details.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                      Asset Allocation            Index Allocation             U.S. Govt. Allocation

------------------------------------------------------------------------------------------------------------------------------------

                                                     CLASS A    CLASS B   CLASS C    CLASS A  CLASS B   CLASS C   CLASS A  CLASS B

------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge on a purchase
 (as a percentage of offering price)                  4.50%       None    None       4.50%    None      None      4.50%    None

------------------------------------------------------------------------------------------------------------------------------------

Maximum sales charge on reinvested dividends          None        None    None       None     None      None      None     None

------------------------------------------------------------------------------------------------------------------------------------

Maximum sales charge on:

  Redemption during first year                        None        5.00%   1.00%      None     5.00%     1.00%     None     5.00%

  Redemption after first year                         None        4.00%   None       None     4.00%     None      None     4.00%

------------------------------------------------------------------------------------------------------------------------------------

Exchange fees                                         None        None    None       None     None      None      None     None

------------------------------------------------------------------------------------------------------------------------------------


6    Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


================================================================================
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
Expenses shown reflect contract amounts and amounts payable by each Fund. The expenses shown under "Other Expenses" and "Total Fund Operating Expenses" have been estimated or restated to reflect current fees. Expenses shown "after waivers and reimbursements" reflect voluntary fee waivers that may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.
--------------------------------------------------------------------------------


                                                      Asset Allocation            Index Allocation             U.S. Govt. Allocation
------------------------------------------------------------------------------------------------------------------------------------

                                                     CLASS A    CLASS B  CLASS C  CLASS A  CLASS B   CLASS C   CLASS A   CLASS B

------------------------------------------------------------------------------------------------------------------------------------
Rule 12b-1 fee                                         0.05%     0.70%   .75%     0.25%    0.75%     0.75%     0.05%     0.70%

------------------------------------------------------------------------------------------------------------------------------------

Management fee                                         0.36%     0.36%   .36%     0.70%    0.70%     0.70%     0.50%     0.50%

------------------------------------------------------------------------------------------------------------------------------------

Other expenses (after waivers or reimbursements)       0.56%     0.56%   .51%     0.36%    0.60%     0.60%     0.63%     0.63%

====================================================================================================================================

TOTAL FUND OPERATING EXPENSES
 (after waivers or reimbursements)                     0.97%     1.62%  1.62%     1.31%    2.05%     2.05%     1.18%     1.83%

====================================================================================================================================

Other expenses (before waivers or reimbursement)       0.56%     0.56%   .51%     0.49%    0.75%     0.75%     0.76%     1.08%

------------------------------------------------------------------------------------------------------------------------------------

   TOTAL FUND OPERATING EXPENSES
    (before waivers or reimbursements)                 0.97%     1.62%  1.62%     1.44%    2.20%     2.20%     1.31%     2.28%

------------------------------------------------------------------------------------------------------------------------------------


                                    Stagecoach Allocation Funds Prospectus     7

Allocation Funds                     Summary of Expenses (continued)

--------------------------------------------------------------------------------

================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a $1,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.


----------------------------------------------------------------------------------------------------------
                   Asset Allocation                Index Allocation                 U.S. Govt. Allocation
----------------------------------------------------------------------------------------------------------
                 CLASS A     CLASS B     CLASS C    CLASS A    CLASS B    CLASS C    CLASS A    CLASS B
----------------------------------------------------------------------------------------------------------
1 YEAR             $54         $66         $26        $58        $71        $31         $56        $69
----------------------------------------------------------------------------------------------------------
3 YEARS            $75         $81         $51        $85        $94        $64         $81        $88
----------------------------------------------------------------------------------------------------------
5 YEARS            $96        $108         $88       $114       $130       $110        $107       $119
----------------------------------------------------------------------------------------------------------
10 YEARS          $159        $158        $192       $196       $201       $238        $182       $181
==========================================================================================================


8    Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
EXAMPLE OF EXPENSES--THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a $1,000 investment assuming a 5% annual return and that you do not redeem your shares at the end of each period.


---------------------------------------------------------------------------------------------------------
                   Asset Allocation           Index Allocation          U.S. Govt. Allocation
---------------------------------------------------------------------------------------------------------
                 CLASS A     CLASS B    CLASS C     CLASS A    CLASS B    CLASS C    CLASS A    CLASS B
---------------------------------------------------------------------------------------------------------
1 YEAR             $54         $16        $16        $58        $21        $21         $56        $19
---------------------------------------------------------------------------------------------------------
3 YEARS            $75         $51        $51        $85        $64        $64         $81        $58
---------------------------------------------------------------------------------------------------------
5 YEARS            $96         $88        $88       $114       $110       $110        $107        $99
---------------------------------------------------------------------------------------------------------
10 YEARS          $159        $158       $192       $196       $201       $238        $182       $181
---------------------------------------------------------------------------------------------------------



                                    Stagecoach Allocation Funds Prospectus     9

Asset Allocation Fund

--------------------------------------------------------------------------------

           Advisor:                       Wells Fargo Bank

           Sub-Advisor:                   Barclays Global Fund Advisors

--------------------------------------------------------------------------------

[GRAPHIC] Investment Objective


          The Asset Allocation Fund seeks to earn over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

          Investment Policies

          We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.

--------------------------------------------------------------------------------

[GRAPHIC] Permitted Investments

          The asset classes we invest in are composed as follows:

          o Stock Investments--We invest in common stocks that comprise the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, stock investments are made according to a weighted formula intended to match the total return of the S&P 500 Index as closely as possible; and

          o Bond Investments--We invest in U.S. Treasury Bonds with maturities greater than 20 years. We generally maintain an average maturity of between 22 and 28 years for the bond portion of the Fund; and

          o Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

          In addition, under normal market conditions, we may invest:

          o In call and put options on stock indexes, stock index futures, options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks;

          o In interest rate and index swaps; and


          o Up to 25% of total assets in foreign obligations qualifying as money market investments.

10    Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


          We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 60% stocks and 40% bonds. This is not a "target" allocation but a measure of risk tolerance. This is in contrast to the normal allocation for the Index Allocation Fund, which is generally a more aggressive Fund with a higher allocation in stocks.


          We are not required to keep a minimum investment in any of the three asset classes described above, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. The Fund is a diversified portfolio.

--------------------------------------------------------------------------------


[GRAPHIC] Important Risk Factors


          You should consider both the General Investment Risks listed on page 28 and the specific risks listed below. They are equally important to your investment choice.


          You should consider that we may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual security.

--------------------------------------------------------------------------------


[GRAPHIC] Additional Fund Facts


          Barclays Global Fund Advisors, as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation for the Fund. The model incorporates assumptions about expected risks and returns and investor attitudes about risk. The Fund is run daily and recommendations are made in 5% increments. No single person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The Fund is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years.


          For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                   Stagecoach Allocation Funds Prospectus     11

Asset Allocation Fund                         Financial Highlights


See "Historical Fund Information" on page 45.
--------------------------------------------------------------------------------


====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

For the period ended:                                   CLASS A SHARES -- COMMENCED
                                                        ON NOVEMBER 13, 1986
------------------------------------------------------------------------------------------------------------------------------------

                                                            Sept. 30,            Mar. 31,             Sept. 30,             Dec. 31,

                                                             1997(1)             1997(2)               1996(3)               1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                         $20.30               $21.24               $20.74               $16.73

------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
   Net investment income                                       0.42                 0.41                 0.57                 0.74

   Net realized and unrealized gain (loss)
     on investments                                            3.16                 0.65                 0.50                 4.07

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations                               3.58                 1.06                 1.07                 4.81

------------------------------------------------------------------------------------------------------------------------------------

Less distributions:
   Dividends from net investment income                       (0.42)               (0.41)               (0.57)               (0.74)

   Distributions from net realized gain                        0.00                (1.59)                0.00                (0.06)

------------------------------------------------------------------------------------------------------------------------------------

Total from distributions                                      (0.42)               (2.00)               (0.57)               (0.80)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                               $23.46               $20.30               $21.24               $20.74

------------------------------------------------------------------------------------------------------------------------------------

Total return (not annualized)                                 17.63%                4.94%                5.14%               29.18%

------------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
   Net assets, end of period (000s)                      $1,168,661           $1,041,622           $1,057,346           $1,077,935

------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                  0.94%(4)               0.92%(4)               0.90%(4)            0.84%

   Ratio of net investment income to
     average net assets                                     3.67%(4)               3.91%(4)               3.53%(4)            3.81%

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                                            31%(6)                  5%(6)                  1%                15%
------------------------------------------------------------------------------------------------------------------------------------

Average commission rate paid ($)                           $0.029(6)             $0.0277(6)             $0.0320(5)            --

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                           N/A                  N/A                  N/A                  N/A

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to average
  net assets prior to waived fees and reimbursed                N/A                  N/A                  N/A                  N/A

   expenses
------------------------------------------------------------------------------------------------------------------------------------



 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


====================================================================================================================================

CLASS A SHARES CALENDAR YEAR RETURNS                                                                    1996                1995

====================================================================================================================================


Returns for other share classes may vary due to
different fees and expenses. These returns reflect                                                     11.65%              29.18%

fee waivers and reimbursements, do not reflect

sales loads and are not a guarantee of future

performance.
------------------------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.

(2)  The Fund changed its fiscal year-end from September 30 to March 31.

(3)  The fund changed its fiscal year-end from December 31 to September 30.

(4)  Ratio includes income and expenses charged to the Master Portfolio.


12     Stagecoach Allocation Funds Prospectus

                          See "How to Read the Financial Highlights" on page 52.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================

================================================================================


------------------------------------------------------------------------------------------------------------------------------------

  Dec. 31,           Dec. 31,          Dec. 31,         Dec. 31,         Dec. 31,         Dec. 31,         Dec. 31,         Dec. 31,

   1994               1993              1992              1991             1990             1989             1988             1987

------------------------------------------------------------------------------------------------------------------------------------


  $18.80             $17.89            $17.65            $14.45           $13.42           $12.00           $10.93           $10.07

------------------------------------------------------------------------------------------------------------------------------------



    0.77               0.77              0.87              0.92             0.91             0.93             0.72             0.72



   (1.31)              1.88              0.31              2.28             0.12             0.49             0.35             0.14

------------------------------------------------------------------------------------------------------------------------------------

   (0.54)              2.65              1.18              3.20             1.03             1.42             1.07             0.86

------------------------------------------------------------------------------------------------------------------------------------



   (0.77)             (0.87)             0.00              0.00             0.00             0.00             0.00             0.00

   (0.76)             (0.97)            (0.07)             0.00             0.00             0.00             0.00             0.00

------------------------------------------------------------------------------------------------------------------------------------

   (1.53)             (1.74)            (0.94)             0.00             0.00             0.00             0.00             0.00

------------------------------------------------------------------------------------------------------------------------------------

  $16.73             $18.80            $17.89            $17.65           $14.45           $13.42           $12.00           $10.93

------------------------------------------------------------------------------------------------------------------------------------

   (2.82)%            15.00%             7.00%            22.13%            7.68%           11.83%            9.79%            8.54%

------------------------------------------------------------------------------------------------------------------------------------



$896,943         $1,048,667          $542,226          $367,251         $261,881         $229,211         $172,326         $111,025

------------------------------------------------------------------------------------------------------------------------------------



    0.84%              0.86%             0.95%             0.95%            0.96%            1.02%            1.00%            1.04%



    4.30%              4.20%             5.22%             5.88%            6.59%            7.35%            6.23%            6.79%

------------------------------------------------------------------------------------------------------------------------------------

      49%                40%                5%               25%              88%             117%              94%              81%

------------------------------------------------------------------------------------------------------------------------------------

    --                 --                --                --               --               --               --               --

------------------------------------------------------------------------------------------------------------------------------------



     N/A               0.86%             0.97%              N/A              N/A              N/A              N/A              N/A

------------------------------------------------------------------------------------------------------------------------------------



     N/A               4.20%             5.20%              N/A              N/A              N/A              N/A              N/A



------------------------------------------------------------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


====================================================================================================================================

   1994                1993              1992              1991             1990            1989              1988              1987

====================================================================================================================================




 -2.82%              15.00%            7.00%             22.13%             7.68%         11.83%              9.79%            8.54%





------------------------------------------------------------------------------------------------------------------------------------


(5) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover and average commission rates for the period from April, 1996 to September 30, 1996 were 28% and $0.0261, respectively.

(6)  Represents activity from the Master Portfolio.

                                    Stagecoach Allocation Funds Prospectus    13

Asset Allocation Fund                        Financial Highlights

                          See "How to Read the Financial Highlights" on page 52.
--------------------------------------------------------------------------------


======================================================================================================================
FOR A SHARE OUTSTANDING
======================================================================================================================
For a period ended:                                    CLASS B SHARES - COMMENCED
                                                       ON JANUARY 1, 1995
                                                       ---------------------------------------------------------------
                                                       Sept. 30,          March 31,         Sept. 30,        Sept. 30,
                                                         1997              1997(1)           1996(2)          1995(3)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $12.29(1)          $12.84(2)         $12.50(3)          $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                 0.18               0.19              0.28               0.22
   Net realized and unrealized gain
     on investments                                      1.93               0.41              0.34               2.53
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         2.11               0.60              0.62               2.75
----------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                 (0.18)             (0.19)            (0.28)             (0.22)
   Distributions from net realized gain                  0.00              (0.96)             0.00              (0.03)
----------------------------------------------------------------------------------------------------------------------
Total from distributions                                (0.18)             (1.15)            (0.28)             (0.25)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $14.22             $12.29            $12.84             $12.50
----------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                           17.25%              4.62%             4.96%             27.72%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                  $159,075            $89,252           $63,443            $26,271
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets              1.58%(4)           1.53%(4)          1.14%(4)            1.53%
   Ratio of net investment income to
     average net assets                                 2.98%(4)           3.30%(4)          3.37%(4)            2.71%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        31%(6)              5%(6)             1%(5)              15%
----------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)                      $0.0290(6)        $0.0277(4)        $0.0320(5)               N/A
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses                1.58%(4)           1.58%(4)          1.56%(4)             1.76%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and                   2.98%(4)           3.25%(4)          2.95%(4)             2.48%
  reimbursed expenses
----------------------------------------------------------------------------------------------------------------------


14     Stagecoach Allocation Funds Prospectus

Index Allocation Fund

--------------------------------------------------------------------------------


          Advisor:            Wells Fargo Bank


          Sub-Advisor:        Barclays Global Fund Advisors
--------------------------------------------------------------------------------
[GRAPHIC] Investment Objective

          The Index Allocation Fund seeks to earn over the long-term a high level of total return, that is, income and capital appreciation combined, consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes common stocks in the S&P 500 Index, U.S. Treasury Bonds and money market instruments.

          Investment Policies

          We allocate and reallocate assets among common stocks, U.S. Treasury bonds and money market instruments. This strategy is based on the premise that, from time to time, certain asset classes are more attractive long-term investments than others and that timely shifts based on the relative over or under-valuation of these classes can produce superior investment returns.
--------------------------------------------------------------------------------


[GRAPHIC] Permitted Investments

          We invest in the following asset classes:

          o Stock Investments--We invest in common stocks representative of the S&P 500 Index. We do not individually select common stock on the basis of traditional investment analysis. Instead stock investments are made according to a weighted formula intend to match the total return of the S&P 500 Index as closely as possible; and

          o Bond Investments--We invest in U.S. Treasury Bonds representative of the Lehman Brothers 20+ Bond Index. Bonds on this Index will have maturities of 20 years or more; and

          o Money Market Investments--We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

          In addition, under normal market conditions, we invest:

          o at least 65% of assets in stocks representative of the S&P Index, the Lehman Brothers 20+ Bond Index or a combination of both;

          o in call and put options on stock indexes, stock index futures,

                                   Stagecoach Allocation Funds Prospectus     15

--------------------------------------------------------------------------------
          options on stock index futures, interest rate and interest rate futures contracts as a substitute for a comparable market position in stocks;

          o in interest rate and index swaps; and


          o up to 25% of total assets in obligations of foreign banks qualifying as money market investments.


          We manage the allocation of investments in the Fund's portfolio based on the assumption that the Fund's "normal" allocation is 100% stocks and no bonds. This is not a "target" allocation but a measure of our risk tolerance. This is in contrast to the normal allocation for the Asset Allocation Fund, which is generally a more conservative Fund, with less of an allocation in stocks. The Fund is a diversified portfolio.

          We are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The asset allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------


[GRAPHIC] Important Risk Factors


          You should consider both the General Investment Risks listed on page 27 and the specific risks listed below. They are equally important to your investment choice.

          We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks. Investments in options on stock indexes depend on movements in the market in general, or price level movements for a particular index, rather than price movements for an individual issue.
--------------------------------------------------------------------------------


[GRAPHIC] Additional Fund Facts

          Barclays Global Fund Advisors, as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation for the Fund. The model incorporates assumptions about expected risks and returns and investor attitudes about risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of

16     Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------
          securities within a class. The Fund is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years. We allocate investments among the asset classes described above. The Fund does not attempt to replicate the performance of a single index and is not an index fund.


          For information on Fund fees and expenses, see "Summary of Expenses" on page 6.








                                   Stagecoach Allocation Funds Prospectus     17

Index Allocation Fund       Financial Highlights


See "Historical Fund Information" on page 45.
--------------------------------------------------------------------------------


===================================================================================
FOR A SHARE OUTSTANDING
===================================================================================
For the period ended:                                    CLASS A SHARES --
                                                         COMMENCED ON APRIL 7, 1988
                                                        ---------------------------
                                                        June 30,         Dec. 31,
                                                         1997(1)          1996
-----------------------------------------------------------------------------------
Net asset value, beginning of period                     $13.99           $13.76
-----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                   0.18             0.29
   Net realized and unrealized gain (loss)
  on investments                                           1.70             2.02
-----------------------------------------------------------------------------------
Total from investment operations (loss)                    1.88             2.31
-----------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                   (0.18)           (0.29)
   Distributions from net realized gain                    0.00            (1.79)
-----------------------------------------------------------------------------------
Total from distributions                                  (0.18)           (2.08)
-----------------------------------------------------------------------------------
Net asset value, end of period                           $15.69           $13.99
-----------------------------------------------------------------------------------
Total return (not annualized)                             13.52%           17.04%
-----------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s)                        $72,691          $60,353
-----------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets                 1.29%            1.31%
   Ratio of net investment income to
     average net assets                                    2.49%            2.06%
-----------------------------------------------------------------------------------
Portfolio turnover                                           36%              67%
-----------------------------------------------------------------------------------
Average commission rate paid($)                         $0.0341          $0.0227
-----------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                      1.35%            1.44%
-----------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed           2.43%            1.93%
   expenses
-----------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

===================================================================================
CLASS A SHARES CALENDAR YEAR RETURNS                                        1996
===================================================================================
Returns for other share classes may vary due to                            17.04%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-----------------------------------------------------------------------------------
(1)  Unaudited financial statements.


18     Stagecoach Allocation Funds Prospectus

                          See "How to Read the Financial Highlights" on page 52.

--------------------------------------------------------------------------------


================================================================================

================================================================================




----------------------------------------------------------------------------------------------------------------------
     Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
       1995          1994           1993           1992           1991           1990           1989           1988
----------------------------------------------------------------------------------------------------------------------
      $10.67         $11.90         $11.45         $11.95         $10.31         $10.39         $10.17         $10.00
----------------------------------------------------------------------------------------------------------------------

        0.28           0.31           0.30           0.47           0.57           0.63           0.67           0.28

        3.42          (0.39)          1.12           0.36           1.51           0.10           0.33           0.18
----------------------------------------------------------------------------------------------------------------------
        3.70          (0.08)          1.42           0.83           2.08           0.73           1.00           0.46
----------------------------------------------------------------------------------------------------------------------

       (0.28)         (0.31)         (0.30)         (0.63)         (0.44)         (0.61)         (0.63)         (0.27)
       (0.33)         (0.84)         (0.67)         (0.70)          0.00          (0.20)         (0.15)         (0.02)
----------------------------------------------------------------------------------------------------------------------
       (0.61)         (1.15)         (0.97)         (1.33)         (0.44)         (0.81)         (0.78)         (0.29)
----------------------------------------------------------------------------------------------------------------------
      $13.76         $10.67         $11.90         $11.45         $11.95         $10.31         $10.39         $10.17
----------------------------------------------------------------------------------------------------------------------
       34.71%         (0.68)%        12.54%          7.44%         20.69%          7.08%         10.23%          4.60%
----------------------------------------------------------------------------------------------------------------------

     $52,007        $40,308        $53,124        $41,165        $38,663        $27,689        $23,814        $13,220
----------------------------------------------------------------------------------------------------------------------

        1.30%          1.30%          1.36%          1.25%          1.38%          1.59%          1.76%          1.76%

        2.07%          2.41%          2.64%          4.08%          5.23%          6.01%          6.44%          4.69%
----------------------------------------------------------------------------------------------------------------------
          47%            50%            53%            38%            18%            94%            62%           200%
----------------------------------------------------------------------------------------------------------------------
         N/A            N/A            N/A            N/A            N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------

        1.35%          1.38%          1.47%          1.71%          1.56%          1.74%          2.37%          3.02%
----------------------------------------------------------------------------------------------------------------------

        2.02%          2.33%          2.53%          3.62%          5.05%          5.86%           N/A            N/A

----------------------------------------------------------------------------------------------------------------------


  [THE FOLLWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


======================================================================================================================
        1995           1994           1993           1992           1991           1990           1989
======================================================================================================================
       34.71%         -0.68%         12.54%          7.44%         20.69%          7.08%         10.23%




----------------------------------------------------------------------------------------------------------------------

                                   Stagecoach Allocation Funds Prospectus     19

Index Allocation Fund        Financial Highlights


See "Historical Fund Information" on page 45.
                          See "How to Read the Financial Highlights" on page 52.
--------------------------------------------------------------------------------


====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

For the period ended:                                                       CLASS C SHARES -- COMMENCED
                                                                            ON JULY 7, 1988
                                                                            --------------------------------------------------------

                                                                            June 30,     Dec. 31,   Dec. 31,    Dec. 31,    Dec. 31,

                                                                             1997/1/      1996       1995        1994        1993

------------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                                        $17.42       $17.10      $13.26      $14.75      $15.00

------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

   Net investment income                                                      0.15         0.22        0.20        0.25        0.07

   Net realized and unrealized gain (loss)

      on investments                                                          2.12         2.54        4.24       (0.45)       0.61

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations (loss)                                       2.27         2.76        4.44       (0.20)       0.68

------------------------------------------------------------------------------------------------------------------------------------

Less distributions:

   Dividends from net investment income                                      (0.15)       (0.22)      (0.20)      (0.25)      (0.10)

   Distributions from net realized gain                                       0.00        (2.22)      (0.40)      (1.04)      (0.83)

------------------------------------------------------------------------------------------------------------------------------------

Total from distributions                                                     (0.15)       (2.44)      (0.60)      (1.29)      (0.93)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                              $19.54       $17.42      $17.10      $13.26      $14.75

------------------------------------------------------------------------------------------------------------------------------------

Total return (not annualized)2                                               13.08%       16.37%      33.72%      (1.38)%      4.56%

------------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:

   Net assets, end of period (000s)                                        $33,278      $24,655     $16,075      $9,798      $8,996

------------------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets (annualized):

   Ratio of expenses to average net assets                                    2.04%        2.05%       2.05%       2.01%       0.96%

   Ratio of net investment income to

      average net assets                                                      1.75%        1.35%       1.30%       1.75%       0.53%

------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover                                                              36%          67%         47%         50%         53%

------------------------------------------------------------------------------------------------------------------------------------

Average commission rate paid($)                                            $0.0341      $0.0227         N/A         N/A         N/A

------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses                                        2.11%        2.20%       2.17%       2.20%       1.12%

------------------------------------------------------------------------------------------------------------------------------------

Ratio of net investment income to average
   net assets prior to waived fees and reimbursed
   expenses                                                                  1.68%        1.20%       1.18%       1.56%       0.37%

------------------------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


20 & 21     Stagecoach Allocation Funds Prospectus

U.S. Government Allocation Fund

--------------------------------------------------------------------------------


           Advisor:                       Wells Fargo Bank


           Sub-Advisor:                   Barclays Global Fund Advisors

--------------------------------------------------------------------------------
          Investment Objective

[GRAPHIC] The U.S. Government Allocation Fund seeks over the long-term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

          Investment Policies

          We allocate and reallocate assets among long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes, and short-term money market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns.
--------------------------------------------------------------------------------


[GRAPHIC] Permitted Investments

          The asset classes we invest in are composed as follows:

          o Long-Term Investments -- We invest in U.S. Treasury bonds with maturities greater than 20 years. We generally maintain an average maturity of between 22 and 28 years for this portion of the portfolio; and

          o Intermediate-Term Investments -- We invest in U.S. Treasury notes with maturities ranging from 5 to 7 years. We generally maintain an average maturity of approximately 6 years for this portion of the portfolio; and

          o Short-Term Investments -- We invest this portion of the Fund in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

          In addition, under normal market conditions, we invest:

          o    At least 65% of total assets in U.S. Government obligations; and


          o Up to 25% of total assets in foreign obligations qualifying as money market investments.


          As long as we keep 65% of assets in U.S. Government obligations, we are not required to keep a minimum investment in any of the three asset classes, nor are we prohibited from investing substantially all of our assets in a single asset class. The allocation may shift at any time. In addition, we may temporarily hold assets in cash or in money mar-

22     Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


          ket instruments, including U.S. Government obligations, repurchase agreements and other short-term investments, to maintain liquidity or when we believe it is in the best interest of shareholders to do so. The Fund is a diversified portfolio.
--------------------------------------------------------------------------------


[GRAPHIC] Important Risk Factors


          You should consider both the General Investment Risks beginning on page 27 and the specific risks listed below. They are equally important to your investment choice.

          We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the model. Foreign obligations may entail additional risks.
--------------------------------------------------------------------------------


[GRAPHIC] Additional Fund Facts

          Barclays Global Fund Advisors, as the Sub-Advisor, uses a proprietary investment model that analyzes extensive financial data from numerous sources and recommends a portfolio allocation. The model incorporates assumptions about expected risks and returns and investor attitudes about risk. The model is run daily and recommendations are made in 5% increments. No person is primarily responsible for recommending either the asset mix or the mix of securities within a class. The Fund is not designed to profit from short-term market changes. Instead, it is designed for investors with investment horizons of three to five years.


          For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                    Stagecoach Allocation Funds Prospectus    23

U.S. Government Allocation Fund   Financial Highlights


See "Historical Fund Information" on page 45.
--------------------------------------------------------------------------------


=======================================================================================================
FOR A SHARE OUTSTANDING
=======================================================================================================
For the period ended:                            CLASS A SHARES -- COMMENCED
                                                 ON MARCH 31, 1987
                                                 ------------------------------------------------------
                                                   Sept. 30,      March 31,   Sept. 30,     Dec. 31,
                                                    1997(1)        1997(2)     1996(3)        1995
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $14.32         $14.48       $14.98        $13.76
-------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                       0.41           0.42         0.59          0.79
   Net realized and unrealized gain (loss)
  on investments                                      0.44          (0.16)       (0.50)         1.22
-------------------------------------------------------------------------------------------------------
Total from investment operations                      0.85           0.26         0.09          2.01
-------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net  investment income             (0.41)         (0.42)       (0.59)        (0.79)
   Distributions from net realized gain               0.00           0.00         0.00          0.00
-------------------------------------------------------------------------------------------------------
Total from distributions                             (0.41)         (0.42)       (0.59)        (0.79)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $14.76         $14.32       $14.48        $14.98
-------------------------------------------------------------------------------------------------------
Total return (not annualized)                         6.00%          1.75%        0.69%        14.91%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                $82,684        $86,930      $98,741      $135,577
-------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets            1.14%(4)       1.00%(4)     1.12%(4)      1.04%
   Ratio of net investment income to
      average net assets                              5.61%(4)       5.70%(4)     5.45%(4)      5.41%
-------------------------------------------------------------------------------------------------------
Portfolio turnover                                     N/A            113%(6)       31%(5)       292%
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
   waived fees and reimbursed expenses                 1.23%(4)      1.31%(4)     1.20%(4)      1.07%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
   net assets prior to waived fees and reimbursed      5.52%(4)      5.39%(4)     5.37%(4)      5.38%
   expenses
-------------------------------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


=======================================================================================================
CLASS A SHARES CALENDAR YEAR RETURNS                                              1996         1995
=======================================================================================================
Returns for other share classes may vary due to                                  17.46%        14.91%
different fees and expenses. These returns
reflect fee waivers and reimbursements, do not
reflect sales loads and are not a guarantee of
future performance.
-------------------------------------------------------------------------------------------------------


(1) Unaudited financial statements.

(2) The Fund changed its fiscal year-end from September 30 to March 31.

(3) The Fund changed its fiscal year-end from December 31 to September 30.


24     Stagecoach Allocation Funds Prospectus

                          See "How to Read the Financial Highlights" on page 52.
--------------------------------------------------------------------------------

================================================================================

================================================================================


-----------------------------------------------------------------------------------------------------
         Dec. 31,   Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,   Dec. 31,     Dec. 31,    Dec. 31,
           1994       1993         1992        1991         1990       1989         1988        1987
-----------------------------------------------------------------------------------------------------
         $15.71      $15.41      $15.41      $13.14       $12.49      $11.05      $10.34      $10.00
-----------------------------------------------------------------------------------------------------

           0.87        0.96        0.87        0.94         0.92        0.93        0.87        0.64

          (1.95)       1.69        0.04        1.33        (0.27)       0.51       (0.16)      (0.30)
-----------------------------------------------------------------------------------------------------
          (1.08)       2.65        0.91        2.27         0.65        1.44        0.71        0.34
-----------------------------------------------------------------------------------------------------

          (0.87)      (0.96)      (0.87)       0.00         0.00        0.00        0.00        0.00
           0.00       (1.39)      (0.04)       0.00         0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------
          (0.87)      (2.35)      (0.91)       0.00         0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------
         $13.76      $15.71      $15.41      $15.41       $13.14      $12.49      $11.05      $10.34
-----------------------------------------------------------------------------------------------------
          (6.99)%     17.46%       6.30%      17.21%        5.20%      13.03%       6.87%       3.50%
-----------------------------------------------------------------------------------------------------

       $140,066    $283,206    $127,504     $30,098      $19,777     $14,367     $10,330      $7,469
-----------------------------------------------------------------------------------------------------

           1.01%       0.99%       1.00%       1.01%        1.03%       1.05%       0.99%       0.99%

           5.94%       5.92%       6.06%       6.77%        7.34%       7.90%       8.04%       6.33%
-----------------------------------------------------------------------------------------------------
            112%        150%         33%        147%         558%         17%         42%         21%
-----------------------------------------------------------------------------------------------------

           1.08%       1.02%       1.08%        N/A          N/A         N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------

           5.87%       5.89%       5.98%        N/A          N/A         N/A         N/A         N/A

-----------------------------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


=====================================================================================================
          1994         1993        1992        1991         1990        1989        1988
=====================================================================================================
         -6.99%       17.46       6.30%      17.21%        5.20%      13.03%       6.87%




-----------------------------------------------------------------------------------------------------


(4)  Ratio includes income and expenses charged to the Master Portfolio.

(5) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover for the period from April 1996 to September 30, 1996 was 87%.

(6)  Reflects activity of the Master Portfolio

                                   Stagecoach Allocation Funds Prospectus     25

U.S. Government Fund                           Financial Highlights
Allocation Fund

See "Historical Fund Information" on page 45.
                          See "How to Read the Financial Highlights" on page 52.


----------------------------------------------------------------------------------------------------

====================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================
For a period ended:                              CLASS B SHARES -- COMMENCED
                                                 ON JANUARY 1, 1995
----------------------------------------------------------------------------------------------------
                                                 Sept. 30,      March 31,     Sept. 30,     Dec. 31,
                                                  1997(1)        1997(2)       1996(3)       1995
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $10.42        $10.54        $10.91        $10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                      0.26          0.27          0.36          0.49
   Net realized and unrealized gain (loss)
     on investments                                  0.33         (0.12)        (0.37)         0.91
----------------------------------------------------------------------------------------------------
Total from investment operations                     0.59          0.15         (0.01)         1.40
----------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income             (0.26)        (0.27)        (0.36)        (0.49)
   Distributions from net realized gain              0.00          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------
Total from distributions                            (0.26)        (0.27)        (0.36)        (0.49)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.75        $10.42        $10.54        $10.91
----------------------------------------------------------------------------------------------------
Total return (not annualized)                        5.74%         1.42%         0.11%        14.11%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets, end of period (000s)                $8,97(2)      $7,221        $6,406        $4,077
----------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
   Ratio of expenses to average net assets         1.79%(4)        1.61%(4)     1.92%(4)      1.65%
   Ratio of net investment income to
     average net assets                            4.88%(4)        5.12%(4)     4.60%(4)      4.31%
----------------------------------------------------------------------------------------------------
Portfolio turnover                                    N/A           113%(6)       31%(5)       292%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior
  to waived fees and reimbursed expenses           2.10%(4)        2.28%(4)     2.21%(4)      2.36%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and              4.57%(4)        4.45%(4)     4.31%(4)      3.60%
   reimbursed expenses
----------------------------------------------------------------------------------------------------


(1)  Unaudited financial statements.

(2)  The Fund changed its fiscal year-end from September 30 to March 31.

(3)  The Fund changed its fiscal year-end from December 31 to September 30.

(4)  Ratio includes income and expenses charged to the Master Portfolio.

(5) Represents portfolio activity for the Fund's stand-alone period only. The portfolio turnover for the period from April 1996 to September 30, 1996 was 87%.

(6)  Reflects activity of the Master Portfolio.


26     Stagecoach Allocation Funds Prospectus

General Investment Risks
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

o Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

o    We cannot guarantee that we will meet our investment objectives.

o We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.

o Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.

o Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.


o An investment in a single Fund, by itself, does not constitute a complete investment plan.


The Funds invest in securities that involve particular kinds of risk.


o The Asset Allocation and Index Allocation Funds invest in equities which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.


o The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has

                                      Stagecoach Allocation Funds Prospectus  27

General Investment Risks
--------------------------------------------------------------------------------


     adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


o The Asset Allocation and Index Allocation Funds invest in smaller companies, foreign companies (including investments made through American Depository Receipts and similar instruments), and emerging markets that are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.


o The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.


o The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional
Information.


Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

28  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.


Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

--------------------------------------------------------------------------------
     Investment Practice/Risk


     The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.


     Remember, each Fund is designed to meet different investment needs and has a different investment objective and investment policy. Each Fund engages in the investment practices described below to varying degrees.


     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.


     Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.
--------------------------------------------------------------------------------

                                      Stagecoach Allocation Funds Prospectus  29

--------------------------------------------------------------------------------


                                                                   ASSET                INDEX             U.S.
                                                                 ALLOCATION           ALLOCATION       GOVERNMENT
=================================================================================================================
INVESTMENT PRACTICE:                    RISK:
=================================================================================================================
Floating and Variable Rate Debt
Instruments with interest               Interest Rate and            X                 X                 X
rates that are adjusted                 Credit Risk
either on a schedule or
when an index or benchmark
changes.
-----------------------------------------------------------------------------------------------------------------
Repurchase Agreements
A transaction in which                  Credit and                   X                 X                 X
the seller of a security                Counter-Party Risk
agrees to buy back a
security at an agreed
upon time and price,
usually with interest.
-----------------------------------------------------------------------------------------------------------------
Other Mutual Funds
The temporary investment                Market Risk                  X                 X                 X
in shares of another
mutual fund. A pro rata
portion of the other
fund's expenses, in
addition to the expenses
paid by the Fund, will be
borne by Fund shareholders.
-----------------------------------------------------------------------------------------------------------------
Foreign Securities
Securities in a dollar-                 Information, Political,      X                 X                 X
denominated debt of non-                Regulatory, Liquidity,
U.S. companies or foreign               Diplomatic and Currency
governments.                            Risk
-----------------------------------------------------------------------------------------------------------------
Options
The right or obligation to              Credit, Information and
receive or deliver a security           Liquidity Risk
or cash payment depending on
the security's price or the
performance of an index or
benchmark.
     ------------------------------------------------------------------------------------------------------------
     Stock Index Futures                                             X                                   X
     Options on Stock Index Futures                                  X                                   X
     Index Swaps                                                     X                 X                 X
     Interest Rate futures                                           X                 X                 X
     Interest Rate Futures Options                                   X                 X                 X
     Interest Rate Swaps                                             X                 X                 X
-----------------------------------------------------------------------------------------------------------------
Loans of Portfolio Securities
The practice of loaning                 Credit and                   X                 X                 X
securities to brokers,                  Counter-Party Risk
dealers and financial
institutions to increase
return on those securities.
Loans may be made in
accordance with existing
investment policies.
-----------------------------------------------------------------------------------------------------------------
Borrowing Policies
The ability to borrow an                Counter-Party Risk           X                 X                 X
equivalent of 20% (10% for
Index Allocation) of assets
from banks for temporary
purposes to meet shareholder
redemptions.
-----------------------------------------------------------------------------------------------------------------
Illiquid Securities
A security that cannot be               Liquidity Risk               X                 X                 X
readily sold, or cannot be
readily sold without
negatively affecting its fair
price. Limited to 15% of
assets for Asset Allocation
and U.S. Government Allocation
Funds and 10% of assets for
Index Allocation Fund.
-----------------------------------------------------------------------------------------------------------------


30 Stagecoach Allocation Funds Prospectus

A Choice of Share Classes
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

o Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

o Class B Shares - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses than Class A shares.

o Class C Shares - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.


You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are available for the Asset Allocation and Index Allocation Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.

                                      Stagecoach Allocation Funds Prospectus  31

A Choice of Share Classes
--------------------------------------------------------------------------------

===================================================================================================================
   CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
===================================================================================================================
   AMOUNT                  FRONT-END SALES CHARGE AS        FRONT-END SALES CHARGE AS       DEALER ALLOWANCE AS %
 OF PURCHASE             % OF PUBLIC OFFERING PRICE         % OF NET AMOUNT INVESTED      OF PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                    4.50%                            4.71%                         4.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                   4.00%                            4.17%                         3.55%
-------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                 3.50%                            3.63%                         3.125%
-------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                 2.50%                            2.56%                         2.00%
-------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                 2.00%                            2.04%                         1.75%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)               0.00%                            0.00%                         1.00%
-------------------------------------------------------------------------------------------------------------------

(1) We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

Class B Share CDSC Schedule


If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

================================================================================
   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
REDEMPTIONS WITHIN   1 YEAR    2 YEARS    3 YEARS   4 YEARS   5 YEARS    6 YEARS
--------------------------------------------------------------------------------
  CDSC                5.00%     4.00%      3.00%     3.00%     2.00%      1.00%
--------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.

32  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------


Class C Share CDSC Schedule


If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a contingent deferred sales charge (CDSC) of 1.00%.


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

                                      Stagecoach Allocation Funds Prospectus  33

Reduced Sales Charges
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:

o You pay no sales charges on Fund shares you buy with reinvested distributions.


o You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

o By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.

o If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.

o You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

34  Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

o a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

o    a trustee or fiduciary purchasing for a single fiduciary relationship; or

o the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

--------------------------------------------------------------------------------
     How a Letter of Intent Can Save You Money!

     If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $50,000, then 4.00% on the next $49,999!
--------------------------------------------------------------------------------

                                      Stagecoach Allocation Funds Prospectus  35

Reduced Sales Charges
--------------------------------------------------------------------------------

Class B and Class C Share CDSC Reductions:

o    You pay no CDSC on Funds shares you purchase with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

o We waive the CDSC for redemptions made at the Company's direction in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

o    Current and retired employees, directors and officers of:


     o    Stagecoach Funds and its affiliates;

     o    Wells Fargo Bank and its affiliates;

     o    Stephens Inc. and its affiliates; and

     o    Broker-Dealers who act as selling agents.

o The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.


You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom the Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supercede the terms and conditions discussed here.

36 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Special Notice

If you owned Class B shares prior to March 3, 1997 they are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:

================================================================================
   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
REDEMPTIONS WITHIN  1 YEAR    2 YEARS    3 YEARS   4 YEARS   5 YEARS    6 YEARS
--------------------------------------------------------------------------------
   CDSC              3.00%     2.00%      1.00%     1.00%     0.00%      0.00%
--------------------------------------------------------------------------------

The above schedule does not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.

                                      Stagecoach Allocation Funds Prospectus  37

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

o By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

o    Through a brokerage account with an approved selling agent; or

o Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments:

o    $1,000 per Fund minimum initial investment; or

o    $100 per Fund minimum initial investment if you use the AutoSaver option.

o    $100 per Fund for all investments after your first.

o We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.

38 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Important Information:


o Read this Prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800-222-8222.


o We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.


o As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


o We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

o We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.


o You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.

o Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.


o We reserve the right to cancel any purchase order or delay redemption if your check does not clear.

                                      Stagecoach Allocation Funds Prospectus  39

Your Account
--------------------------------------------------------------------------------

How to Buy Shares


The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
BY MAIL
================================================================================
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------
Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Stagecoach Strategic Growth Fund, Class B".
--------------------------------------------------------------------------------
You may start your account with $100 if you elect the AutoSaver option on the application.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.
--------------------------------------------------------------------------------
Enclose the payment stub/card from your statement if available.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

================================================================================
BY WIRE
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------
Mail the completed application.
--------------------------------------------------------------------------------
You may also fax the completed application (with original to follow).
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
Fax to:
1-415-546-0280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Instruct your wiring bank to transmit at least $100 according to the instructions given to the right. Be sure to have the wiring bank include your current account number and the name your account is registered in.
--------------------------------------------------------------------------------
Wire to:
Wells Fargo Bank, N.A.
San Francisco, California

Bank Routing Number:
121000248

Wire Purchase Account Number:
4068-000587

Attention:
Stagecoach Funds (Name of Fund and Share Class)

Account Name:
(Registration Name Indicated on Application)
--------------------------------------------------------------------------------

40 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------
You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
--------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:
o    transfer at least $1,000 from a linked settlement account, or
o exchange at least $1,000 worth of shares from an existing Stagecoach Fund. Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------
Call Investor Services and instruct the representative to either:
o    transfer at least $100 from a linked settlement account, or
o    exchange at least $100 worth of shares from another Stagecoach Fund.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------


Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

================================================================================
BY MAIL
================================================================================
Write a letter stating your account registration, your account number, the
Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").
--------------------------------------------------------------------------------
Make sure all the account owners sign the request.
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------
Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
--------------------------------------------------------------------------------
Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

                                      Stagecoach Allocation Funds Prospectus  41

Your Account
--------------------------------------------------------------------------------

================================================================================
BY PHONE
================================================================================
Call Investor Services to request a redemption of at least $100.
Be prepared to provide your account number and Tax Identification Number.
--------------------------------------------------------------------------------
Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
--------------------------------------------------------------------------------
You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------
Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
--------------------------------------------------------------------------------


Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------
Call:
1-800-222-8222
--------------------------------------------------------------------------------


================================================================================
GENERAL NOTES FOR SELLING SHARES
================================================================================
We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed on the same business day.
--------------------------------------------------------------------------------


Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------
If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supercede the directions in this Prospectus.
--------------------------------------------------------------------------------


We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------
Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------

42 Stagecoach Allocation Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o You should carefully read the Prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

o If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

o If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

o Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

o Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

o In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.


o You may make exchanges between like share classes. You may also exchange between A, B or C share classes and non-institutional class shares of a money market fund.

                                      Stagecoach Allocation Funds Prospectus  43

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

o AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Stagecoach Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

o Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

     o    must have a Fund account valued at $10,000 or more;

     o    must have distributions reinvested; and

     o    may not be simultaneously participate in an AutoSaver Plan.

It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

o Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

o Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

o Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.

44 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

o Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

--------------------------------------------------------------------------------
     Two Things to Keep In Mind About Distributions

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
--------------------------------------------------------------------------------

Taxes


The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.


We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.


We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.


Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.

Historical Fund Information

Index Allocation Fund--Commenced operations on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc., another investment company advised by Wells Fargo Bank. In February of 1997, the Fund changed its name

                                      Stagecoach Allocation Funds Prospectus  45

Additional Services and Other Information
--------------------------------------------------------------------------------

to the "Index Allocation Fund". On December 12, 1997, the Overland Express Fund was reorganized as a Fund of Stagecoach Funds. Performance for the period prior to December 15, 1997, reflects the performance of the Overland Fund. The Fund's manager has voluntarily waived or reimbursed expenses to the Fund; without these reduction, the Fund's performance would have been lower.

Asset Allocation and U.S. Government Allocation Funds--Financial information for fiscal periods prior to, and including, 1991 is based on the financial information for the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs and the Fixed-Income Strategy Fund of the Trust, which were reorganized into the Asset Allocation and U.S. Government Allocation Funds, respectively, on January 2, 1992. From the period from April 28, 1996 to December 15, 1997, the Asset Allocation Fund and the U.S. Government Allocation Fund invested all of their assets in Master Portfolios with corresponding investment objectives. The Funds no longer invest in a Master Portfolio. Currently, and for periods prior to April 28, 1996, the Funds invest directly in a portfolio of securities.

Share Class - This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.

Conversion of Class B shares - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.

Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.

Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies.

46 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.

Dealer Concessions and Rule 12b-1 fees - Stephens Inc., as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens Inc. also compensates selling agents for the sale of Class A shares of Index Allocation, Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund.

Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.

Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.

Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.

                                      Stagecoach Allocation Funds Prospectus  47

Organization and Management of the Funds
--------------------------------------------------------------------------------


A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.

About Stagecoach


Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland Corporation.

The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.

================================================================================
                                  SHAREHOLDERS
================================================================================

================================================================================
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
      Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

================================================================================
           DISTRIBUTOR &
        CO-ADMINISTRATOR                                  ADMINISTRATOR
================================================================================
          Stephens Inc.                                  Wells Fargo Bank
          111 Center St.                                 525 Market St.
          Little Rock, AR                                San Francisco, CA


          Markets the Funds,                             Manages the Funds'
          distributes shares,                            business activities
          and manages the Funds'
          business activities
--------------------------------------------------------------------------------

================================================================================
          TRANSFER AND                                      SHAREHOLDER
     DIVIDEND DISBURSING AGENT                            SERVICING AGENTS
================================================================================
          Wells Fargo Bank                               Various Agents
          525 Market St.
          San Francisco, CA

          Maintains records of                           Provide services
          shares and supervises                          to customers
          the paying of dividends
--------------------------------------------------------------------------------

================================================================================
                             INVESTMENT SUB-ADVISOR
================================================================================
       Barclay Global Fund Advisors 45 Freement Street San Francisco, CA
                    Manages the Fund's investment activities
--------------------------------------------------------------------------------

================================================================================
       INVESTMENT ADVISOR                           CUSTODIAN
================================================================================

 Wells Fargo Bank, 525 Market St.,          Barclay's Global Investors, N.A.
 San Francisco, CA                          45 Fremont
                                            San Francisco, CA

 Manages the Funds'                         Provides safekeeping for
 investment activities                      the Funds' assets
--------------------------------------------------------------------------------

================================================================================
                               BOARD OF DIRECTORS
================================================================================
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

48 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997 Wells Fargo Bank and its affiliates managed over $62 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:

--------------------------------------------------------------------------------
Asset Allocation Fund                                                  .36%
--------------------------------------------------------------------------------
Index Allocation Fund                                                  .70%
--------------------------------------------------------------------------------
U.S. Government Allocation Fund                                        .50%
--------------------------------------------------------------------------------

The Sub-Advisor

Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for each of the Funds. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank. As of September 30, 1997, BGFA managed or provided investment advice for assets aggregating in excess of $495 billion. For providing sub-advisory services to the Asset Allocation and Index Allocation Funds, BGFA is entitled to receive from Wells Fargo Bank .20% of each Fund's assets up to $500 million, .15% from $500 million to $1 billion, and .10% of assets in excess of $1 billion. For providing sub-advisory services to the U.S. Government Allocation Fund, BGFA is entitled to receive from Wells Fargo Bank .05% of the Fund's assets up to $100 million, .04%, from $100 million up to $150 million, and

                                      Stagecoach Allocation Funds Prospectus  49

Organization and Management of the Funds
--------------------------------------------------------------------------------

 .03% of the Fund's assets in excess of $150 million. The Funds paid BGFA the following for sub-advisory services for the last fiscal year:


--------------------------------------------------------------------------------
Asset Allocation Fund                                                  .20%
--------------------------------------------------------------------------------
Index Allocation Fund                                                  .28%
--------------------------------------------------------------------------------
U.S. Government Allocation Fund                                        .19%
--------------------------------------------------------------------------------


The Administrator

Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services. Prior to February 1, 1998, Wells Fargo Bank was entitled to receive .04% of each Fund's assets for administration services.

The Distributor and Co-Administrator


Stephens Inc. is the Fund's distributor and co-administrator. Stephens Inc. receives .04% of each Fund's assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares. Prior to February 1, 1998, Stephens Inc. was entitled to receive .02% of each Fund's assets for co-administration services.

Distribution Plan


We have adopted distribution plans for the Funds. For Class A shares of Asset Allocation and U.S. Government Allocation Funds, these plans are used to defray all or part of the cost of preparing and distributing prospectuses and promotional materials. For Class A shares of Index Allocation, Class B and Class C shares, these plans are used to pay for distribution-related services, including on-going compensation to selling agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher asset levels pay a higher proportion of these costs. The fees paid under these plans are as follows:


--------------------------------------------------------------------------------
                                               CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
Asset Allocation Fund                           .05%        .70%        .75%
--------------------------------------------------------------------------------
Index Allocation Fund                           .25%        .75%        .75%
--------------------------------------------------------------------------------
U.S. Government Allocation Fund                 .05%        .70%         N/A
--------------------------------------------------------------------------------


Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and

50 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:


--------------------------------------------------------------------------------
                                               CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
Asset Allocation Fund                           .30%        .30%         .25%
--------------------------------------------------------------------------------
Index Allocation Fund                           .25%        .25%         .25%
--------------------------------------------------------------------------------
U.S. Government Allocation Fund                 .30%        .30%         N/A
--------------------------------------------------------------------------------


                                       Stagecoach Allocation Funds Prospectus 51

How to Read the Financial Highlights
--------------------------------------------------------------------------------

After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called the "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements from which these Financial Highlights were derived were audited by KPMG Peat Marwick LLP, except as indicated. The financial statements are included in each Fund's most recent Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements prior to January 1, 1992.

Here is an explanation of some terms that will help you read these charts.

Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.

Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."

Net Realized and Unrealized Gains (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."

Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.

Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.

Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.


52 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.

Average Commission Rate Paid-- The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions. This information is required only for fiscal years beginning after September 1, 1995.

Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers, and excludes sales loads.


                                       Stagecoach Allocation Funds Prospectus 53

Glossary
--------------------------------------------------------------------------------

ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve System which allows banks to process checks, transfer funds and perform other tasks.


Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.

Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally-sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security


A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.

Investment Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are


54 Stagecoach Allocation Funds Prospectus

--------------------------------------------------------------------------------

considered to have a strong ability to pay interest and repay principal, although some investment grade bonds may have some speculative characteristics.

Lehman Brothers 20+ Bond Index

An unmanaged index composed of U.S. Treasury bonds with 20 years or longer dates to maturity.

Liquidity

The ability to readily sell a security at its fair price.

Moody's

One of the largest nationally recognized ratings organizations.

Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.

Net Asset Value (NAV)

The value of a single Fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.

Non-Diversified

Any fund that does not have a policy as described under "diversified" in this Glossary.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.

Public Offering Price (POP)
The NAV with the sales load added.


Repurchase Agreement


An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


                                       Stagecoach Allocation Funds Prospectus 55

Glossary
--------------------------------------------------------------------------------

Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.

Shareholder Servicing Agent

An entity appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.


S&P, S&P 500 Index


One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the U.S. economy. The S&P 500 Index is one of the most commonly used indexes used to measure the equity market. It is composed of 500 companies representing a variety of economic sectors.

Statement of Additional Information


A document that supplements the disclosures made in this Prospectus.

Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.

Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.

Turnover Ratio


The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



56 Stagecoach Allocation Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

================================================================================

STAGECOACH FUNDS(R)

You may wish to review the following documents:

Statement of Additional Information

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report

provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


--------------------------------------------------------------------------------
STAGECOACH FUNDS:
--------------------------------------------------------------------------------
o    are not insured by the FDIC
o    are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the
     Bank
o    involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------
[RECYCLE LOGO]                                                    SC AAP (12/97)
Printed on recycled paper

March 30, 1998

================================================================================

                                                             STAGECOACH FUNDS(R)

Stagecoach
         Equity Funds
Prospectus


Balanced Fund                      Please read this Prospectus and keep it for
                                   future reference. It is designed to provide
Diversified Equity                 you with important information and to help
Income Fund                        you decide if a Fund's goals match your own.

Equity Value Fund

Growth Fund                        These securities have not been approved or
                                   disapproved by the U.S. Securities and
Small Cap Fund                     Exchange Commission, any state securities
                                   commission or any other regulatory authority,
Strategic                          nor have any of these authorities passed upon
Growth Fund                        the accuracy or adequacy of this Prospectus.
                                   Any representation to the contrary is a
Class A, Class B and               criminal offense.
Class C

                                   Fund shares are NOT deposits or other
                                   obligations of, or issued, endorsed or
Investment Advisor                 guaranteed by, Wells Fargo Bank, N.A. ("Wells
and Administrator:                 Fargo Bank"), or any of its affiliates. Fund
                                   shares are NOT insured or guaranteed by the
Wells Fargo Bank                   U.S. Government, the Federal Deposit
                                   Insurance Corporation ("FDIC"), the Federal
Distributor and                    Reserve Board or any other governmental
Co-Administrator:                  agency. AN INVESTMENT IN A FUND INVOLVES
                                   CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
Stephens Inc.                      PRINCIPAL.

================================================================================

================================================================================


About This Prospectus

--------------------------------------------------------------------------------


What is a prospectus?

A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.


What is different about this Prospectus?

We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.


How is the Fund information organized?

After important summary information and the expense fee table, each Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about a Fund can be found.


                                   Important information you should look
                                   for:

--------------------------------------------------------------------------------


[GRAPHIC]                          Investment Objective and Investment Policies
                                   What is the Fund trying to achieve? How do we intend to invest your money? What makes a Fund different from the other Funds offered in this Prospectus? Look for the arrow icon to find out.

--------------------------------------------------------------------------------


[GRAPHIC]                          Permitted Investments
                                   A summary of the Fund's key permitted
                                   investments and practices.

--------------------------------------------------------------------------------


[GRAPHIC]                          Important Risk Factors
                                   What are key risk factors for this Fund? This will include the factors described in "General Investment Risks" together with any special risk factors for the Fund.

--------------------------------------------------------------------------------


[GRAPHIC]                          Additional Fund Facts
                                   Provides additional information about the
                                   Fund.

--------------------------------------------------------------------------------


Why is italicized print used throughout this Prospectus?


Words appearing in italicized print and highlighted in color are defined in the Glossary.


What else do I need to understand these Funds?


Each Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Funds is also available on the SEC's website (http://www.sec.gov).

================================================================================

Table of Contents

                               Key Information                               4
                               Summary of Expenses                           6

--------------------------------------------------------------------------------


The Funds                      Balanced Fund                                10
This section contains          Diversified Equity Income Fund               14
important information          Equity Value Fund                            18
about the individual           Growth Fund                                  22
Funds.                         Small Cap Fund                               26
                               Strategic Growth Fund                        30
                               General Investment Risks                     34

--------------------------------------------------------------------------------


Your Account                   A Choice of Share Classes                    38
Turn to this section for       Reduced Sales Charges                        41
information on how to          Your Account                                 45
open and maintain              How to Buy Shares                            47
your account, including        Selling Shares                               48
how to buy, sell and           Exchanges                                    50
exchange Fund shares.          Additional Services and
                                  Other Information                         51

--------------------------------------------------------------------------------


Reference                      Organization and
Look here for                     Management of the Funds                   56
details on the                 How to Read the Financial Highlights         60
organization of                Glossary                                     62
the Funds and
term definitions.

Key Information

--------------------------------------------------------------------------------

Summary of the Stagecoach Equity Fund


The Funds described in this Prospectus invest primarily in equity securities, except as indicated. As described, they may seek long-term capital appreciation, total return, current income or a combination of these objectives. The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of shareholders.


Should you consider investing in these Funds? Yes, if:

o    you are looking to add equity investments to your portfolio;

o    you have an investment horizon of at least three to five years; and

o you are willing to accept the risks of equity investing, including the risk that share prices may rise and fall significantly.

You should not invest in these Funds if:

o    you are looking for FDIC insurance coverage or guaranteed rates of return;

o you are unwilling or unable to accept that you may lose money on your investment;

o    you are unwilling to accept the risks involved in the securities markets;
     or

o    you are seeking monthly dividend income.


Who are "We"?

In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Funds" further explains how the Funds are organized.


Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.


What are the "Funds"?

In this Prospectus, the "Funds" refers to the Stagecoach Funds listed on the cover of this Prospectus. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.


Dividends

We pay dividends, if any, quarterly for the Funds listed in this Prospectus except for the Small Cap and Strategic Growth Funds, which pay annual dividends.



4    Stagecoach Equity Funds Prospectus

This page intentionally left blank

--------------------------------------------------------------------------------

Equity Funds      Summary of Expenses

--------------------------------------------------------------------------------

================================================================================

SHAREHOLDER TRANSACTION EXPENSES
================================================================================
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
"Organization and Management of the Funds" for more details.

--------------------------------------------------------------------------------
                                              Balanced Fund   Diversified Equity
                                                                 Income Fund
                                             -----------------------------------
                                             CLASS A CLASS B   CLASS A  CLASS B
--------------------------------------------------------------------------------
Maximum sales charge on a purchase
  (as a percentage of offering price)         5.25%   None      5.25%    None
--------------------------------------------------------------------------------
Maximum sales charge on reinvested
  dividends                                   None    None      None     None
--------------------------------------------------------------------------------
Maximum sales charge on a:
  Redemption during first year                None    5.00%     None     5.00%
  Redemption after first year                 None    4.00%     None     4.00%
--------------------------------------------------------------------------------
Exchange fees                                 None    None      None     None
================================================================================




ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
================================================================================
Expenses shown "after waivers" reflect amounts paid by each Fund during the prior fiscal period. They have been restated to reflect current expenses and fee waivers. Expenses shown "before waivers" reflect contract amounts and amounts paid during the prior fiscal period. Expense waivers and reimbursements are voluntary and may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------
                                              Balanced Fund   Diversified Equity
                                                                 Income Fund
                                             -----------------------------------
                                             CLASS A CLASS B   CLASS A  CLASS B
--------------------------------------------------------------------------------
Rule 12b-1fee                                 0.10%   0.75%     0.05%    0.70%
--------------------------------------------------------------------------------
Management fee
  (after waivers)                             0.54%   0.54%     0.50%    0.50%
--------------------------------------------------------------------------------
Other expenses
  (after waivers or reimbursements)           0.63%   0.63%     0.64%    0.63%
================================================================================
TOTAL FUND OPERATING EXPENSES
  (after waivers or reimbursements)           1.27%   1.92%     1.19%    1.83%
================================================================================
Management fee
  (before waivers)                            0.60%   0.60%     0.50%    0.50%
--------------------------------------------------------------------------------
Other expenses
  (before waivers or reimbursements)          0.63%   6.50%     0.64%    0.67%
--------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES
  (before waivers or reimbursements)          1.33%   7.85%     1.19%    1.87%
--------------------------------------------------------------------------------



6    Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


========================================================================================================

========================================================================================================







--------------------------------------------------------------------------------------------------------
Equity Value Fund            Growth Fund                   Small Cap Fund        Strategic Growth Fund

--------------------------------------------------------------------------------------------------------
 CLASS A CLASS B CLASS C   CLASS A  CLASS B  CLASS C   CLASS A CLASS B CLASS C   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------------------------------------

  5.25%   None    None      5.25%    None     None      5.25%   None    None      5.25%   None    None
--------------------------------------------------------------------------------------------------------

  None    None    None      None     None     None      None    None    None      None    None    None
--------------------------------------------------------------------------------------------------------

  None    5.00%   1.00%     None     5.00%    1.00%     None    5.00%   1.00%     None    5.00%   1.00%
  None    4.00%   None      None     4.00%    None      None    4.00%   None      None    4.00%   None
--------------------------------------------------------------------------------------------------------
  None    None    None      None     None     None      None    None    None      None    None    None
--------------------------------------------------------------------------------------------------------











--------------------------------------------------------------------------------------------------------
Equity Value Fund            Growth Fund                   Small Cap Fund        Strategic Growth Fund

--------------------------------------------------------------------------------------------------------
 CLASS A CLASS B CLASS C   CLASS A  CLASS B  CLASS C   CLASS A CLASS B CLASS C   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------------------------------------
  0.10%   0.75%   0.75%     0.05%    0.70%    0.75%     0.10%   0.75%   0.75%     0.10%   0.75%   0.75%
--------------------------------------------------------------------------------------------------------

  0.50%   0.50%   0.50%     0.50%    0.50%    0.50%     0.60%   0.60%   0.60%     0.50%   0.50%   0.50%
--------------------------------------------------------------------------------------------------------

  0.57%   0.57%   0.57%     0.56%    0.58%    0.53%     0.65%   0.75%   0.75%     0.68%   0.75%   0.75%
========================================================================================================

  1.17%   1.82%   1.82%     1.11%    1.78%    1.78%     1.35%   2.10%   2.10%     1.28%   2.00%   2.00%
========================================================================================================

  0.50%   0.50%   0.50%     0.50%    0.50%    0.50%     0.60%   0.60%   0.60%     0.50%   0.50%   0.50%
--------------------------------------------------------------------------------------------------------

  0.52%   0.94%   0.94%     0.59%    0.69%    0.64%     1.44%   2.20%   1.54%     0.70%   0.79%   0.75%
--------------------------------------------------------------------------------------------------------

  1.12%   2.19%   2.19%     1.14%    1.89%    1.89%     2.14%   3.55%   2.89%     1.30%   2.04%   2.00%
--------------------------------------------------------------------------------------------------------



                                       Stagecoach Equity Funds Prospectus     7

--------------------------------------------------------------------------------


================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a     Balanced Fund   Diversified Equity
$1,000 investment assuming a 5% annual                           Income Fund
return and that you redeem your shares at    -----------------------------------
the end of each period.                      CLASS A CLASS B   CLASS A  CLASS B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 YEAR                                         $65     $69       $64      $69
--------------------------------------------------------------------------------
3 YEARS                                        $91     $90       $88      $88
--------------------------------------------------------------------------------
5 YEARS                                       $119    $124      $114     $119
--------------------------------------------------------------------------------
10 YEARS                                      $198    $191      $189     $182
================================================================================
EXAMPLE OF EXPENSES -- THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE
EXPENSES, AND ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
================================================================================
You would pay the following expenses on a     Balanced Fund   Diversified Equity
$1,000 investment assuming a 5% annual                           Income Fund
return and that you do not redeem your       -----------------------------------
shares at the end of each period.            CLASS A CLASS B   CLASS A  CLASS B
--------------------------------------------------------------------------------
1 year                                        $65      $19       $64      $19
--------------------------------------------------------------------------------
3 YEARS                                       $91      $60       $88      $58
--------------------------------------------------------------------------------
5 YEARS                                      $119     $104      $114      $99
--------------------------------------------------------------------------------
10 YEARS                                     $198     $191      $189     $182
--------------------------------------------------------------------------------



8    Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


========================================================================================================


========================================================================================================
Equity Value Fund            Growth Fund                   Small Cap Fund        Strategic Growth Fund

--------------------------------------------------------------------------------------------------------
 CLASS A CLASS B CLASS C   CLASS A  CLASS B  CLASS C   CLASS A CLASS B CLASS C   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 $64       $68     $28       $63      $68      $28       $66     $71     $31       $65     $70     $31
--------------------------------------------------------------------------------------------------------
 $88       $87     $57       $86      $86      $56       $93     $96     $66       $92     $93     $63
--------------------------------------------------------------------------------------------------------
$113      $119     $99      $110     $116      $96      $123    $133    $113      $120    $128    $108
--------------------------------------------------------------------------------------------------------
$187      $180    $214      $181     $175     $209      $206    $205    $243      $201    $196    $233
========================================================================================================


========================================================================================================
Equity Value Fund            Growth Fund                   Small Cap Fund        Strategic Growth Fund

--------------------------------------------------------------------------------------------------------
 CLASS A CLASS B CLASS C   CLASS A  CLASS B  CLASS C   CLASS A CLASS B CLASS C   CLASS A CLASS B CLASS C
--------------------------------------------------------------------------------------------------------
 $64       $18     $18       $63      $18      $48       $66     $21     $21       $65     $21     $21
--------------------------------------------------------------------------------------------------------
 $88       $57     $57       $86      $56      $56       $93     $66     $66       $92     $63     $63
--------------------------------------------------------------------------------------------------------
$113       $99     $99      $110      $96      $96      $123    $113    $113      $120    $108    $108
--------------------------------------------------------------------------------------------------------
$187      $180    $214      $181     $175     $209      $206    $205    $243      $201    $196    $233
--------------------------------------------------------------------------------------------------------



                                        Stagecoach Equity Funds Prospectus     9

Balanced Fund

--------------------------------------------------------------------------------

         Portfolio Managers:        Rex Wardlaw (since 2/97)
                                    Tamyra Thomas (since 9/96)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Balanced Fund seeks to provide investors with both capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

                              Investment Policies

                              We pursue a balanced and diversified investment approach by investing generally between 30% and 70% of our assets in common stocks and the remainder in fixed-income securities. By actively managing both the equity and fixed-income portion of the Fund's portfolio and the allocation mix, we hope to achieve a high total return, including both distributions and growth in share values. We invest the equity portion of our portfolio in equity securities that we believe are selling for less than their intrinsic or true value and that generally exhibit the following characteristics: above-average financial strength, a strong position in their industry and a history of steady profit growth. We invest the fixed-income portion of our portfolio in corporate bonds, commercial paper, and mortgage-backed and asset-backed securities based on their relatively greater stability of income and principal.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o between 30% and 70% of our assets in common stocks, with the remainder invested in debt securities.

                              Under normal market conditions we invest the equity portion of the Fund's portfolio in:

                              o both large, well-established companies and smaller companies with market capitalization exceeding $50 million; and

                              o in foreign companies through American Depository Receipts and similar instruments, up to 25% of total assets.

                              Under normal market conditions we invest the fixed-income portion of the Fund's portfolio in:

                              o commercial paper rated "A-2" (S&P) or "Prime-2" (Moody's) or better;

                              o corporate debt securities rated "BBB" (S&P) or "Baa" (Moody's) or better; and


10   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


                              o mortgage-backed and asset-backed securities rated "AA" (S&P) or "Aa" (Moody's) or better.

                              We may also invest in zero coupon bonds.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.

--------------------------------------------------------------------------------

[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment choice.


                              Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective attempts to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility. Also, stocks of the smaller and medium-sized companies in which the Fund may invest may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts

                              Tamyra Thomas is the manager of the income portion of the Fund and Rex Wardlaw is the manager of the equity portion. They jointly determine the portfolio's asset allocation.

                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                        Stagecoach Equity Funds Prospectus    11

Balanced Fund                Financial Highlights


See "Historical Fund Information" on page 52.


------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

FOR A SHARE OUTSTANDING
====================================================================================================================================

For the period ended:                                   CLASS A SHARES -- COMMENCED

                                                        ON JULY 2, 1990

                                                        ---------------------------------------------------------------
                                                        Sept. 30,        March 31,        Sept. 30,       Sept. 30,
                                                         1997(1)          1997(2)          1996(3)         1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $12.01           $11.46           $11.84          $11.67
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.20             0.19             0.36            0.46(4)
  Net realized and unrealized gain (loss)
    on investments                                         1.70             0.74             0.89            0.68(4)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                           1.90             0.93             1.25            1.14
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                    (0.20)           (0.19)           (0.35)          (0.47)
  Distributions from net realized gain                     0.00            (0.19)           (1.28)          (0.50)
-----------------------------------------------------------------------------------------------------------------------
Total from distributions:                                 (0.20)           (0.38)           (1.63)          (0.97)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $13.71           $12.01           $11.46          $11.84
-----------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                             15.88%            8.15%           10.51%          10.62%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                      $35,360          $31,632          $32,640         $89,034
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                  1.05%            1.05%            1.31%           1.03%
  Ratio of net investment income to
    average net assets                                     3.03%            3.20%            2.98%           4.05%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                           27%              43%             131%             90%
-----------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)                         0.0666           0.0802           0.0603              --
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                      1.41%            1.30%            1.48%           1.05%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed           2.67%            2.95%            2.81%           4.03%
  expenses (loss)
-----------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=======================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                                         1996            1995
=======================================================================================================================
Returns for other share classes may vary due to different                                   15.99%          17.63%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
-----------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


(2)  The Fund changed its fiscal year-end from September 30 to March 31.


12   Stagecoach Equity Funds Prospectus

                                                                  See "How to Read the Financial Highlights" on page 60.

------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

========================================================================================================================
                                                                                 CLASS B SHARES -- COMMENCED
                                                                                 ON SEPTEMBER 6, 1996
----------------------------------------------------------------  ------------------------------------------------------
 Sept. 30,    Sept. 30,        Sept. 30,                          Sept. 30,      Sept. 30,        Mar. 31,     Sept. 30,
   1994         1993             1992        Sept. 30, 1991         1990           1997(1)         1997(2)       1996
----------------------------------------------------------------  ------------------------------------------------------
   $12.71       $11.18           $10.80           $9.50             $10.00         $10.79          $10.24        $10.00
----------------------------------------------------------------  ------------------------------------------------------

     0.43(4)      0.44(4)          0.42(4)         0.52               0.14           0.09            0.08          0.00

    (0.13)4       1.72(4)          0.53(4)         1.40              (0.64)          1.58            0.72          0.24
----------------------------------------------------------------  ------------------------------------------------------
     0.30         2.16             0.95            1.92              (0.50)          1.67            0.80          0.24
----------------------------------------------------------------  ------------------------------------------------------

   (0.146)       (0.43)           (0.43)          (0.62)              --            (0.09)          (0.08)         0.00
    (0.88)       (0.20)           (0.14)           --                 --             0.00           (0.17)         0.00
----------------------------------------------------------------  ------------------------------------------------------
    (1.34)       (0.63)           (0.57)          (0.62)              --            (0.09)          (0.25)         0.00
----------------------------------------------------------------  ------------------------------------------------------
   $11.67       $12.71           $11.18          $10.80              $9.50         $12.37          $10.79        $10.24
----------------------------------------------------------------  ------------------------------------------------------
     2.30%       19.83%            9.03%          20.78%             (5.00)%        15.52%           7.84%         2.40%
----------------------------------------------------------------  ------------------------------------------------------

 $108,290     $104,434          $65,226         $50,038            $33,185         $3,998            $297            $2
----------------------------------------------------------------  ------------------------------------------------------

     1.09%        1.01%            1.02%           0.96%              0.93%          1.70%           1.70%         0.00%

     3.55%        3.62%            3.76%           5.88%              5.87%          2.29%           2.48%         3.09%
----------------------------------------------------------------  ------------------------------------------------------
       35%          60%              49%             30%                12%            27%             43%          131%
----------------------------------------------------------------  ------------------------------------------------------
       --         --               --              --                 --           0.0666          0.0802        0.0603
----------------------------------------------------------------  ------------------------------------------------------

     1.11%        1.06%            1.10%           1.18%              1.60%          2.54%           7.85%         0.66%
----------------------------------------------------------------  ------------------------------------------------------

     3.53%       3.157%            3.68%           5.66%              5.20%          1.45%          (3.67)%        2.43%

----------------------------------------------------------------  ------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
========================================================================================================================
     1994        1993             1992            1991
========================================================================================================================
    -3.80%       18.71%            8.79%          18.53%
------------------------------------------------------------------------------------------------------------------------



(3)  The Fund changed its Investment Advisor during this fiscal year.


(4)  Per share data are based upon average monthly shares outstanding.


                                        Stagecoach Equity Funds Prospectus    13

Diversified Equity Income Fund

--------------------------------------------------------------------------------

                              Portfolio Managers: Allen Wisniewski (since 11/92)
                                                  Rex Wardlaw (since 2/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective


                              The Diversified Equity Income Fund seeks to earn current income and a growing stream of income over time, consistent with the preservation of capital.


                              Investment Policies


                              We actively manage a diversified portfolio of income-producing equity securities. In selecting stocks we emphasize dividend histories and trends. We look for stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against a particular stock's own price history. We also look for common stock of issuers that pay above-average dividends.


                              We may also invest in the following income producing debt securities:

                              o U.S. Government obligations;

                              o a broad range of debt instruments, including bonds and other debt obligations of domestic corporations;

                              o U.S. dollar-denominated debt instruments of foreign issuers, including foreign governments and companies; and

                              o various asset-backed securities.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o at least 65% of our total assets in equity securities;

                              o at least 90% of our equity portfolio in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (As of July 1997, this range was from $1.1 billion to
                              198.3 billion. The range is expected to change frequently);

                              o up to 25% of our assets in foreign companies through American Depository Receipts and similar instruments;

                              o up to 15% of our assets in emerging markets;

                              o most of our debt portfolio in companies and government entities located within the United States;


14   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


                              o generally all of our debt portfolio in instruments rated at the time of acquisition in the four highest credit categories by one or more nationally recognized ratings organizations, or in unrated instruments determined by Wells Fargo Bank to be of comparable quality; and

                              o up to 20% of our nonconvertible debt portfolio in instruments rated at the time of purchase in the lowest four credit categories.


                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so.

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment choice.


                              You should also consider that stocks selected for their high dividend yields may be more sensitive to changes in interest rates than other stocks. Also, stocks of smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts


                              We have a quarterly dividend policy. You should not invest in the Fund if you are looking for monthly income, nor should you invest if you are looking for higher than average levels of capital growth. Before December 15, 1997, the Fund was called the "Diversified Income Fund."


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                        Stagecoach Equity Funds Prospectus    15

Diversified Equity Income Fund          Financial Highlights


-----------------------------------------------------------------------------------------------------

=====================================================================================================
FOR A SHARE OUTSTANDING
=====================================================================================================
For the period ended:                                   CLASS A SHARES -- COMMENCED
                                                        ON NOVEMBER 18, 1992
                                                        ---------------------------------------------
                                                        Sept. 30,         Mar. 31,         Sept. 30,
                                                         1997(1)           1997(1)          1996(3)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $14.52            $14.73           $13.34
-----------------------------------------------------------------------------------------------------
income from investment operations:
  Net investment income (loss)                              0.15              0.14             0.25
  Net realized and unrealized gain (loss)
  on investments                                            3.14              0.64             1.39
-----------------------------------------------------------------------------------------------------
Total from investment operations                            3.29              0.78             1.64
-----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.15)            (0.14)           (0.25)
  Distributions from net realized gain                      0.00             (0.85)            0.00
-----------------------------------------------------------------------------------------------------
Total from distributions:                                  (0.15)            (0.99)           (0.25)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $17.66            $14.52           $14.73
-----------------------------------------------------------------------------------------------------
Total return (not annualized)                              22.68%             5.25%           12.35%
-----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                      $188,051          $154,502         $134,648
-----------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                   1.10%             1.10%            1.10%
  Ratio of net investment income to
  average net assets                                        1.78%             1.91%            2.57%
-----------------------------------------------------------------------------------------------------
Portfolio turnover                                            30%               33%              43%
-----------------------------------------------------------------------------------------------------
Average commission rate paid                             $0.0666           $0.0780          $0.0793
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                       1.19%             1.17%            1.26%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed            1.69%             1.84%            2.41%
  expenses
-----------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=====================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                                           1996
=====================================================================================================
Returns for other share classes may vary due to different                                     22.11%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
-----------------------------------------------------------------------------------------------------


(1)  Unaudited financial statements.


(2)  The Fund changed its fiscal year-end from September 30 to March 31.


16   Stagecoach Equity Funds Prospectus

                                                                       See "How to Read the Financial Highlights" on page 60.
-----------------------------------------------------------------------------------------------------------------------------


=============================================================================================================================

=============================================================================================================================
                                                                 CLASS B SHARES -- COMMENCED
                                                                 ON JANUARY 1, 1995
                                                                 ------------------------------------------------------------
   Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,          Sept. 30,        Mar. 31,         Sept. 30,        Dec. 31,
    1995           1994           1993           1992              1997(1)          1997(2)          1996(3)          1995
-------------------------------------------------------------    ------------------------------------------------------------
    $10.76         $11.08         $10.29         $10.00            $13.60           $13.79           $12.49           $10.00
-------------------------------------------------------------    ------------------------------------------------------------

      0.35           0.33           0.30           0.02              0.08             0.08             0.17             0.20

      2.86          (0.32)          0.96           0.29              2.94             0.60             1.30             2.75
-------------------------------------------------------------    ------------------------------------------------------------
      3.21           0.01           1.26           0.31              3.02             0.68             1.47             2.95
-------------------------------------------------------------    ------------------------------------------------------------

     (0.35)         (0.33)         (0.30)         (0.02)            (0.08)           (0.08)           (0.17)           (0.20)
     (0.28)          0.00          (0.17)          0.00              0.00            (0.79)            0.00            (0.26)
-------------------------------------------------------------    ------------------------------------------------------------
     (0.63)         (0.33)         (0.47)         (0.02)            (0.08)           (0.87)           (0.17)           (0.46)
-------------------------------------------------------------    ------------------------------------------------------------
    $13.34         $10.76         $11.08         $10.29            $16.54           $13.60           $13.79           $12.49
-------------------------------------------------------------    ------------------------------------------------------------
     30.17%          0.08%         12.33%          3.10%            22.25%            4.91%           11.76%           29.64%
-------------------------------------------------------------    ------------------------------------------------------------

   $79,977        $45,178        $26,704         $1,379           $56,307          $32,632          $17,045           $5,339
-------------------------------------------------------------    ------------------------------------------------------------

      1.10%          1.06%          0.46%          0.00%             1.74%            1.74%            1.74%            1.73%

      3.02%          3.16%          3.51%          4.09%             1.15%            1.29%            2.01%            2.40%
-------------------------------------------------------------    ------------------------------------------------------------
        70%            62%            46%             1%               30%              33%              43%              70%
-------------------------------------------------------------    ------------------------------------------------------------
        --             --             --             --           $0.0666          $0.0780          $0.0793               --
-------------------------------------------------------------    ------------------------------------------------------------

      1.31%          1.34%          1.66%          3.49%             1.84%            1.87%            2.08%            2.57%
-------------------------------------------------------------    ------------------------------------------------------------

      2.81%          2.88%          2.31%          0.60%             1.05%            1.16%            1.67%            1.56%

-------------------------------------------------------------    ------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=============================================================================================================================
     1995            1994          1993
=============================================================================================================================
     30.17%          0.08%         12.33%



-----------------------------------------------------------------------------------------------------------------------------


(3)  The Fund changed its fiscal year-end from December 31 to September 30.


                                       Stagecoach Equity Funds Prospectus     17

Equity Value Fund

--------------------------------------------------------------------------------


                              Portfolio Managers:  Rex Wardlaw (since 1/97)
                                                   Allen Wisniewski (since 9/96)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Equity Value Fund seeks to provide investors with long-term capital appreciation.

                              Investment Policies

                              We seek long-term capital appreciation by investing in a diversified portfolio composed primarily of equity securities that we believe are selling for less than their intrinsic or true value and that generally exhibit the following characteristics: above-average financial strength, a strong position in their industry and a history of steady profit growth. We use both quantitative and qualitative analysis to identify possible investments. Dividends are a secondary consideration when selecting stock. We may purchase particular stocks when we believe that a history of strong dividends may increase their market value.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments

                              Under normal market conditions, we invest:

                              o primarily in common stocks of both large, well-established companies and smaller companies with market capitalizations exceeding $50 million;

                              o in debt instruments that may be converted into the common stock of both U.S. and foreign companies; and

                              o up to 25% of our assets in foreign companies through American Depository Receipts and similar instruments.

                              We may also purchase convertible securities with the same characteristics as common stock, as well as in preferred stock and warrants. We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders.


18   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment.


                              Stocks of smaller and medium-sized companies may be more volatile than larger company stocks. Investments in foreign markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts


                              Our strategy of buying attractive stocks which appear to be selling for less than their intrinsic value is commonly known as a value strategy.


                              For information on Fund fee and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Equity Funds Prospectus     19

Equity Value Fund                 Financial Highlights
See "Historical Fund Information" on page 52.

--------------------------------------------------------------------------------------------------------------------

====================================================================================================================
FOR A SHARE OUTSTANDING
====================================================================================================================
For the period ended:                                  CLASS A SHARES -- COMMENCED
                                                       ON JULY 2, 1990
                                                       -------------------------------------------------------------
                                                       Sept. 30,        March 31,        Sept. 30,        Sept. 30,
                                                        1997(1)          1997(2)          1996             1995
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $14.43           $12.66          $13.27           $12.36
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.08             0.08            0.20             0.24(3)
  Net realized and unrealized gain (loss)
  on investments                                           3.48             1.89            1.60             1.63(3)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                           3.56             1.97            1.80             1.87
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                    (0.08)           (0.06)          (0.19)           (0.25)
  Distributions from net realized gain                     0.00            (0.12)          (2.22)           (0.71)
--------------------------------------------------------------------------------------------------------------------
Total from distributions:                                 (0.08)           (0.20)          (2.41)           (0.96)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $17.91           $14.43          $12.55           $13.27
--------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                             24.69%           15.63%          14.27%           16.58%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                      $35,420          $20,798         $18,453         $170,406
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                  1.05%            1.05%           1.18%            0.96%
  Ratio of net investment income to
  average net assets                                       1.01%            1.14%           1.73%            1.97%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                           21%              45%             91%              75%
--------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)                         0.0656           0.0800          0.0558              N/A
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses                      1.20%            1.12%           1.22%            0.98%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed           0.86%            1.07%           1.69%            1.95%
  expenses (loss)
--------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
====================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                                        1996             1995
====================================================================================================================
Returns for other share classes may vary due to different                                  26.46%           24.20%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
--------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


(2)  The Fund changed its fiscal year-end from September 30 to March 31.


20   Stagecoach Equity Funds Prospectus

                                                                          See "How to Read the Financial Highlights" on page 60.

--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

================================================================================================================================
                                                                                      CLASS B SHARES -- COMMENCED
                                                                                      ON SEPTEMBER 6, 1996
-----------------------------------------------------------------------------------   ------------------------------------------
    Sept. 30,        Sept. 30,        Sept. 30,       Sept. 30,      Sept. 30,        Sept. 30,         Mar. 31,        Sept. 30,
     1994             1993             1992            1991           1990             1997(1)          1997(2)          1996
-----------------------------------------------------------------------------------   ------------------------------------------
     $13.17           $10.73           $10.45           $8.48         $10.00            $11.81           $10.34          $10.00
-----------------------------------------------------------------------------------   ------------------------------------------

       0.20(3)          0.21(3)          0.20            0.28           0.08              0.02             0.01            0.00

       0.74(3)          2.75(3)          0.49(3)         1.98          (1.60)             2.86             1.57            0.34
-----------------------------------------------------------------------------------   ------------------------------------------
       0.94             2.96             0.69            2.26          (1.52)             2.88             1.58            0.34
-----------------------------------------------------------------------------------   ------------------------------------------

      (0.21)           (0.23)           (0.22)          (0.29)            --             (0.02)           (0.01)           0.00
      (1.54)           (0.29)           (0.19)             --             --              0.00            (0.10)           0.00
-----------------------------------------------------------------------------------   ------------------------------------------
      (1.75)           (0.52)           (0.41)          (0.29)            --             (0.02)           (0.11)           0.00
-----------------------------------------------------------------------------------   ------------------------------------------
     $12.35           $13.17           $10.73          $10.45          $8.48            $14.67           $11.81          $10.34
-----------------------------------------------------------------------------------   ------------------------------------------
       7.49%           28.22%            6.81%          27.05%        (15.20)%           24.36%           15.31%           3.40%
-----------------------------------------------------------------------------------   ------------------------------------------

   $168,852         $140,551          $92,915         $68,412        $26,100           $26,099           $2,542              $0
-----------------------------------------------------------------------------------   ------------------------------------------

       0.99%            0.98%            1.02%           0.98%          0.91%             1.70%            1.70%           0.00%

       1.60%            1.73%            1.86%           2.69%          3.38%            0.354%            0.34%           1.83%
-----------------------------------------------------------------------------------   ------------------------------------------
         41%              82%              78%             36%            21%               21%              45%             91%
-----------------------------------------------------------------------------------   ------------------------------------------
        N/A              N/A              N/A             N/A            N/A            0.0656           0.0800          0.0558
-----------------------------------------------------------------------------------   ------------------------------------------

       1.01%            0.99%            1.02%           1.11%          1.86%             1.88%            2.19%            N/A
-----------------------------------------------------------------------------------   ------------------------------------------

       1.58%           1.172%            1.86%           2.56%          2.43%             0.16%           (0.15)%           N/A

-----------------------------------------------------------------------------------   ------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=============================================================================================================================
      1994             1993             1992            1991
=============================================================================================================================
      -1.71%           25.82%           10.54%          20.79%



-----------------------------------------------------------------------------------------------------------------------------


                                       Stagecoach Equity Funds Prospectus     21

Growth Fund

--------------------------------------------------------------------------------


                              Portfolio Managers:  Allen Ayvazian (since 12/97)
                                                   Kelli Hill (since 2/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Growth Fund seeks to earn current income and achieve long-term capital appreciation by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks.

                              Investment Policies


                              We actively manage a diversified portfolio of common stock and other equities. We look for companies that have a strong earnings growth trend that we believe have above-average prospects for future growth, or have above-average dividends yields. We look for common stocks that are trading at low price-to-earnings ratios, as measured against either the stock market as a whole or against the stock's own price history. We may also invest in the stocks of medium- to smaller-size companies that we believe have the potential to produce high levels of future earnings growth or when we believe the stock is undervalued.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o at least 65% of our total assets in equity securities, including common and preferred stock, and securities convertible into common stocks;

                              o at least 65% of our total assets in income producing securities;

                              o the majority of our assets in issues of companies with market capitalization that falls within the range of the Russell 1000 Index (As of July 1997, this range was from $1.1 billion to
                              198.3 billion. The range is expected to change frequently);

                              o up to 25% of our assets in American Depositary Receipts and similar instruments; and

                              o up to 15% of our assets in emerging markets.

                              We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so.


22   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below They are equally important to your investment choice.


                              Smaller and medium-sized companies selected for their earnings growth potential may be more volatile than larger company stocks. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks.

--------------------------------------------------------------------------------

[GRAPHIC]                     Additional Fund Facts


                              We have a quarterly dividend policy. The Fund is not suitable for investors requiring monthly income. Prior to December 15, 1997, the Fund was known as the "Growth and Income Fund".


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Equity Funds Prospectus     23

Growth Fund               Financial Highlights
See "Historical Fund Information" on page 52.


------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
FOR A SHARE OUTSTANDING
==============================================================================================================================
For the period ended:                         CLASS A SHARES -- COMMENCED
                                              ON AUGUST 2, 1990
                                              --------------------------------------------------------------------------------
                                              Sept. 30,         March 31,         Sept. 30,          Dec. 31,        Dec. 31,
                                               1997(1)           1997(2)           1996(3)            1995            1994
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $19.20            $17.91            $17.26            $14.10          $14.75
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    0.06              0.06              0.07              0.19            0.22
  Net realized and unrealized gain
    (loss) on investments                         3.95              1.34              2.00              3.87           (0.27)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  4.01              1.40              2.07              4.06           (0.05)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    Investment income                            (0.06)            (0.06)            (0.07)            (0.19)          (0.22)
  Distributions from net realized gain            0.00             (0.05)            (1.35)            (0.71)          (0.38)
------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                        (0.06)            (0.11)            (1.42)            (0.90)          (0.60)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $23.15            $19.20            $17.91            $17.26          $14.10
------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                    20.90%             7.86%            12.45%            28.90%          (0.29)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)            $326,951          $283,468          $254,498          $178,488        $113,525
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets
(annualized):
  Ratio of expenses to
    average net assets                            1.13%             1.14%             1.18%             1.18%           1.11%
  Ratio of net investment
    income to average net assets                  0.54%             0.65%             0.56%             1.23%           1.51%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                  51%               40%               83%              100%             71%
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)                0.0633            0.0799            0.0702                --              --
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
  assets prior to waived fees and                 1.14%              N/A              1.19%             1.21%           1.15%
  reimbursed expenses
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
  average net assets prior to waived              0.53%              N/A              0.55%             1.20%           1.47%
  fees and reimbursed expenses (loss)
------------------------------------------------------------------------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
==============================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                                  1996              1995            1994
==============================================================================================================================
Returns for other share classes may vary due to different                            21.72%            28.90%          -0.29%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
------------------------------------------------------------------------------------------------------------------------------



(1) Unaudited financial statements.


(2) The Fund changed its fiscal year-end from September 30 to March 31.

24   Stagecoach Equity Funds Prospectus

                                                                   See "How to Read the Financial Highlights" on page 60.



-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================

=========================================================================================================================
                                                             CLASS B SHARES -- COMMENCED
                                                             ON JANUARY 1, 1995
-----------------------------------------------------------  ------------------------------------------------------------
 Dec. 31,        Dec. 31,       Dec. 31,      Dec. 31,       Sept. 30,        Mar. 31,         Sept. 30,         Dec. 31,
  1993            1992           1991          1990           1997(1)          1997(2)          1996(3)           1995
-----------------------------------------------------------  ------------------------------------------------------------
  $13.88          $12.84         $10.29        $10.00          $13.64           $12.74           $12.29           $10.00
-----------------------------------------------------------  ------------------------------------------------------------

    0.23            0.27           0.41          0.26           (0.01)            0.00            (0.01)            0.05

    0.93            1.44           2.14          0.03            2.81             0.94             1.42             2.79
-----------------------------------------------------------  ------------------------------------------------------------
    1.15            1.71           2.55          0.29            2.80             0.94             1.41             2.84
-----------------------------------------------------------  ------------------------------------------------------------


   (0.23)          (0.27)          0.00          0.00            0.00             0.00             0.00            (0.05)
   (0.06)          (0.40)          0.00          0.00            0.00            (0.04)           (0.96)           (0.50)
-----------------------------------------------------------  ------------------------------------------------------------
   (0.29)          (0.67)          0.00          0.00            0.00            (0.04)           (0.96)           (0.55)
-----------------------------------------------------------  ------------------------------------------------------------
  $14.75          $13.88         $12.84        $10.29          $16.44           $13.64           $12.74           $12.29
-----------------------------------------------------------  ------------------------------------------------------------
    8.44%          13.45%         24.77%         2.90%          20.53%            7.36%           11.89%           28.47%
-----------------------------------------------------------  ------------------------------------------------------------

$112,236         $44,883        $10,323          $430         $40,950          $23,010          $12,832           $4,682
-----------------------------------------------------------  ------------------------------------------------------------



    0.93%           0.42%          0.05%         0.00%           1.80%            1.86%            1.93%            1.87%

    1.72%           2.31%          3.50%         2.51%          (0.14)%          (0.06)%          (0.12)%           0.43%
-----------------------------------------------------------  ------------------------------------------------------------
      55%             80%            13%            0%             51%              40%              83%             100%
-----------------------------------------------------------  ------------------------------------------------------------
      --              --             --            --          0.0633           0.0799           0.0702               --
-----------------------------------------------------------  ------------------------------------------------------------

    1.11%           1.10%          1.16%          N/A            1.82%            1.89%            2.03%            2.21%

-----------------------------------------------------------  ------------------------------------------------------------

    1.54%           1.63%          2.39%          N/A           (0.16)%          (0.09)%          (0.22)%           0.09%

-----------------------------------------------------------  ------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=========================================================================================================================
   1993            1992           1991
=========================================================================================================================
    8.44%          13.45%         24.77%



-------------------------------------------------------------------------------------------------------------------------


(3)  The Fund changed fiscal year-end from December 31 to September 30.


                                       Stagecoach Equity Funds Prospectus     25

Small Cap Fund

--------------------------------------------------------------------------------


                              Portfolio Managers: Jon Hickman (since 9/96)
                                                  Kenneth Lee (since 6/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Small Cap Fund seeks above-average, long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index, before fees and expenses, over a time horizon of three to five years.

                              Investment Policies

                              We actively manage a diversified portfolio of the common stock of growth-oriented smaller companies. We define smaller companies as those whose market capitalizations fall within the range of the Russell 2000 Index. As of July 1997, that range was between $171.1 million and $1.1 billion. This range is expected to change frequently and we may sometimes invest in companies whose market capitalizations are smaller or larger than the range. We will, however, sell the stock of companies whose market capitalization grows above $2 billion.

                              We invest in the common stock of domestic and foreign companies we believe have above-average prospects for capital growth, and that are involved in new or innovative products, services and processes.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o in an actively managed, broadly-diversified portfolio of growth-oriented common stocks;

                              o in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;

                              o up to 40% of our assets in initial public offerings or recent start-ups and newer issues;

                              o no more than 25% of our assets in foreign companies through American Depository Receipts or similar issues; and

                              o up to 15% of our portfolio in emerging markets.

                              We may invest in preferred stock or
                              investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a temporary defensive measure when we believe that the basic



26   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


                              investment strategy is not in the best interest of shareholders. Generally, these defensive investments are temporary and will not exceed 35% of total assets.

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors


                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment choice.


                              This Fund is designed for investors willing to assume above-average risk. We may invest in companies that:

                              o pay low or no dividends;

                              o have smaller market capitalizations;

                              o have less market liquidity;

                              o have no or relatively short operating histories, or are newly public companies or are initial public offerings;

                              o have aggressive capital structures including high debt levels; or

                              o are involved in rapidly growing or changing industries and/or new technologies.


                              Because we invest in such aggressive securities, share prices may rise and fall more than the share prices of other funds. In addition, our active trading investment strategy may result in higher-than-average portfolio turnover ratio, increased trading expenses, and higher short-term capital gains.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts


                              We have an annual dividend policy. You should not invest in the Fund if you are looking for monthly income.


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Equity Funds Prospectus     27

Small Cap Fund                Financial Highlights
See "Historical Fund Information" on page 52.


---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
FOR A SHARE OUTSTANDING
=================================================================================================================================
For the period ended:                                                                  CLASS A SHARES -- COMMENCED
                                                                                           ON SEPTEMBER 16, 1996
                                                                           ------------------------------------------------------
                                                                           Sept. 30,             Mar. 31,               Sept. 30,
                                                                            1997(1)               1997(2)                1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $18.98                $22.45                $22.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                (0.03)                (0.01)                 0.00
  Net realized and unrealized gain (loss) on investments                       9.18                 (3.46)                 0.44
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               9.15                 (3.47)                 0.44
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         0.00                  0.00                  0.00
  Distributions from net realized gain                                         0.00                  0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                                                      0.00                  0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $28.13                $18.98                $22.45
---------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                                 48.21%               (15.46)%                2.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                           $9,102                $3,107                   $96
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                      1.10%(3)              1.10%(3)              1.03%(3)
  Ratio of net investment income (loss) to average net assets(3)              (0.47)%(3)            (0.23)%(3)            (0.59)%(3)

---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                              120%(5)                69%(5)               N/A(4)
---------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                                                $0.0597(5)            $0.0265(5)                N/A(4)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses(3)                                       1.63%(3)              2.80%(3)             38.54%(3)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses(3)                             (1.00)%(3)            (1.93)%(3)           (38.10)%(3)

---------------------------------------------------------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
=================================================================================================================================
CLASS A SHARE ANNUAL RETURNS                                                  1996                  1995                   1994
=================================================================================================================================
Returns for other share classes may vary due to different                     20.89%                69.10%                 5.50%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
---------------------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


(2)  The Fund changed its fiscal year-end to March 31.


(3)  Ratio includes income and expenses allocated from the Master Portfolio.


28   Stagecoach Equity Funds Prospectus

                                                                     See "How to Read the Financial Highlights" on page 60.

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
FOR A SHARE OUTSTANDING
=================================================================================================================================
For the period ended:                                                                  CLASS A SHARES -- COMMENCED
                                                                                           ON SEPTEMBER 16, 1996
                                                                           ------------------------------------------------------
                                                                           Sept. 30,             Mar. 31,               Sept. 30,
                                                                            1997(1)               1997(2)                1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $18.93                $22.46                $22.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                                (0.06)                (0.04)                 0.00
  Net realized and unrealized gain (loss) on investments                       9.10                 (3.49)                 0.44
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               9.04                 (3.53)                 0.44
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         0.00                  0.00                  0.00
  Distributions from net realized gain                                         0.00                  0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
Total from distributions:                                                      0.00                  0.00                  0.00
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $27.97                $18.93                $22.46
---------------------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                                                 47.75%               (15.72)%                2.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                                           $7,649                $1,905                    $0
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                                      1.75%(3)              1.75%(3)              0.00%
  Ratio of net investment income (loss) to average net assets(3)              (1.12)%(3)            (0.85)%(3)             0.00%(3)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                              120%(5)                69%(5)               N/A
---------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid                                                $0.0597(5)            $0.0265(5)                N/A(4)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses(3)                                       2.26%(3)              3.55%(3)              0.00%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets
  prior to waived fees and reimbursed expenses(3)                             (1.63)%(3)            (2.65)%(3)             0.00%
---------------------------------------------------------------------------------------------------------------------------------



(4) The portfolio turnover and average commission rates for the Small Cap Master Portfolio during the period were 10% and $0.800, respectively.


(5)  Reflects activity of the Master Portfolio.


                                         Stagecoach Equity Funds Prospectus   29

Strategic Growth Fund

--------------------------------------------------------------------------------


                              Portfolio Managers:  Jon Hickman (since 1/93)
                                                   Steve Enos (since 9/96)
                                                   Chris Greene (since 9/97)

--------------------------------------------------------------------------------

[GRAPHIC]                     Investment Objective

                              The Strategic Growth Fund seeks to provide investors with an above-average level of long-term capital appreciation.

                              Investment Policies

                              We seek an above-average level of capital appreciation for investors willing to assume above-average risk. We actively manage a broadly diversified equity portfolio of companies expected to have strong growth in revenues, earnings and assets. We select a range of companies from different industry groups, with the majority of our holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.

--------------------------------------------------------------------------------


[GRAPHIC]                     Permitted Investments


                              Under normal market conditions, we invest:

                              o in at least 20 common stock issues spread across a number of different industry groups;

                              o at least 65% of our assets in common stocks and securities which are convertible into common stocks that we believe have better-than-average prospects to increase in value;

                              o up to 40% of our assets in initial public offerings and/or small and newer equity issues;

                              o more than 50% of our assets in companies whose market capitalization at the time we buy their stock is within the capitalization range of the companies listed on the Russell MidCap(TM) Index. (As of July, 1997 this range was from $1.1 billion to $8 billion. The range is expected to change frequently);

                              o up to 15% of our assets in emerging markets; and

                              o up to 15% of our assets in call and put options for certain securities.

                              We may invest in preferred stock or
                              investment-grade debt securities that are convertible into common stock, and in money market instruments to maintain liquidity, to meet expected redemption requests or as a defensive measure when we believe that the basic investment strategy is not in the best interest of shareholders. Generally, these defensive investments are temporary and will not exceed 30% of total assets.


30   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


[GRAPHIC]                     Important Risk Factors

                              You should consider both the General Investment Risks listed on page 36 and the specific risks listed below. They are equally important to your investment choice. This Fund is designed for investors willing to assume above average risk. We may invest in companies that:

                              o pay low or no dividends;

                              o have smaller market capitalizations;

                              o have less market liquidity;

                              o have no or relatively short operating histories or are newly public;

                              o have aggressive capital structures, including high debt levels; or

                              o are involved in rapidly growing or changing industries and/or new technologies.


                              The Fund's share price may rise and fall more than the share prices of other funds. Investments in foreign and emerging markets may also present special risks, including currency, political, diplomatic, regulatory and liquidity risks. In addition, our active trading investment strategy may result in a higher-than-average portfolio turnover ratio, increased trading expenses, and short-term capital gains that pass through to the Fund's shareholders.

--------------------------------------------------------------------------------


[GRAPHIC]                     Additional Fund Facts


                              We have an annual dividend policy. You should not invest in the Fund if you are seeking current income. Prior to December 15, 1997, the Fund was known as the "Aggressive Growth Fund."


                              For information on Fund fees and expenses, see "Summary of Expenses" on page 6.


                                       Stagecoach Equity Funds Prospectus     31

Strategic Growth Fund                    Financial Highlights
See "Historical Fund Information" on page 52.

-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
FOR A SHARE OUTSTANDING
===================================================================================================================
For the period ended:                                CLASS A SHARES -- COMMENCED
                                                     ON JANUARY 20, 1993
                                                     --------------------------------------------------------------
                                                                        Dec. 31,           Dec. 31,       Dec. 31,
                                                     Jun. 30, 1997(1)     1996              1995           1994
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $18.42          $16.82            $13.29         $13.20
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.08)          (0.03)            (0.04)         (0.11)
  Net realized and unrealized gain (loss)
    on investments                                          0.14            1.77              5.66           0.67
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.06            1.74              5.62           0.56
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      0.00            0.00              0.00           0.00
  Distributions from net realized gain                      0.00           (0.14)            (2.09)         (0.33)
-------------------------------------------------------------------------------------------------------------------
Tax return of capital                                       0.00            0.00              0.00          (0.14)
-------------------------------------------------------------------------------------------------------------------
Total from distributions:                                   0.00           (0.14)            (2.09)         (0.47)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $18.48          $18.42            $16.82         $13.29
-------------------------------------------------------------------------------------------------------------------
Total return (not annualized)                               0.33%          10.32%            42.51%          4.23%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (000s)                      $121,542        $131,226           $59,016        $26,744
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized):
  Ratio of expenses to average net assets                  21.20%           1.24%             1.28%          1.20%
  Ratio of net investment income to
    average net assets(2)                                  (0.95)%         (0.82)%           (0.76)%        (0.81)%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover(2)                                        N/A              10%(3)           171%           149%
-------------------------------------------------------------------------------------------------------------------
Average commission rate paid ($)(2)                          N/A          0.0760               N/A            N/A
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
  waived fees and reimbursed expenses(2)                    1.20%           1.27%             1.38%          1.55%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets prior to waived fees and reimbursed           (0.95)%         (0.85)%           (0.86)%        (1.16)%
  expenses (loss)(1)
-------------------------------------------------------------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
===================================================================================================================
CLASS A SHARE CALENDAR-YEAR RETURNS                                        1996              1995            1994
===================================================================================================================
Returns for other share classes may vary due to different                  10.29%            42.51%          4.23%
fees and expenses. These returns reflect fee waivers and
reimbursements, do not reflect sales loads and are not a
guarantee of future performance.
-------------------------------------------------------------------------------------------------------------------



(1)  Unaudited financial statements.


(2) Reflects activity of the Master Portfolio for periods from February 20, 1996 through September 30, 1997.


32   Stagecoach Equity Funds Prospectus

                                                            See "How to the Read Financial Highlights" on page 60.

------------------------------------------------------------------------------------------------------------------

==================================================================================================================

=============  ===========================  ======================================================================
               CLASS B SHARE -- COMMENCED   CLASS C SHARE -- COMMENCED
               ON MARCH 5, 1996             ON JULY 1, 1993
-------------  ---------------------------  ----------------------------------------------------------------------
Dec. 31,       Mar. 31,       Sept. 30,     Jun. 30,        Dec. 31,        Dec. 31,       Dec. 31,       Dec. 31,
 1993           1997           1996          1997(1)         1996            1995           1994           1993
-------------  ---------------------------  ----------------------------------------------------------------------
 $10.00         $23.86         $21.90         $22.59         $20.79          $16.54         $16.55         $15.00
-------------  ---------------------------  ----------------------------------------------------------------------

  (0.03)         (0.15)         (0.10)         (0.18)         (0.08)          (0.16)         (0.24)         (0.43)

   3.68          (4.45)          2.06           0.18           2.05            6.99           0.81           2.51
-------------  ---------------------------  ----------------------------------------------------------------------
   3.65          (4.60)          1.96           0.00           1.97            6.83           0.57           2.08
-------------  ---------------------------  ----------------------------------------------------------------------

  (0.03)          0.00           0.00           0.00           0.00            0.00           0.00           0.00
  (0.41)          0.00           0.00           0.00          (0.17)          (2.58)         (0.40)         (0.53)
-------------  ---------------------------  ----------------------------------------------------------------------
  (0.01)          0.00           0.00           0.00           0.00            0.00          (0.18)          0.00
-------------  ---------------------------  ----------------------------------------------------------------------
  (0.45)          0.00           0.00           0.00          (0.17)          (2.58)         (0.58)         (0.53)
-------------  ---------------------------  ----------------------------------------------------------------------
 $13.20         $19.26         $23.86         $22.59         $22.59          $20.79         $16.54         $16.55
-------------  ---------------------------  ----------------------------------------------------------------------
  36.56%        (19.28)%         9.50%          0.00%          9.46%          41.54%          3.46%         13.84%
-------------  ---------------------------  ----------------------------------------------------------------------

$25,413        $14,509        $14,544        $42,434         $5,063         $26,326        $15,335        $11,932
-------------  ---------------------------  ----------------------------------------------------------------------

   0.66%          1.94%          1.91%          1.93%          2.00%           2.02%          1.95%          0.61%

  (0.01)%        (1.65)%        (1.45)%        (1.68)%        (1.58)%         (1.49)%        (1.56)%        (1.00)%
-------------  ---------------------------  ----------------------------------------------------------------------
    182%           N/A            N/A            N/A           10%3             171%           149%           182%
-------------  ---------------------------  ----------------------------------------------------------------------
    N/A            N/A            N/A            N/A         0.0760             N/A            N/A            N/A
-------------  ---------------------------  ----------------------------------------------------------------------

   1.64%          2.04%          2.29%          1.95%          2.02%           2.09%          2.23%          2.14%
-------------  ---------------------------  ----------------------------------------------------------------------

  (0.99)%        (1.75)%        (1.83)%        (1.70)%        (1.60)%         (1.56)%        (1.84)%        (2.53)%

-------------  ---------------------------  ----------------------------------------------------------------------
[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]
==================================================================================================================
  1993
==================================================================================================================
  36.56%



------------------------------------------------------------------------------------------------------------------



(3) The portfolio turnover and average commission rates for the Capital Appreciation Master Portfolio from its inception on February 20, 1996 to December 31, 1996, were 137% and $0.0781, respectively. The information shown reflects the stand-alone period only.

                                        Stagecoach Equity Funds Prospectus    33

General Investment Risks

--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:


o Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.


o    We cannot guarantee that we will meet our investment objectives.


o We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or investment advisors, offer or promise to make good any such losses.


o Share prices -- and therefore the value of your investment -- will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.


o Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.


o An investment in a single Fund, by itself, does not constitute a complete investment plan.


The Funds invest in securities that involve particular kinds of risk.


o The Funds invest in equities that are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.


o The Funds invest in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has



34   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


     adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


o The Funds that invest in smaller companies, foreign companies (including investments made through American Depository Receipts and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.


o The Funds may invest a portion of their assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.


o The Funds may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


What follows is a general list of the types of risks (some of which are described above) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use. Additional information about these practices is available in the Statement of Additional Information.



Counter-Party Risk-- The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk-- The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk-- The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.


                                        Stagecoach Equity Funds Prospectus    35

General Investment Risks

--------------------------------------------------------------------------------

Diplomatic Risk-- The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

Experience Risk-- The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Information Risk-- The risk that information about a security is either unavailable, incomplete or is inaccurate.

Interest Rate Risk-- The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

Liquidity Risk-- The risk that a security cannot be sold, or cannot be sold without adversely affecting the price.


Market Risk-- The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.


Political Risk-- The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

Regulatory Risk-- The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.

--------------------------------------------------------------------------------


Investment Practice/Risk


     The following table lists some of the additional investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for each Fund or the Statement of Additional Information for more information on these practices.


     Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for each Fund remains within the parameters of its objective.


     Remember, each Fund is designed to meet different investment needs and objectives.


     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.
--------------------------------------------------------------------------------


36   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


                                                                            DIVERSIFIED    EQUITY                 SMALL    STRATEGIC

                                                                  BALANCED    EQUITY        VALUE      GROWTH      CAP       GROWTH
====================================================================================================================================

INVESTMENT PRACTICE:                    RISK:
====================================================================================================================================

Floating and Variable Rate Debt
Instruments with interest               Interest Rate and            X           X           X           X         X          X
rates that are adjusted                 Credit Risk
either on a schedule or
when an index or benchmark
changes.
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements
A transaction in which                  Credit and                   X           X           X           X         X          X
the seller of a security                Counter-Party Risk
agrees to buy back a
security at an agreed
upon time and price,
usually with interest.
------------------------------------------------------------------------------------------------------------------------------------

Other Mutual Funds
The temporary investment                Market Risk                  X           X           X           X         X          X
in shares of another
mutual fund. A pro
rata portion of the other
fund's expenses, in
addition to the expenses
paid by the Fund, will be
borne by Fund shareholders.
------------------------------------------------------------------------------------------------------------------------------------

Foreign Securities
Securities issued by a                  Information, Political,      X           X           X           X         X          X
non-U.S. company or debt                Regulatory, Diplomatic
of a foreign government                 Liquidity and Currency
in the form of an American              Risk
Depositary Receipt or
similar instrument. Limited
to 25% of assets.
------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets
Investments in companies                Information, Political,                  X                       X         X          X
located or operating in                 Regulatory, Diplomatic
countries considered                    and Currency Risk
developing or to have
"emerging" stock markets.
Generally, these investments
have the same type of risks
as Foreign Securities, but
to a higher degree. Limited
to 15% of assets.
------------------------------------------------------------------------------------------------------------------------------------

Options
The right or obligation to              Credit, Information and
receive or deliver a security           Liquidity Risk
or cash payment depending on
the security's price or the
performance of an index or
benchmark.
 -----------------------------------------------------------------------------------------------------------------------------------

  Options on Specific
    Securities                                                       X                       X                     X          X
  Options on a Stock Index                                                                                         X
  Stock Index Futures and                                            X                       X
    options on Stock Index
    Futures to protect
    liquidity and portfolio
    value.
------------------------------------------------------------------------------------------------------------------------------------

Privately Issued Securities
Securities that are not                 Liquidity Risk               X           X           X           X         X          X
publicly traded but which may
be resold in accordance with
Rule 144A of the Securities
Act of 1933.
------------------------------------------------------------------------------------------------------------------------------------

Loans of Portfolio Securities
The practice of loaning                 Credit and                   X           X           X           X         X          X
securities to brokers,                  Counter-Party Risk
dealers and financial
institutions to increase
return on those securities.
Loans may be made in
accordance with existing
investment policies and
may not exceed 33 1/3% of
assets.
------------------------------------------------------------------------------------------------------------------------------------

Borrowing Policies
The ability to borrow an                Counter-Party Risk           X           X           X           X         X          X
equivalent of 10% of total
assets from banks for
temporary purposes to meet
shareholder redemptions.
------------------------------------------------------------------------------------------------------------------------------------

Illiquid Securities
A security that cannot be               Liquidity Risk               X           X           X           X         X          X
readily sold, or cannot be
readily sold without
negatively affecting its fair
price. Limited to 10% of
assets for the Diversified
Equity Income and Growth
Funds, and limited to 15% of
assets for the other Funds.
------------------------------------------------------------------------------------------------------------------------------------



                                       Stagecoach Equity Funds Prospectus     37

A Choice of Share Classes

--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:


o Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.


o Class B Shares - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses than Class A shares.



o Class C Shares - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.


The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.


You may prefer to see "every dollar working" from the moment you invest.
If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.


Class C shares are available for the Strategic Growth, Small Cap, Equity Value, and Growth Funds only. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.


Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.


Class A Share Sales Charge Schedule


If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales


38   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.


=================================================================================================================
CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
=================================================================================================================
   AMOUNT OF             FRONT-END SALES CHARGE AS     FRONT-END SALES CHARGE AS     FRONT-END SALES CHARGE AS %
   PURCHASE             % OF PUBLIC OFFERING PRICE     % 0F NET AMOUNT INVESTED      OF PUBLIC OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                5.25%                         5.54%                         4.75%
-----------------------------------------------------------------------------------------------------------------
$50,000 to $99,999               4.50%                         4.71%                         3.75%
-----------------------------------------------------------------------------------------------------------------
$100,000 to $249,000             3.50%                         3.63%                         2.75%
-----------------------------------------------------------------------------------------------------------------
$250,000 to $499,999             2.50%                         2.56%                         2.00%
-----------------------------------------------------------------------------------------------------------------
$500,000 to $999,999             2.00%                         2.04%                         1.75%
-----------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)           0.00%                         0.00%                         1.00%
-----------------------------------------------------------------------------------------------------------------

----------
(1) We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

     Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

=============================================================================================================
CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
=============================================================================================================
REDEMPTION WITHIN        1 YEAR         2 YEARS        3 YEARS        4 YEARS        5 YEARS        6 YEARS
-------------------------------------------------------------------------------------------------------------
CDSC                      5.00%          4.00%          3.00%          3.00%          2.00%          1.00%
-------------------------------------------------------------------------------------------------------------



The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.



                                        Stagecoach Equity Funds Prospectus    39

A Choice of Share Classes

--------------------------------------------------------------------------------


Class C Share CDSC Schedule


If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a contingent deferred sales charge (CDSC) of 1.00%.


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.


40   Stagecoach Equity Funds Prospectus

Reduced Sales Charges

--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.


Class A Share Reductions:


o You pay no sales charges on Fund shares you buy with reinvested distributions.


o You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.


o By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.


o If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.


o You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.


If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.


                                        Stagecoach Equity Funds Prospectus    41

Reduced Sales Charges

--------------------------------------------------------------------------------


You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

o a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

o    a trustee or fiduciary purchasing for a single fiduciary relationship; or

o the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

--------------------------------------------------------------------------------


     How a Letter of Intent Can Save You Money!

     If you plan to invest, for example, $100,000 in a Stagecoach Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999!
--------------------------------------------------------------------------------


42   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Class B and Class C Share CDSC Reductions:


o    You pay no CDSC on Funds shares you purchase with reinvested distributions.



o We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)


o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)


o We waive the CDSC for redemptions made at the direction of Stagecoach Funds, Inc. in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.


Waivers for Certain Parties


If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

o    Current and retired employees, directors and officers of:

     o    Stagecoach Funds and its affiliates;

     o    Wells Fargo Bank and its affiliates;

     o    Stephens Inc. and its affiliates; and

     o    Broker-Dealers who act as selling agents.


o The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.



You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.


We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supercede the terms and conditions discussed here.


                                        Stagecoach Equity Funds Prospectus    43

Reduced Sales Charge

--------------------------------------------------------------------------------


Special Notice


If you owned Class A shares of a Fund on February 28, 1997, and you have owned Class A shares continuously since that date, you may make additional investments into that Fund according to the following sales load schedules:


============================================================================================================
IF YOU HELD CLASS A SHARES:
============================================================================================================
   AMOUNT                FRONT-END SALES CHARGE AS     FRONT-END SALES CHARGE AS   DEALER ALLOWANCE AS %
 OF PURCHASE             % OF PUBLIC OFFERING PRICE    % OF NET AMOUNT INVESTED    OF PUBLIC OFFERING PRICE
------------------------------------------------------------------------------------------------------------
Less than $50,000                 4.50%                        4.71%                    4.00%
------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                4.00%                        4.17%                    3.55%
------------------------------------------------------------------------------------------------------------
$100,000 to $249,000              3.50%                        3.63%                    3.125%
------------------------------------------------------------------------------------------------------------
$250,000 to $499,999              2.50%                        2.56%                    2.00%
------------------------------------------------------------------------------------------------------------
$500,000 to $999,999              2.00%                        2.04%                    1.75%
------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)            0.00%                        0.00%                    1.00%
------------------------------------------------------------------------------------------------------------



(1) We will charge a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year of their purchase. Charges are based on the lower of the NAV on the day of purchase or the date of redemption.


Class B shares you purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of purchase. For as long as you hold Class B shares of such a Fund, any new Class B shares of that Fund that you acquire will also be subject to a CDSC if redeemed within four years. The CDSC schedule for these shares is below:


================================================================================
CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
REDEMPTION WITHIN   1 YEAR    2 YEARS    3 YEARS    4 YEARS   5 YEARS    6 YEARS
--------------------------------------------------------------------------------
CDSC                 3.00%     2.00%      1.00%      1.00%     0.00%      0.00%
--------------------------------------------------------------------------------



The above schedules do not apply for shares of another Fund purchased after February 28, 1997. If you exchange Class B shares for Class B shares of another Fund, you will retain the above CDSC schedule on your exchanged shares, but additional purchases of the newly purchased Fund will age at the higher CDSC schedule.


44   Stagecoach Equity Funds Prospectus

Your Account

--------------------------------------------------------------------------------


This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.


You can buy Fund shares:

o By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

o    Through a brokerage account with an approved selling agent; or

o Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).


Minimum Investments:

o    $1,000 per Fund minimum initial investment; or

o    $100 per Fund minimum initial investment if you use the AutoSaver option.

o    $100 per Fund for all investments after your first.

o We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.


                                         Stagecoach Equity Funds Prospectus   45

Your Account

--------------------------------------------------------------------------------


Important Information:


o Read this prospectus carefully. Discuss any questions you have with your selling agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your selling agent or by calling 1-800 222-8222.


o We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.



o As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


o We determine the Net Asset Value (NAV) of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.


o We will process all requests to buy and sell shares at the first NAV calculated after the request in proper form is received.


o You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your Selling Agent if you are buying shares through a brokerage account.


o Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.


o We reserve the right to cancel any purchase order or delay redemption if your check does not clear. We also reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected.


46   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

================================================================================


BY MAIL
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------


Complete a Stagecoach Funds application. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------


Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Stagecoach Strategic Growth Fund, Class B".
--------------------------------------------------------------------------------


You may start your account with $100 if you elect the AutoSaver option on the application.
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------


Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.
--------------------------------------------------------------------------------


Enclose the payment stub/card from your statement if available.
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------

================================================================================


BY WIRE
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------


If you do not currently have an account, complete a Stagecoach Funds application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.
--------------------------------------------------------------------------------


Mail the completed application.
--------------------------------------------------------------------------------


You may also fax the completed application (with original to follow)
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
Fax to:
1-415-546-0280
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------


Instruct your wiring bank to transmit at least $100 according to the instructions given to the right. Be sure to have the wiring bank include your current account number and the name your account is registered in.
--------------------------------------------------------------------------------


Wire to:
Wells Fargo Bank, N.A.
San Francisco, California


Bank Routing Number:
121000248


Wire Purchase Account Number:
4068-000587


Attention:
Stagecoach Funds (Name of Fund and Share Class)


Account Name:
(Registration Name Indicated on Application)
--------------------------------------------------------------------------------


                                         Stagecoach Equity Funds Prospectus   47

Your Account

--------------------------------------------------------------------------------

================================================================================


BY PHONE
================================================================================


IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------


You can only make your first purchase of a Fund by phone if you already have an existing Stagecoach Account.
--------------------------------------------------------------------------------


Call Investor Services and instruct the representative to either:
o    transfer at least $1,000 from a linked settlement account, or
o exchange at least $1,000 worth of shares from an existing Stagecoach Fund. Please see "Exchanges" for special rules.
--------------------------------------------------------------------------------


Call:
1-800-222-8222
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------


Call Investor Services and instruct the representative to either:
o    transfer at least $100 from a linked settlement account, or
o    exchange at least $100 worth of shares from another Stagecoach Fund.
--------------------------------------------------------------------------------


Call:
1-800-222-8222
--------------------------------------------------------------------------------


Selling Shares:

The following section explains how you can sell shares held directly through an account with Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your Selling Agent.

================================================================================


BY MAIL
================================================================================


Write a letter stating your account registration, your account number, the
Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").
--------------------------------------------------------------------------------


Make sure all the account owners sign the request.
--------------------------------------------------------------------------------


You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------


Signature Guarantees are required for mailed redemption requests over $5,000. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
--------------------------------------------------------------------------------


Mail to:
Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-9201
--------------------------------------------------------------------------------


48   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------

================================================================================


BY PHONE
================================================================================


Call Investor Services to request a redemption of at least $100.
Be prepared to provide your account number and Tax Identification Number.
--------------------------------------------------------------------------------


Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
--------------------------------------------------------------------------------


You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire ($5,000 minimum). Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
--------------------------------------------------------------------------------


Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.
--------------------------------------------------------------------------------


Phone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------


Call:
1-800-222-8222
--------------------------------------------------------------------------------


================================================================================


GENERAL NOTES FOR SELLING SHARES
================================================================================


We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed on the same business day.
--------------------------------------------------------------------------------


Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------


If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supercede the directions in this Prospectus.
--------------------------------------------------------------------------------


We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------


Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


                                         Stagecoach Equity Funds Prospectus   49

Exchanges

--------------------------------------------------------------------------------


Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o You should carefully read the Prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

o If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

o If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

o Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

o Exchanges from any share class to a money market fund can only be re-exchanged for the original share Class.

o In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.

o You may make exchanges between like share classes. You may also exchange between A, B or C share classes and non-Institutional class shares of a money market fund.


50   Stagecoach Equity Funds Prospectus

Additional Services and Other Information

--------------------------------------------------------------------------------


Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:

o AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Stagecoach Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.

o Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

     o    must have a Fund account valued at $10,000 or more;

     o    you must have distributions reinvested; and

     o    you may not be simultaneously participating in an AutoSaver Plan.


It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.


Dividend and Capital Gain Distribution Options


You may choose to do any of the following:

o Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

o Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

o Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


                                         Stagecoach Equity Funds Prospectus   51

Additional Services and Other Information

--------------------------------------------------------------------------------


o Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

--------------------------------------------------------------------------------


     Two Things to Keep In Mind About Distributions

     Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
--------------------------------------------------------------------------------

Taxes


The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Funds and you as a shareholder. It is not intended as substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.


We will pass on to you net investment income and net short-term capital gains earned by a Fund as dividend distributions. These are taxable to you as ordinary income.


We will pass on to you any net capital gains earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.


Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.


Historical Fund Information


Balanced Fund--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of


52   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Stagecoach Funds, Inc. on September 6, 1996. In conjunction with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM") In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


Equity Value Fund--The Fund operated as a series of Pacifica Funds Trust from its commencement of operations until it was reorganized as a series of Stagecoach Funds on September 6, 1996. In connection with the reorganization, existing Investor Shares were converted into Class A shares of the Fund. Prior to April 1, 1996, the Fund was advised by First Interstate Capital Management, Inc. ("FICM"). In connection with the merger of First Interstate Bancorp into Wells Fargo & Company on April 1, 1996, FICM was renamed Wells Fargo Investment Management, Inc.


Growth Fund--The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs which was reorganized into the Growth Stock Fund on January 2, 1992.


Small Cap Fund--On December 12, 1997, the Overland Express Small Cap Strategy Fund was merged into the Small Cap Fund of the Stagecoach Funds, Inc. The Stagecoach Small Cap Fund commenced operations on September 16, 1996. Prior to December 15, 1997 the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.


Strategic Growth Fund--On December 12, 1997, the Class A and Class D shares of the Overland Express Strategic Growth Fund were reorganized as the Class A and Class C shares of the Strategic Growth Fund of Stagecoach Funds. For accounting purposes, the Overland Express Fund is considered the surviving entity and the financial highlights shown for the Stagecoach Class A and Class C shares are for the Class A and D shares of the Overland Fund, respectively. The Overland Fund did not offer Class B shares. The Financial Highlights for the Class B shares reflect prior performance of the Stagecoach Class B shares and are no longer part of the Fund's formal financial statements. Prior to December 15, 1997 the Fund invested in a Master Portfolio with a corresponding investment objective. The Fund no longer invests in a Master Portfolio. Currently the Fund invests directly in a portfolio of securities.


                                         Stagecoach Equity Funds Prospectus   53

Additional Services And Other Information

--------------------------------------------------------------------------------


Share Class - This Prospectus contains information about Class A, Class B and Class C shares. Some of the Funds may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach Funds.


Conversion of Class B shares - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the same Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.



Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.


Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


Dealer Concessions and Rule 12b-1 fees - Stephens Inc., as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the Dealer Allowance to the selling agent, if any. Stephens also compensates selling agents for the sale of Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the same Fund.


Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for each Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.



54   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Funds and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.


Voting Rights - All shares of the Funds have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.



                                         Stagecoach Equity Funds Prospectus   55

Organization and Management of the Funds

--------------------------------------------------------------------------------


A number of different entities provide services to the Funds. This section shows how the Funds are organized, the entities that perform different services, and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.


About Stagecoach


Each Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991, as a Maryland
Corporation.


The Board of Directors of Stagecoach supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, amending fundamental investment strategies or policies.


================================================================================
                                  SHAREHOLDERS
================================================================================

================================================================================
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
================================================================================
      Advise current and prospective shareholders on their Fund investments
--------------------------------------------------------------------------------

================================================================================
           DISTRIBUTOR &
        CO-ADMINISTRATOR                                  ADMINISTRATOR
================================================================================
          Stephens Inc.                                  Wells Fargo Bank
          111 Center St.                                 525 Market St.
          Little Rock, AR                                San Francisco, CA

          Markets the Funds,                             Manages the Funds'
          distributes shares,                            business activities
          and manages the Funds'
          business activities
--------------------------------------------------------------------------------

================================================================================
          TRANSFER AND                                      SHAREHOLDER
     DIVIDEND DISBURSING AGENT                            SERVICING AGENTS
================================================================================
          Wells Fargo Bank                               Various Agents
          525 Market St.
          San Francisco, CA

          Maintains records of                           Provide services
          shares and supervises                          to customers
          the paying of dividends
--------------------------------------------------------------------------------


================================================================================
       INVESTMENT ADVISOR                           CUSTODIAN
================================================================================
 Wells Fargo Bank, 525 Market St.,          Wells Fargo Bank, 525 Market St.,
 San Francisco, CA                          San Francisco, CA

 Manages the Funds'                         Provides safekeeping for
 investment activities                      the Funds' assets
--------------------------------------------------------------------------------

================================================================================
                               BOARD OF DIRECTORS
================================================================================
                        Supervises the Funds' activities
--------------------------------------------------------------------------------


56   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.


The Investment Advisor


Wells Fargo Bank is the advisor for each of the Funds. Wells Fargo Bank, founded in 1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997, Wells Fargo Bank and its affiliates managed over $62 billion in assets. The Funds paid Wells Fargo Bank the following for advisory services (after fee waivers) for the last fiscal year:

--------------------------------------------------------------------------------
Balanced Fund                                                    .54%
--------------------------------------------------------------------------------
Diversified Equity Income Fund                                   .50%
--------------------------------------------------------------------------------
Equity Value Fund                                                .50%
--------------------------------------------------------------------------------
Growth Fund                                                      .50%
--------------------------------------------------------------------------------
Small Cap Fund*                                                  .60%
--------------------------------------------------------------------------------
Strategic Growth Fund*                                           .50%
--------------------------------------------------------------------------------



* Prior to December 15, 1997, the Strategic Growth Fund and the Small Cap Fund each invested all of its assets in a master portfolio with the same investment objective. The management fee shown was charged to and paid by the master portfolio.


The Administrator


Wells Fargo Bank is the administrator of the Funds. Wells Fargo Bank is paid
 .03% of each Fund's assets for these services. Prior to February 1, 1998, Wells Fargo Bank was entitled to receive .04% of each Fund's assets for administration services.


The Distributor and Co-Administrator


Stephens Inc. is the Funds' distributor and co-administrator. Stephens Inc. receives .04% of each Funds' assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Funds' shares. Prior to February 1, 1998, Stephens Inc. was entitled to receive .02% of each Fund's assets for co-administration services.

Distribution Plan


We have adopted distribution plans for each class of the Funds. For the Class A shares of the Diversified Equity Income and Growth Funds, these plans are used to defray all or part of the cost of preparing and distributing prospec-


                                         Stagecoach Equity Funds Prospectus   57

Organization and Management of the Funds

--------------------------------------------------------------------------------


tuses and promotional materials. For Class A shares of the Balanced, Equity Value, Small Cap and Strategic Growth Funds, and the Class B and Class C shares of each Fund, these plans are used to pay for distribution-related services including ongoing compensation to Selling Agents. Each Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs. The fees paid under these plans are as follows:



                                         CLASS A    CLASS B        CLASS C
--------------------------------------------------------------------------------
Balanced Fund                             .10%       .75%            N/A
--------------------------------------------------------------------------------
Diversified Equity Income Fund            .05%       .70%            N/A
--------------------------------------------------------------------------------
Equity Value Fund                         .10%       .75%           .75%
--------------------------------------------------------------------------------
Growth Fund                               .05%       .70%           .75%
--------------------------------------------------------------------------------
Small Cap Fund                            .10%       .75%           .75%
--------------------------------------------------------------------------------
Strategic Growth Fund                     .10%       .75%           .75%
--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.

For these services each Fund pays as follows:

--------------------------------------------------------------------------------
                                         CLASS A    CLASS B        CLASS C
--------------------------------------------------------------------------------
Balanced Fund                             .25%       .25%            N/A
-----------------------------------------------------------------------------
Diversified Equity Income Fund            .30%       .30%            N/A
--------------------------------------------------------------------------------
Equity Value Fund                         .25%       .25%           .25%
--------------------------------------------------------------------------------
Growth Fund                               .30%       .30%           .25%
--------------------------------------------------------------------------------
Small Cap Fund                            .25%       .25%           .25%
--------------------------------------------------------------------------------
Strategic Growth Fund                     .25%       .25%           .25%
--------------------------------------------------------------------------------


58   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Portfolio Managers

The following is a list of portfolio managers identified within the various Funds' summaries. More detailed biographical information is available in the Statement of Additional Information.


o   Allen J. Ayvazian

    Managing Director and Chief Equity Officer
    With Wells Fargo since 1989.


o   Jon R. Hickman

    Managing Director
    Member of Wells Fargo Equity Strategy Committee

    Over 16 years of experience, he has been with Wells Fargo since 1986.


o   Tamrya D. Thomas, CFA

    Managing Director and Chief Fixed Income Officer
    Chief Fixed Income Strategies and Chair of the Fixed Income
    Policy Committee

    With Wells Fargo since 1988.


o   Kenneth Lee

    With Wells Fargo since 1993. Was with Wells Fargo Nikko Investment Advisors and Dean Witter prior to 1993.


o   Chris Greene

    Joined Wells Fargo in 1997. Worked for Hambrecht & Quist from 1994-97 and for GB Capital Management for two years prior to that. Worked for Wood Island Associates prior to GB Capital.


o   Kelli Hill

    With Wells Fargo since 1987.


o   Rex Wardlaw, CFA

    With Wells Fargo since 1986.


o   Allen Wisniewski, CFA

    Member of Los Angeles Society of Financial Analysts

    With Wells Fargo since 1987.


                                        Stagecoach Equity Funds Prospectus    59

How to Read the Financial Highlights

--------------------------------------------------------------------------------


After the description of each Fund, there are charts showing important financial information about the Fund. The charts are called "Financial Highlights" and are designed to help you understand the past performance of the Fund. The financial statements, from which these Financial Highlights were derived, were audited by KPMG Peat Marwick LLP except as indicated. The financial statements are included in each Fund's most recent Annual or Semi-Annual Report and are available free of charge by calling 1-800-222-8222. Other auditors audited statements for the Equity Value Fund for periods prior to October 1, 1995 and for the Growth Fund prior to January 1, 1992.


Here is an explanation of some terms that will help you read these charts.


Net Asset Value (NAV)-- The net value of one share of a class of a Fund. See the Glossary for a fuller definition.


Net Investment Income-- Net investment income is calculated by subtracting the aggregate Fund expenses from the Fund's investment income. The number in the financial highlights is the net investment income of a class divided by the number of outstanding shares of that class. The amount distributed to shareholders is listed under the heading "Less Distributions--Dividends from Net Investment Income."


Net Realized and Unrealized Gain (Loss) on Investments-- We continually buy and sell investments. The profit on an investment sold for more than its purchase price is a realized capital gain while a loss on an investment sold for less than its purchase price is a realized capital loss. An unrealized gain or loss occurs when an investment gains or loses value but is not sold. The amount of capital gain or loss per share that was paid to shareholders is listed under the heading "Less Distributions--Distributions From Net Realized Gains."


Net Assets-- The value of the investments in a Fund's portfolio (after accounting for expenses) that are attributable to a particular class of the Fund.


Ratio of Expenses to Average Net Assets-- This ratio reflects the amount paid by a Fund to cover the costs of its daily operations, and includes advisory, administration and other operating expenses. It is expressed as a percentage of the average daily net assets of a class.


Ratio of Net Investment Income (Loss) to Average Net Assets-- This ratio is the result of dividing net investment income (or loss) by average net assets.


60   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Portfolio Turnover-- Portfolio turnover reflects the trading activity in the Fund's portfolio and is expressed as a percentage of a Fund's investment portfolio. For example, a Fund with a 50% portfolio turnover has sold and bought half of its investment portfolio during the given period.


Average Commission Rate Paid-- The average brokerage commission paid by a Fund when it buys or sells shares of securities. The rate is expressed on a per share basis and the amount paid may vary depending upon trading practices or other conditions. This information is required only for fiscal years beginning after September 1, 1995.


Total Return-- The annual return on an investment, including any appreciation or decline in share value, assumes reinvestment of all dividends and capital gains, reflects fee waivers and excludes sales loads.


                                         Stagecoach Equity Funds Prospectus   61

Glossary

--------------------------------------------------------------------------------


ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.


American Depository Receipts

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.



Annual Report

A document that provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.


Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "total return".


Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".


Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.


Commercial Paper

Debt instruments issued by banks, corporations and other issuers to finance short-term credit needs. Commercial paper typically is of high credit quality and offers below market interest rates.


Convertible Debt Securities

Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.


Current Income

Earnings in the form of dividends or interest as opposed to capital growth. See also "Total Return".


62   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Debt Securities

Generally, a promise to pay interest and repay principal by an individual or group of individuals sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.


Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.


Distributions

Dividends and/or capital gains paid by a Fund on its shares.


Diversified

A diversified fund, as defined by the Investment Company Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.


Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S. dollars.



Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.


Emerging Markets

Markets associated with a country that is considered by the International Finance Corporation, the International Bank for Reconstruction and Development and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.



FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. mutual funds are not FDIC insured.


                                        Stagecoach Equity Funds Prospectus    63

Glossary

--------------------------------------------------------------------------------


Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting its fair price.


Initial Public Offering

The first time a company's stock is offered for sale to the public.


Investment-Grade Debt

A type of bond rated in the top four investment categories by a nationally recognized ratings organization. Generally these are bonds whose issuers are considered to have a strong ability to pay interest and repay principal, although some investment-grade bonds may have some speculative characteristics.



Liquidity

The ability to readily sell a security at its fair price.


Moody's

One of the largest nationally recognized ratings organizations.


Nationally Recognized Rating Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.


Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.


Non-Diversified

Any fund that does not have a policy as described under "diversified" in this glossary.


Options

An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.


64   Stagecoach Equity Funds Prospectus

--------------------------------------------------------------------------------


Public Offering Price (POP)

The NAV with the sales load added.


Price-to-Earnings Ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low P/E ratios typically indicate a high yield. High P/E ratios are a characteristic of growth stocks which generally have low current yields.


Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


Russell 2000 Index

An index comprised of the 2000 smallest firms listed on the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 2000 is considered a "small cap" index.


Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.


Senior Securities

A security that has a priority claim to a company's assets. For example, a bondholder has the right to receive a share of a company's assets before a common stock holder does in the event of a company's liquidation.


Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.



Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.


S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.


Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.


                                         Stagecoach Equity Funds Prospectus   65

Glossary

--------------------------------------------------------------------------------


Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.


Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.


Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.


Undervalued

Describes a stock that is believed to be worth more than its current selling price.


U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Value Strategy

A type of investing which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its true value.


Warrants

The right to buy a stock at a set price for a set time.


Zero Coupon Bonds

Bonds that make no periodic interest payments and which are usually sold at a discount of their face value. Zero coupon bonds are subject to interest rate and credit risk.


66   Stagecoach Equity Funds Prospectus

================================================================================

STAGECOACH FUNDS(R)

You may wish to review the following documents:

Statement of Additional Information
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.

Annual/Semi-Annual Report
provides certain financial and other important information for the most recent reporting period and each Fund's portfolio of investments.

These are available free of
charge by calling

1-800-222-8222, or from

Stagecoach Funds
PO Box 7066
San Francisco, CA
94120-7066


--------------------------------------------------------------------------------
STAGECOACH FUNDS:
--------------------------------------------------------------------------------
o    are not insured by the FDIC
o    are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the
     Bank
o    involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------
[RECYCLE LOGO]                                                  SC EQ P (12/97)
Printed on Recycled Paper

March 30, 1998

     -------------------------------------------------------------------------

                                                              STAGECOACH FUNDS
     Stagecoach
         International
         Equity Fund
     Prospectus


     Class A, Class B and       Please read this Prospectus and keep it for
     Class C                    future reference. It is designed to provide
                                you with important information and to help you
                                decide if the Fund's goals match your own.
     Investment Advisor
     and Administrator:         These securities have not been approved or
                                disapproved by the U.S. Securities and Exchange
     Wells Fargo Bank           Commission, any state securities commission or
                                any other regulatory authority, nor have any of
     Distributor and            these authorities passed upon the accuracy or
     Co-Administrator:          adequacy of this Prospectus. Any representation
                                to the contrary is a criminal offense.

     Stephens Inc.              Fund shares are NOT deposits or other
                                obligations of, or issued, endorsed or
                                guaranteed by, Wells Fargo Bank, N.A. ("Wells
                                Fargo Bank"), or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S.
                                Government, the Federal Deposit Insurance
                                Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency. AN INVESTMENT
                                IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING
                                POSSIBLE LOSS OF PRINCIPAL.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


     About This Prospectus
     ---------------------------------------------------------------------------


     What is a prospectus?

     A prospectus provides you with the information you need in order to make an informed investment decision. It describes how a Fund operates and invests its assets and also contains fee and expense information.


     What is different about this Prospectus?

     We have rewritten our Prospectus in "Plain English" and grouped some of the most important Fund information together to make it easier to read and understand.


     How is the Fund information organized?

     After important summary information and the expense fee table, the Fund's investment objective and financial highlights are presented. The icons below tell you where various types of information about this Fund can be found.


                        Important  information you should look for:


                        Investment Objective and Investment Policies
     [LOGO OF


      ARROW] What is the Fund trying to achieve? How do we intend to invest your money? Look for the arrow icon to find out.


                        Permitted Investments
     [LOGO OF


    PERCENTAGE          A summary of the Fund's key permitted investments and
       SIGN]            practices.


                        Important Risk Factors
     [LOGO OF
  EXCLAMATION POINT]    What are key risk factors for this Fund? This will
                        include the factors described in "General Investment
                        Risks" together with any special risk factors about the Fund.


     [LOGO OF           Additional Fund Facts

   ADDITION SIGN]
                        Provides additional information about the Fund.


     Why is italicized print used throughout this Prospectus?


     Words appearing in italicized print and highlighted in color are defined in the Glossary.


     What else do I need to understand this Fund?


     The Fund has a "Statement of Additional Information" that supplements the disclosures made in this Prospectus. You may also want to review the most recent Annual or Semi-Annual Report. You can order copies of these documents without charge by calling 1-800-222-8222. The Statement of Additional Information and other information for the Fund is also available on the SEC's website (http://www.sec.gov).

     ---------------------------------------------------------------------------

Table of Contents


                         Key Information                 4


                         Summary of Expenses             5

--------------------------------------------------------------------------------


The Fund                 International Equity Fund       7
This section contains
important information    General Investment Risks        9
about the Fund.

--------------------------------------------------------------------------------


Your Account             A Choice of Share Classes      14

Turn to this section     Reduced Sales Charges          16
for information on how
to open and maintain     Your Account                   19
your account, including
how to buy, sell and     How to Buy Shares              21
exchange Fund shares.
                         Selling Shares                 22

                         Exchanges                      24

                         Additional Services and
                           Other Information            25

--------------------------------------------------------------------------------


Reference                Organization and Management
                           of the Fund                  29
Look here for details
on the organization of   Glossary                       32
the Fund and term
definitions.

Key Information
--------------------------------------------------------------------------------

Summary of the Stagecoach International Equity Fund


The Fund described in this Prospectus invests primarily in equity securities of non-U.S. companies.


Should you consider investing in this Fund? Yes, if:

*        you are looking to add international investments to your portfolio;

*        you have an investment horizon of at least three to five years; and

* you are willing to accept the risks of equity and international investing, including the risk that share prices may fluctuate significantly.

You should not consider investing in this Fund if:

*        you are looking for a domestic equity investment;

* you are looking for FDIC insurance coverage or guaranteed rates of return;


* you are unwilling or unable to accept that you may lose money on your investment;


* you are unwilling or unable to accept the risks of investing in the securities markets;

* you are unwilling or unable to accept the special risks of international investing; or

*        you are seeking monthly dividend income.

Who are "We"?


In this Prospectus, "We" generally means the Stagecoach Funds. "We" sometimes refers to the Investment Advisor or other companies hired by the Fund to perform services. The section on "Organization and Management of the Fund" further explains how the Fund is organized.

Who are "You"?

In this Prospectus, "You" means the potential investor or the shareholder.


What is the "Fund"?


In this Prospectus, the "Fund" refers to the Stagecoach International Equity Fund. The "Funds" also may refer to other mutual funds offered by Stagecoach Funds, Inc.


Dividends

We pay dividends, if any, annually for the Fund.


4   Stagecoach International Equity Fund Prospectus

International Equity Fund                                   Summary of Expenses
-------------------------------------------------------------------------------



================================================================================


Shareholder Transaction Expenses
================================================================================


These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect any charges that may be imposed by Wells Fargo Bank or other institutions in connection with an account through which you hold Fund shares. See
"Organization and Management of the Fund" for more details.
--------------------------------------------------------------------------------


                                         International Equity

                                       --------------------------


                                        Class A        Class B       Class C

--------------------------------------------------------------------------------


Maximum sales charge on a purchase
 (as a percentage of offering price)     5.25%           None         NONE

--------------------------------------------------------------------------------


Maximum sales charge on reinvested
 dividends                               None            None         None

--------------------------------------------------------------------------------


Maximum sales charge imposed on
 Redemption during first year             None          5.00%         1.00%

 Redemption after first year              None          4.00%         None
--------------------------------------------------------------------------------


Exchange fees                            None            None         None

================================================================================


Annual Fund Operating Expenses (as a percentage of average net assets)

================================================================================


Expenses shown reflect contract amounts and amounts payable by the Fund. The expenses shown under "Other Expenses" and "Total Fund Operating Expenses" reflect estimated expenses and, where indicated, voluntary fee waivers and reimbursements that may be discontinued without prior notice. Long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------


                                           International Equity

                                       --------------------------


                                          Class A      Class B        Class C

--------------------------------------------------------------------------------


Rule 12b-1 fee                             0.10%        0.75%           .75%

--------------------------------------------------------------------------------


Management fee                             1.00%        1.00%          1.00%

--------------------------------------------------------------------------------


Other expenses
 (after waivers or reimbursements)         0.65%        0.65%          0.65%

--------------------------------------------------------------------------------


Total fund operating expenses
 (after waivers or reimbursements)         1.75%        2.40%          2.40%

--------------------------------------------------------------------------------


Other expenses
 (before waivers or reimbursements)        1.40%        1.40%           1.40%

--------------------------------------------------------------------------------


Total fund operating expenses
 (before waivers or reimbursements)       2.50%         3.15%           3.15%

--------------------------------------------------------------------------------


                             Stagecoach International Equity Fund Prospectus   5

International Equity Fund                                    Summary of Expenses
                                                                     (continued)

--------------------------------------------------------------------------------

================================================================================


 Example of Expenses - This Example is not a Representation of Past or future expenses, and actual expenses may be higher or lower than those shown.

================================================================================


You would pay the following expenses on a $1,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period.

--------------------------------------------------------------------------------


                                        International Index

                                     ---------------------------


                                       Class A        Class B        Class C

--------------------------------------------------------------------------------


1 year                                  $69            $74            $34

--------------------------------------------------------------------------------


3 years                                $105           $105            $75

--------------------------------------------------------------------------------


5 years                                $142           $148           $128

--------------------------------------------------------------------------------


10 years                               $248           $242           $274

--------------------------------------------------------------------------------


You would pay the following expenses on a $1,000 investment assuming a 5%
annual return and that you do not redeem your shares at the end of each period.
--------------------------------------------------------------------------------


                                        International Index

                                    ----------------------------


                                     Class A          Class B          Class C

--------------------------------------------------------------------------------


1 year                                $69              $24              $24

--------------------------------------------------------------------------------


3 years                              $105              $75              $75

--------------------------------------------------------------------------------


5 years                              $142             $128             $128

--------------------------------------------------------------------------------


10 years                             $248             $242             $274

--------------------------------------------------------------------------------


6   Stagecoach International Equity Fund Prospectus

International Equity Fund
--------------------------------------------------------------------------------


               Portfolio Managers:     Katherine Schapiro (since 9/97)
                                       Stacy Ho (since 9/97)

--------------------------------------------------------------------------------
[LOGO OF       Investment Objective
 ARROW]
               The International Equity Fund seeks to earn total return, with an emphasis on capital appreciation, over the long-term, by investing primarily in equity securities of non-U.S. companies.

               Investment Policies

               We actively manage a diversified portfolio of equity securities of companies located or operating in major non-U.S. countries and emerging markets of the world. We expect that the securities we hold will be traded on a stock exchange or other market in the country in which the issuer is based, but they also may be traded in other countries, including the United States.

               We apply a fundamentals-driven, value-oriented analysis to identify companies with above-average potential for long-term growth. The financial data we examine includes both the company's historical returns and its projected future returns. Among other key criteria we consider are a company's local, regional or global franchise; history of effective management demonstrated by expanding revenues and earnings growth; prudent financial and accounting policies and ability to take advantage of a changing business environment.
--------------------------------------------------------------------------------


 [LOGO OF      Permitted Investments
PERCENTAGE
   SIGN]       Under normal market conditions, we invest:

               * at least 80% of our assets in equity securities of companies located or operating outside the United States;

               *       in a minimum of five countries exclusive of the U.S.;

               *       up to 50% of our assets in any one country;


               *       up to 25% of our portfolio in emerging markets;

               * in issuers with an average market capitalization of US$10 billion or more, although we may invest in equity securities of issuers with market capitalization as low as US$250 million; and


               * in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs, GDRs (and similar instruments) and shares of other mutual funds.

               Although it is not our intention to do so, we reserve the right to hedge the portfolio's foreign currency exposure by purchasing or


                             Stagecoach International Equity Fund Prospectus   7

International Equity Fund
--------------------------------------------------------------------------------
               selling foreign currency futures and forward foreign currency contracts.

               We may temporarily hold assets in cash or in money market
               instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. We may also, for defensive purposes, invest without limit in cash, short-term debt and equity securities of U.S. companies when we believe it is in the best interest of shareholders to do so.
--------------------------------------------------------------------------------
 [LOGO OF      Important Risk Factors
EXCLAMATION


  POINT] You should consider both the General Investment Risks listed on page 9 and the specific risks listed below. They are equally important to your investment choice.


               Investments in foreign and emerging markets present special risks, including currency, political, diplomatic, regulatory and liquidity risks. These risks are defined beginning on page 9. In addition, certain fees, such as custodial, transaction and registration fees may be higher than similar fees incurred by funds investing solely within the U.S.
--------------------------------------------------------------------------------
 [LOGO OF      Additional Fund Facts
 ADDITION
   SIGN]       In allocating among countries, regions and industry sectors, we consider factors such as economic growth prospects, monetary and fiscal policies, political stability, currency trends, market liquidity and investor sentiment. We do not expect our turnover ratio to exceed 100% under normal market conditions, but this target will not limit our discretion in buying or selling securities. Higher turnover will result in high transaction costs, which are passed on to shareholders.


               For information on Fund fees and expenses, see "Summary of Expenses" on page 5.


8   Stagecoach International Equity Fund Prospectus

General Investment Risks
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your tolerance and preferences. You should carefully consider risks common to all mutual funds, including the Stagecoach Funds. Chief among these risks are the following:

* Unlike bank deposits such as CDs or savings accounts, mutual funds are not insured by the FDIC.

*        We cannot guarantee that we will meet our investment objective.

* We do not guarantee the performance of the Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to perform certain functions, such as selling agents or the investment advisor, offer or promise to make good any such losses.

* Share prices-and therefore the value of your investment-will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as volatility.

* Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

* An investment in a single Fund, by itself, does not constitute a complete investment plan.


The Fund invests in securities that involve particular kinds of risk.


*        The Fund invests in equities that are subject to equity market risk.
         This is the risk that stock prices will fluctuate and can decline and reduce the value of the portfolio. Certain types of stock and certain stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, the equity market, as measured by the S&P 500 Index and other commonly used indexes, is trading at or close to record levels. There can be no guarantee that these performance levels will continue.


* The Fund invests in debt instruments, such as notes and bonds, that are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of a security will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the possibility that interest rates may increase and reduce the resale value of securities in a Fund's portfolio. Debt instruments with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has


                           Stagecoach International Equity Fund Prospectus   9

General Investment Risks
--------------------------------------------------------------------------------


         adjustable or variable rate features. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.


* The Fund invests in smaller companies, foreign companies (including investments made through American Depositary Receipts and similar instruments), and in emerging markets that are subject to additional risks, including less liquidity and greater volatility. A Fund's investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.


The Fund may also use certain derivative instruments such as options or futures contracts. The term "derivatives" covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.


The Fund may invest a portion of its assets in U.S. Government obligations. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of those obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government's guarantee does not extend to the Fund itself.


The following list describes risks considerations of particular importance to an investor considering adding international exposure to a portfolio. Since the International Equity Fund has a much greater exposure to non-U.S. investments, including the use of non-U.S. stock exchanges, the following risks are present in a much greater degree than they are in other Stagecoach Funds. Please consider these additional risks carefully.


Counter-Party Risk - The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Currency Risk - The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk - The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.


10   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


Emerging Market Risk - The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Information Risk - The risk that information about a security is either unavailable, incomplete or is inaccurate.

Political Risk - The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.


Regulatory Risk - The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices.


What follows is a general list of the types of risks that may apply to the Fund (some of which are described above) and a table showing some of the additional investment practices that the Fund may use. Additional information about these practices is available in the Statement of Additional Information.



Counter-Party Risk - The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.


Credit Risk - The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Experience Risk - The risk presented by a new or innovative security. The risk is that insufficient experience exists to forecast how the security's value might be affected by various economic conditions.

Interest Rate Risk - The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.


                          Stagecoach International Equity Fund Prospectus   11

General Investment Risks
--------------------------------------------------------------------------------


Liquidity Risk - The risk that a security cannot be sold, or cannot be sold without adversely affecting its fair price.

Market Risk - The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

  ------------------------------------------------------------------------------

  Investment Practice/Risk


  The following table lists some of the additional investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Policies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Policies for the Fund or the Statement of Additional Information for more information on these practices.



  Investment practices and risk levels are carefully monitored. We attempt to ensure that the risk exposure for the Fund remains within the parameters of its objective.


  Remember, the Fund is designed to meet different investment needs and has a different investment objective and investment policies. The Fund engages in the investment practices described below to varying degrees.


  In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for The Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.



  The Investment Objective described for the Fund is not fundamental and may be changed without approval by vote of a majority of shareholders.
  ------------------------------------------------------------------------------


12   Stagecoach International Equity Fund Prospectus

                                                            International Equity

================================================================================

INVESTMENT PRACTICE:                                RISK:

================================================================================

Hedging and Related Strategies

The attempt to protect the U.S. dollar              Currency Risk             *
equivalent of investments by buying and
selling foreign currency contracts.
--------------------------------------------------------------------------------

Warrants

The right to buy securities at a specific           Market Risk               *
price for a specific time. We can only buy
warrants on securities that are permitted
investments according to the Investment
Objective and Policies. Limited to 5%
of assets.
--------------------------------------------------------------------------------

Repurchase Agreements

A transaction in which the seller of a              Credit and                *
security agrees to buy back a security at           Counter-Party Risk
an agreed upon time and price, usually
with interest.
--------------------------------------------------------------------------------

Other Mutual Funds

The temporary investment in shares of another       Market Risk               *
mutual fund.  A pro rata portion of the other
fund's expenses, in addition to the expenses
paid by the Fund, will be borne by Fund
shareholders.
--------------------------------------------------------------------------------

Foreign Securities

Securities of a non-U.S. company or debt of         Information, Political,   *
a foreign government including those in the         Regulatory, Diplomatic
form of an American Depository Receipt.             Liquidity and Currency
                                                    Risk
--------------------------------------------------------------------------------

Non-U.S. Stock Exchanges

The buying and selling of securities on             Information, Political,   *
foreign exchanges that may be less mature,          Regulatory, Diplomatic
more volatile, poorly regulated or                  and Currency Risk
comparatively antiquated.
--------------------------------------------------------------------------------

Emerging Markets

Investments in companies located or operating       Information, Liquidity,   *
in countries considered developing or to have       Political, Regulatory,
"emerging" stock markets. Generally, these          Diplomatic and Currency
investments have the same type of risks as          Risk
Foreign Securities but to a higher degree.
Limited to 25% of assets.
--------------------------------------------------------------------------------

Loans of Portfolio Securities

The practice of loaning securities to brokers,      Credit and                *
dealers and financial  Credit and institutions      Counter-Party Risk
to increase return on those securities. Loans
may be made in Counter-Party Risk accordance
with existing investment policies. Limited to
33 1/3% of assets.
--------------------------------------------------------------------------------

Borrowing Policies

The ability to borrow money from banks for          Counter-Party Risk        *
temporary purposes to meet shareholder
redemptions.
--------------------------------------------------------------------------------

Privately Issued Securities

Securities that are not publicly traded but         Liquidity Risk            *
which may be resold in accordance with Rule
144A of the Securities Act of 1933.
--------------------------------------------------------------------------------

Illiquid Securities

A security that cannot be readily sold, or          Liquidity Risk            *
cannot be readily sold without negatively
affecting the fair price. Limited to 15% of
total assets.
--------------------------------------------------------------------------------


                            Stagecoach International Equity Fund Prospectus   13

A Choice of Share Classes
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:

o Class A Shares - with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.

o Class B Shares - with a contingent deferred sales charge (CDSC) that diminishes over time, and higher on-going expenses than Class A shares.

o Class C Shares - with a 1.00% contingent deferred sales charge (CDSC) on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice between share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.


You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after six years to avoid the higher on-going expenses assessed against Class B shares.


Class C shares are available for the International Equity Fund. They are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares may depend on how long you intend to hold Fund shares before redeeming them.

Please see the expenses listed for each Fund and the following load tables before making your decision. You should also review the "Reduced Sales Charges" section below. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price
(POP) which is the Net Asset Value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels", the POP is lower for these purchases.


                            Stagecoach International Equity Funds Prospectus  14

A Choice of Share Classes
--------------------------------------------------------------------------------

===================================================================================================================
   CLASS A SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
===================================================================================================================
   AMOUNT                  FRONT-END SALES CHARGE AS        FRONT-END SALES CHARGE AS       DEALER ALLOWANCE AS %
 OF PURCHASE             % OF PUBLIC OFFERING PRICE         % OF NET AMOUNT INVESTED      OF PUBLIC OFFERING PRICE
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                    4.50%                            4.71%                         4.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 to $99,999                   4.00%                            4.17%                         3.55%
-------------------------------------------------------------------------------------------------------------------
$100,000 to $249,000                 3.50%                            3.63%                         3.125%
-------------------------------------------------------------------------------------------------------------------
$250,000 to $499,999                 2.50%                            2.56%                         2.00%
-------------------------------------------------------------------------------------------------------------------
$500,000 to $999,999                 2.00%                            2.04%                         1.75%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 and over(1)               0.00%                            0.00%                         1.00%
-------------------------------------------------------------------------------------------------------------------

(1) We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the NAV on the date of purchase or the date of redemption.

Please note that Class A shares of other Funds listed in other prospectuses have different loads and breakpoints levels.

Class B Share CDSC Schedule


If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a contingent deferred sales charge (CDSC) based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

================================================================================
   CLASS B SHARES LISTED IN THIS PROSPECTUS HAVE THE FOLLOWING CHARGE SCHEDULE:
================================================================================
REDEMPTIONS WITHIN   1 YEAR    2 YEARS    3 YEARS   4 YEARS   5 YEARS    6 YEARS
--------------------------------------------------------------------------------
  CDSC                5.00%     4.00%      3.00%     3.00%     2.00%      1.00%
--------------------------------------------------------------------------------

The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 4.00% of the purchase price of Class B shares to selling agents at the time of the sale.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. After shares are held for six years, the CDSC expires and the B shares are converted to A shares to reduce your future on-going expenses.


15  Stagecoach International Equity Funds Prospectus

--------------------------------------------------------------------------------


Class C Share CDSC Schedule


If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a contingent deferred sales charge (CDSC) of 1.00%.


The CDSC percentage you pay is based on the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale.


We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your sales charges. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.


                            Stagecoach International Equity Funds Prospectus  16

Reduced Sales Charges
--------------------------------------------------------------------------------


Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of these potential reductions when you are deciding which share class to buy.

Class A Share Reductions:


* You pay no sales charges on Fund shares you buy with reinvested distributions.


* You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.



* By signing a Letter of Intent (LOI), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


* Rights of Accumulation (ROA) allow you to combine the amount you invest with the total NAV of shares you own in other Stagecoach front-end load Funds in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.


* If you are reinvesting the proceeds of a Stagecoach Fund redemption for shares on which you have already paid a front-end sales charge, you have 120 days to reinvest the proceeds of that redemption with no sales charge into a Fund that charges the same or a lower front-end sales charge. If you use such a redemption to purchase shares of a Fund with a higher front-end sales charge, you will have to pay the difference between the lower and higher charge.


* You may reinvest into a Stagecoach Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the last 30 days.


If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.


17   Stategecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

* a family unit, consisting of a husband and wife and children under the age of twenty-one or single trust estate;

* a trustee or fiduciary purchasing for a single fiduciary relationship; or

* the members of a "qualified group" which consists of a "Company" (as defined in the 1940 Act), and related parties of such a "Company", which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

  ------------------------------------------------------------------------------


  How a Letter of Intent Can Save You Money!

  If you plan to invest, for example, $100,000 in the International Equity Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 5.25% on the first $50,000, then 4.50% on the next $49,999!
  ------------------------------------------------------------------------------


                    Stategecoach International Equity Fund Prospectus    18

Reduced Sales Charges
--------------------------------------------------------------------------------


Class B and Class C Share CDSC Reductions:

* You pay no CDSC on Funds shares you purchase with reinvested distributions.

* We waive the CDSC for all redemptions made because of scheduled or mandatory distributions for certain retirement plans. (See your retirement plan disclosure for details.)

* We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)

* We waive the CDSC for redemptions made at the direction of Stagecoach Funds in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.

Waivers for Certain Parties


If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

*       Current and retired employees, directors and officers of:

        *       Stagecoach Funds and its affiliates;

        *       Wells Fargo Bank and its affiliates;

        *       Stephens Inc. and its affiliates; and

        *       Broker-Dealers who act as selling agents.

* The spouses of any of the above, as well as the grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces, nephews, fathers-in-law, mothers-in-law, brothers-in-law and sisters-in-law of either the spouse or the current or retired employee, director or officer.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment wrap accounts with whom Stagecoach Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker/dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts". If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supercede the terms and conditions discussed here.


20   Stategecoach International Equity Fund Prospectus

Your Account
--------------------------------------------------------------------------------

This section tells you how to open an account and how to buy, sell or exchange Fund shares once your account is open.

You can buy Fund shares:

* By opening an account directly with the Fund (simply complete and return a Stagecoach Funds application with proper payment);

*        Through a brokerage account with an approved selling agent; or

* Through certain retirement, benefits and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).


Minimum Investments:

*        $1,000 per Fund minimum initial investment; or

* $100 per Fund minimum initial investment if you use the AutoSaver option.

*        $100 per Fund for all investments after your first.

* We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the Securities and Exchange Commission. Check the specific disclosure statements and applications for the program through which you intend to invest.


                     Stategecoach International Equity Fund Prospectus    20

Your Account
--------------------------------------------------------------------------------

Important Information:


* Read this Prospectus carefully. Discuss any questions you have with your Selling Agent. You may also ask for copies of the Statement of Additional Information and Annual Report. Copies are available free of charge from your Selling Agent or by calling 1-800-222-8222.


* We process requests to buy or sell shares each business day as of the close of regular trading on the New York Stock Exchange, which is usually 1:00 PM Pacific Time. Any request we receive in proper form before the close of regular trading on the New York Stock Exchange is processed the same day. Requests we receive after the close are processed the next business day.


* As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.


* We determine the Net Asset Value (NAV) of each class of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange. We determine the NAV by subtracting the Fund class' liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. The Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.


* We will process all requests to buy and sell shares of the first NAV calculated after the request and proper form is received.


* You may have to complete additional paperwork for certain types of account registrations, such as a Trust. Please speak to Stagecoach Investor Services (1-800-222-8222) if you are investing directly with Stagecoach Funds, or speak to your selling agent if you are buying shares through a brokerage account.


* Once an account has been opened, you can add additional Funds under the same registration without requiring a new application.


* We reserve the right to cancel any purchase order or delay redemption if your check does not clear.


21   Stategecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


How to Buy Shares

The following section explains how you can buy shares directly from Stagecoach Funds. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

===============================================================================


By Mail
===============================================================================
If you are buying shares for the first time:
-------------------------------------------------------------------------------


Complete a Stagecoach Funds application. Be sure to
indicate the Fund name and the share class into
which you intend to invest.                                 Mail to:
                                                            Stagecoach Funds
                                                            PO Box 7066
Enclose a check for at least $1,000 made out in the         San Francisco, CA
full name and share class of the Fund. For example,         94120-9201
"Stagecoach International Equity Fund, Class B".


You may start your account with $100 if you elect
the AutoSaver option on the application.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


If you are buying additional shares:
-------------------------------------------------------------------------------


Make a check payable to the full name and share             Mail to:
class of your Fund for at least $100. Be sure to            Stagecoach Funds
write your account number on the check as well.             PO Box 7066
                                                            San Francisco, CA
                                                            94120-9201
Enclose the payment stub/card from your statement
if available.
-------------------------------------------------------------------------------

===============================================================================


By Wire
===============================================================================
If you are buying shares for the first time:
-------------------------------------------------------------------------------


If you do not currently have an account, complete
a Stagecoach Funds application. You must wire at            Mail to:
least $1,000. Be sure to indicate the Fund name             Stagecoach Funds
and the share class into which you intend to invest.        PO Box 7066
                                                            San Francisco, CA
                                                            94120-9201
Mail the completed application.                             Fax to:
                                                            1-415-546-0280

You may also fax the completed application (with
original to follow)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


If you are buying additional shares:
-------------------------------------------------------------------------------


Instruct your wiring bank to transmit         Wire to:
at least $100 according to the instructions   Wells Fargo Bank, N.A.
given to the right. Be sure to have the       San Francisco, California
wiring bank include your current account      Bank Routing Number: 121000248
number and the name your account is           Wire Purchase Account Number:
registered in.                                4068-000587
                                              Attention:  Stagecoach Funds
                                              (Name of Fund and Share Class)
                                              Account Name: (Registration Name
                                              Indicated on Application)
-------------------------------------------------------------------------------


                        Stagecoach International Equity Fund Prospectus   22

Your Account
--------------------------------------------------------------------------------

================================================================================
By Phone
================================================================================
if you are buying shares for the first time:
--------------------------------------------------------------------------------


You can only make your first purchase of a
Fund by phone if you already have an existing
Stagecoach Account.                                         Call:
                                                            1-800-222-8222

Call Investor Services and instruct the
representative to either:

*  transfer at least $1,000 from a linked
   settlement account, or
*  exchange at least $1,000 worth of shares
   from an existing Stagecoach Fund. Please
   see "Exchanges" for special rules.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


If you are buying additional shares:
--------------------------------------------------------------------------------


Call Investor Services and instruct the representative to either:

*  transfer at least $100 from a linked                     Call:
   settlement account, or                                   1-800-222-8222
*  exchange at least $100 worth of shares
   from another Stagecoach Fund.
--------------------------------------------------------------------------------


Selling Shares

The following section explains how you can sell shares held directly through an account with Stagecoach Funds by mail or telephone. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

================================================================================


By Mail
================================================================================
Write a letter stating your account
registration, your account number, the
Fund you wish to redeem and the dollar
amount ($100 or more) of the redemption
you wish to receive (or write "Full Redemption").


Make sure all the account owners sign the request.


You may request that redemption proceeds be sent            Mail to:
to you by check, by ACH transfer into a bank                Stagecoach Funds
account, or by wire ($5,000 minimum). Please                PO Box 7066
call Investor Services regarding requirements               San Francisco, CA
for linking bank accounts or for wiring funds.              94120-9201
We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.


Signature Guarantees are required for mailed
redemption requests over $5,000. You can get
a signature guarantee at financial institutions
such as a bank or brokerage house. We do not
accept notarized signatures.
--------------------------------------------------------------------------------


23   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------

================================================================================

By Phone
================================================================================
Call Investor Services to request a
redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.


Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.


You may request that redemption proceeds
be sent to you by check, by transfer into                   Call:
an ACH-linked bank account, or by wire                      1-800-222-8222
($5,000 minimum). Please call Investor
Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.


Telephone privileges are automatically made available to you unless you specifically decline them on your application or subsequently in writing.


Phone privileges allow us to accept transaction
instructions by anyone representing themselves
as the shareholder and who provides reasonable
confirmation of their identity, such as
providing the Taxpayer Identification Number
on the account. We will not be liable for any
losses incurred if we follow telephone
instructions we reasonably believe to be genuine.
--------------------------------------------------------------------------------

================================================================================

General Notes for Selling Shares
================================================================================

We will process all requests to sell shares at  the first NAV calculated after a request in proper form is received. Requests received before the close of trading on the New York Stock Exchange are processed the same business day.
--------------------------------------------------------------------------------

We determine the NAV each day as of the close of the New York Stock
Exchange, which is generally 1:00 PM Pacific Time.
--------------------------------------------------------------------------------

Your redemptions are net of any applicable CDSC.
--------------------------------------------------------------------------------

If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There maybe special requirements that supercede the directions in this Prospectus.
--------------------------------------------------------------------------------

We reserve the right to delay payment of a redemption for up to ten days so that we may be reasonably certain that investments made by check have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
--------------------------------------------------------------------------------

Generally, we pay redemption requests in cash, unless the redemption request is for more than $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing share-
holder to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.
--------------------------------------------------------------------------------


                        Stagecoach International Equity Fund Prospectus   24

Exchanges
--------------------------------------------------------------------------------

Exchanges between Stagecoach Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o You should carefully read the Prospectus for the Fund into which you wish to exchange.

o Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for federal income tax purposes.

o If you exchange between Class A shares, you will have to pay any difference between a load you have already paid and the load you are subject to in the new Fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.5% schedule).

o If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.

o Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

o If you are exchanging from a higher-load Fund to a lower or no-load Fund, then back to the higher load, it is up to you to inform Stagecoach Funds that you have already paid the higher load.

o Exchanges between Class B shares, between Class C shares or between either Class B or Class C shares and a Stagecoach Money Market Fund will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. This also applies to exchanges of Class A shares that are subject to a CDSC.

o Exchanges from any share class to a money market fund can only be re-exchanged for the original share class.

o In order to discourage excessive Fund transaction expenses that must be borne by other shareholders, we reserve the right to limit or reject exchange orders. Generally, we will notify you 60 days in advance of any changes in your exchange privileges.


o You may make exchanges between like share classes. You may also exchange between A, B or C share classes and non-institutional class shares of a money market fund.


                        Stagecoach International Equity Funds Prospectus  25

Additional Services and Other Information
--------------------------------------------------------------------------------

Automatic Programs:

These programs help you conveniently purchase or redeem shares each month:


* AutoSaver Plan - you need only specify an amount of at least $100 and a day of the month. We will automatically transfer that amount from your linked bank account each month to purchase additional shares. We will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. Please call Stagecoach Investor Services at 1-800-222-8222 if you wish to change or add linked accounts.


* Systematic Withdrawal Program - Stagecoach will automatically redeem enough shares to equal a specified dollar amount of at least $100 on or about the fifth business day prior to the end of each month and either send you the proceeds by check or transfer it into your linked bank account. In order to set up a Systematic Withdrawal Program, you:

         *       must have a Fund account valued at $10,000 or more;

         *       you must have distributions reinvested; and

         *       may not simultaneously participate in an AutoSaver Plan.


It generally takes about ten days to set up either plan once we have received your instructions. It generally takes about five days to change or cancel participation in either plan. We automatically cancel your program if the linked account you specified is closed.

Dividend and Capital Gain Distribution Options

You may choose to do any of the following:

* Automatic Reinvestment Option - Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another plan.

* Fund Purchase Plan - Uses your distributions to buy shares at NAV of another Stagecoach Fund of the same share class or a Money Market Fund. You must have already satisfied the minimum investment requirements of the Fund into which your distributions are being transferred in order to participate.

* Automatic Clearing House Option - Deposits your dividends and capital gains into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, we will reinvest your distributions.


                        Stagecoach International Equity Fund Prospectus   26

Additional Services and Other Information
--------------------------------------------------------------------------------

* Check Payment Option - Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.

  ------------------------------------------------------------------------------


  Two Things to Keep In Mind About Distributions

  Remember, distributions have the effect of reducing the NAV per share by the amount distributed. Also, distributions on new shares shortly after purchase would be in effect a return of capital, although the distribution may still be taxable to you.
  ------------------------------------------------------------------------------

Taxes


The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus. The discussion summarizes only some of the important tax considerations that affect the Fund and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Federal income tax considerations are discussed further in the Statement of Additional Information.


We will pass on to you net investment income and net short-term capital gains earned by the Fund as dividend distributions. These are taxable to you as ordinary income.


We will pass on to you any net capital gains earned by the Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains and are taxable when paid. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid on December 31 of the year in which they were declared. We will notify you as to the status of your Fund distributions.


Your redemptions, including exchanges, will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares and the amount you paid for them. Foreign shareholders may be subject to different tax treatment, including withholding. In certain circumstances, U.S. residents will be subject to back-up withholding.


If more than 50% of the Fund's total assets at the close of its taxable year consist of stock or securities of non-U.S. issuers, the Fund will be eligible to file an election with the Internal Revenue Service. Pursuant to this election, and


27   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


subject to qualifications, you must include in your gross income for federal tax purposes your pro rata portion of foreign withholding and other taxes paid by the Fund. In computing your federal income taxes, you must either claim such pro rata portion as a deduction or a foreign tax credit. We expect the Fund will be eligible for, and will make, this election because of its substantial investment in stocks and securities of non-U.S. issuers.


Share Class - This Prospectus contains information about Class A and Class B, and Class C shares. The Fund may offer additional share classes with different expenses and returns than those described here. Call Stephens Inc. at 1-800-643-9691 for information on these or other investment options in Stagecoach
Funds.


Conversion of Class B shares - We will convert Class B shares into Class A shares at the month end following the six-year anniversary of their original purchase. This is done to avoid the higher on-going Rule 12b-1 fees assessed to Class B shares. The conversion is done at NAV and, since it is unlikely that Class A and Class B shares of the Fund will have the same NAV on a given date, the conversion is on a dollar-value basis, not a share-for-share basis.


Minimum Account Value - Due to the expense involved in maintaining low-balance accounts, we reserve the right to close accounts that have fallen below the $1,000 minimum balance due to redemptions (as opposed to market conditions). You will be given an opportunity to make additional investments to prevent account closure before any action is taken.


Statements - We mail statements after any account activity, including transactions, dividends or capital gains, and at year-end. We do not send statements for Funds held in brokerage, retirement or other similar accounts. You must check with the administrators of these accounts for statement policies. The Fund will also send any necessary tax reporting documents in January, and will send Annual and Semi-Annual Reports each year.


Dealer Concessions and Rule 12b-1 fees - Stephens Inc., as the Fund's distributor, will pay the portion of the Class A share sales charge shown as the dealer allowance to the selling agent, if any. Stephens Inc. also compensates selling agents for the sale of Class B and Class C shares and is reimbursed through Rule 12b-1 fees and contingent deferred sales charges. Selling agents may receive different compensation for sales of Class A, Class B and Class C shares of the Fund.


Statement of Additional Information - Additional information about some of the topics discussed in this Prospectus as well as details about performance calculations, distribution plans, servicing plans, tax issues and other important issues are available in the Statement of Additional Information for


                        Stagecoach International Equity Fund Prospectus   28

Additional Services and Other Information
--------------------------------------------------------------------------------


the Fund. The Statement of Additional Information should be read along with this Prospectus and may be obtained free of charge by calling Investor Services at 1-800-222-8222.


Glass-Steagall Act - Morrison & Foerster LLP, counsel to the Fund and special counsel to Wells Fargo Bank, has advised us and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and detailed in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act. Counsel has pointed out that future judicial or administrative decisions, or future federal or state laws may prevent these entities from continuing in their roles.


Voting Rights - All shares of the Fund have equal voting rights and are voted in the aggregate, rather than by series or class, unless the matter affects only one series or class. A shareholder of record is entitled to one vote for each share owned and fractional votes for each fractional share owned. For a detailed description of voting rights, see the "Capital Stock" section of the Statement of Additional Information.


29   Stagecoach International Equity Fund Prospectus

Organization and Management of the Fund
--------------------------------------------------------------------------------


A number of different entities provide services to the Fund. This section shows how the Fund is organized, the entities that perform different services and how they are compensated. Further information is available in the Statement of Additional Information for each Fund.


About Stagecoach


The Fund is one of over 30 Funds of Stagecoach Funds, Inc., an open-end management investment company. Stagecoach was organized on September 9, 1991 as a Maryland Corporation.


The Board of Directors of Stagecoach supervises the Fund's activities and approves the selection of various companies hired to manage the Fund's operation. The major service providers are described in the diagram below. If the Board believes that it is in the best interests of the shareholders it may make a change in one of these companies.


We do not hold annual shareholder meetings. We may hold special shareholder meetings to ask shareholders to vote on items such as electing or removing board members, or amending fundamental investment strategies or policies.


                                 Shareholders
-------------------------------------------------------------------------------------
                  Financial Services Firms and Selling Agents
--------------------------------------------------------------------------------------
     Advise current and prospective shareholders on their Fund investments
=======================================================================================
                                            Transfer and
 Distributor &                           Dividend Disbursing             Shareholder
Co-administrator       Administrator           Agent                   Servicing Agents
========================================================================================
Stephens Inc.            Wells Fargo Bank     Wells Fargo Bank         Various Agents
111 Center St.           525 Market St.       525 Market St.
Little Rock, AR          San Francisco, CA    San Francisco, CA        Provide services
Markets the Fund,        Manages the Fund's   Maintains records of     to customers
distributes shares,      business activities  shares and supervises
and manages the Fund's                        the paying of dividends
business activities
----------------------------------------------------------------------------------------
========================================================================================
              Investment Advisor                            Custodian
========================================================================================
Wells Fargo Bank, 525 Market St.,                  Investors Bank & Trust Company
San Francisco, CA                                  89 South Street
Manages the Fund's investment activities           Boston, MA 02111
                                                   Provides safekeeping for the Fund's
                                                   assets
----------------------------------------------------------------------------------------
========================================================================================
                                 Board of Directors
========================================================================================
                           Supervises the Fund's activities
----------------------------------------------------------------------------------------


                        Stagecoach International Equity Fund Prospectus   30

Organization and Management of the Fund
--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of each Fund class paid on an annual basis for the services described. The Statement of Additional Information has more detailed information about the Investment Advisor and the other service providers and plans described here.

The Investment Advisor

Wells Fargo Bank is the advisor for the Fund.   Wells Fargo Bank, founded in
1852, is the oldest bank in the Western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company. As of December 31, 1997, Wells Fargo Bank and its affiliates managed over $62 billion in assets.

The Administrator


Wells Fargo Bank is the administrator of the Fund. Wells Fargo Bank is paid .03% of the Fund's assets for these services. Prior to February 1, 1998, Wells Fargo Bank was entitled to receive .06% of the Fund's assets for administration services.


The Distributor and Co-Administrator


Stephens Inc. is the Fund's distributor and co-administrator. Stephens Inc. receives .04% of the Fund's assets for its role as co-administrator. Stephens Inc. also receives all loads, CDSCs and distribution plan fees. It uses a portion of these amounts to compensate selling agents for their role in marketing the Fund's shares. Prior to February 1, 1998, Stephens, Inc. was entitled to receive .04% of the Fund's assets for co-administration services.

Distribution Plan


We have adopted distribution plans for Class A and Class B shares that are used to pay for distribution-related services including ongoing compensation to Selling Agents. The Fund may participate in joint distribution activities with other Stagecoach Funds. The cost of these activities is generally allocated among the Funds. Funds with higher assets levels pay a higher proportion of these costs. The fees paid under these plans are as follows:

--------------------------------------------------------------------------------

                                     Class A         Class B        Class C
--------------------------------------------------------------------------------

International Equity Fund              .10%            .75%           .75%
--------------------------------------------------------------------------------


Shareholder Servicing Plan

We have Shareholder Servicing Plans for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services.


31   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


For these services the Fund pays as follows:

--------------------------------------------------------------------------------

                                      Class A          Class B      Class C
--------------------------------------------------------------------------------


International Equity Fund               .25%              .25%        .25%
--------------------------------------------------------------------------------


Portfolio Managers - The following is a list of portfolio managers identified within the Fund's summary. More detailed biographical information is available in the Statement of Additional Information.

Katherine Schapiro, CFA

Member of Wells Fargo Equity Strategy Committee
With Wells Fargo since 1992.

Stacey Ho

Foreign Stock Analyst
With Wells Fargo since 1997 after working for Clemente Capital Management from 1995 to 1996, and Edison International from 1990 through 1995.


                        Stagecoach International Equity Fund Prospectus   32

Glossary
--------------------------------------------------------------------------------


ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which allows banks to process checks, transfer funds and perform other tasks.


American Depository Receipts (ADRs)

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies.


Annual Report

A document that provides certain financial and other information for the most recent reporting period and the Fund's portfolio of investments.


Business Day

Any day the New York Stock Exchange is open is a business day for the Fund.


Capital Appreciation

The increase in the value of a security. See also "total return".


Capitalization

When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by their price per share. This is an accepted method of determining a company's size and is sometimes referred to as "market capitalization".


Capital Structure

Refers to how a company has raised money to operate. Can include, for example, borrowing or selling stock.


Convertible Debt Securities

Bonds or notes that are exchangeable for common stock at a set price on a set date or at the election of the holder.


Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.


Distributions

Dividends and/or capital gains paid by a Fund on its shares.


33   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


Diversified

A diversified fund, as defined by the Investment Company Act, is one that has a policy of investing in cash, Government securities and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets.


Dollar-Denominated

Securities issued by foreign banks, companies or governments in U.S.
dollars.


Duration

A measure of a security's or portfolio's sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.


Emerging Markets

Markets associated with a country that is considered by the International Finance Corporation, the International Bank for Reconstruction and Development and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.


FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual Funds are not FDIC insured.


Illiquid Security

A security which cannot be readily sold, or cannot be readily sold without negatively affecting the fair price.


Initial Public Offering

The first time a company's stock is offered for sale to the public.


Liquidity

The ability to readily sell a security at its fair price.


Nationally Recognized Ratings Organization (NRRO)

A company that examines the ability of a bond issuer to meet its obligations and which rates the bonds accordingly.


                        Stagecoach International Equity Fund Prospectus   34

Glossary
--------------------------------------------------------------------------------


Net Asset Value (NAV)

The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting expenses and other liabilities, then dividing by the total number of shares. The NAV is calculated separately for each class of the Fund, and is determined as of the close of regular trading on each business day the New York Stock Exchange is open, typically 1:00 p.m. Pacific Time.


Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options can also be based on the movement of an index such as the S&P 500.


Public Offering Price (POP)

The NAV with the sales load added.


Price-to-earnings ratio

The ratio between a stock's price and its historical, current or anticipated earnings. Low P/E ratios typically indicate a high yield. High P/E ratios are a characteristic of growth stocks which generally have low current yields.


Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.


Selling Agent

A person who has an agreement with the Fund's distributor that allows them to sell a Fund's shares.


Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.


Signature Guarantee

A guarantee given by a financial institution that has verified the identity of the maker of the signature.


S&P

One of the largest nationally recognized ratings organizations. Standard and Poor's also publishes various indexes or lists of companies representative of sectors of the US economy.


35   Stagecoach International Equity Fund Prospectus

--------------------------------------------------------------------------------


Statement of Additional Information

A document that supplements the disclosures made in the Prospectus.


Taxpayer Identification Number

Usually the social security number for an individual or the Employer Identification Number for a corporation.


Total Return

The total value of capital growth and the value of all distributions, assuming that distributions were used to purchase additional shares of the Fund.


Turnover Ratio

The percentage of the securities held in a Fund's portfolio, other than short-term securities, that were bought or sold within a year.


Undervalued

Describes a stock that is believed to be worth more than its current selling price.


U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Value-Oriented Analysis

A type of analysis which tries to identify and buy undervalued stocks under the assumption that the stock will eventually rise to its true value.


Warrants

The right to buy a stock at a set price for a set time.


                        Stagecoach International Equity Fund Prospectus   36

      --------------------------------------------------------------------------


      STAGECOACH FUNDS

      You may wish to review the following documents:

      Statement of Additional Information
      supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally part of this Prospectus.


      Annual/Semi-Annual Report
      provides certain financial and other important information for the most recent reporting period and the Fund's portfolio of investments.


      These are available free of
      charge by calling

      1-800-222-8222, or from

      Stagecoach Funds
      PO Box 7066
      San Francisco, CA
      94120-7066
      --------------------------------------------------------------------------








      ==========================================================================
      STAGECOACH FUNDS:
      *  are not insured by the FDIC
      * are not obligations or deposits of Wells Fargo Bank, nor guaranteed by the Bank
      *  involve investment risk, including possible loss of principal.
      ==========================================================================



      [LOGO OF RECYCLED PAPER]
      Printed on Recycled Paper                                  SC IL P (12/97)

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222


                      STATEMENT OF ADDITIONAL INFORMATION
                              Dated March 30, 1998

                             ASSET ALLOCATION FUND
                             INDEX ALLOCATION FUND
                        U.S. GOVERNMENT ALLOCATION FUND

                          CLASS A, CLASS B AND CLASS C

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the ASSET ALLOCATION, INDEX ALLOCATION and U.S. GOVERNMENT ALLOCATION FUNDS. Each Fund offers Class A shares and Class B shares. The Asset Allocation and Index Allocation Funds also offer Class C shares. This SAI relates to all such classes of shares.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated March 30, 1998. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. A copy of the Prospectus for the Funds may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling the Company's Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
Historical Fund Information.....................................    2
Investment Restrictions.........................................    2
Investment Models...............................................    6
Additional Permitted Investment Activities......................   10
Risk Factors....................................................   21
Management......................................................   22
Performance Calculations........................................   37
Determination of Net Asset Value................................   44
Additional Purchase and Redemption Information..................   45
Portfolio Transactions..........................................   46
Fund Expenses...................................................   48
Federal Income Taxes............................................   49
Capital Stock...................................................   55
Other...........................................................   57
Independent Auditors............................................   58
Financial Information...........................................   58
Appendix........................................................  A-1

                          HISTORICAL FUND INFORMATION

     The Company's Asset Allocation Fund commenced operations on January 2, 1992, as successor to the Asset Allocation Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was November 13, 1986.

     The Company's U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's commencement of operations was March 31, 1987.

     The Company's Index Allocation Fund was originally organized on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. ("Overland"), another open-end management investment company advised by Wells Fargo Bank. The Overland Asset Allocation Fund changed its name to the Index Allocation Fund on February 14, 1997. On July 23, 1997, the Boards of the Directors of the Company and Overland approved an Agreement and Plan of Consolidation providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Overland portfolio to the Fund. Prior to December 12, 1997, the effective date of the consolidation of the Company and Overland (the "Consolidation"), the Fund had only nominal assets. As a result of the Consolidation, the Overland Index Allocation Fund was reorganized as the Company's Index Allocation Fund on December 12, 1997, and shareholders of the Overland Index Allocation Fund's Class A and Class D shares became Class A and Class C shareholders, respectively, of the Company's Index Allocation Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Asset Allocation Fund and U.S. Government Allocation Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of its total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, (ii) in the case of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, and (iii) in the case of the Asset Allocation Fund, money market instruments invested in the banking industry and in obligations of the U.S. Government, its agencies or instrumentalities (but the Fund will not do so unless the U.S. Securities and Exchange Commission ("SEC") staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that each Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase or sell commodities or commodity contracts; except that each Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate and index swaps;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (6);

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except to the extent the activities permitted in Investment Restrictions Nos. 3 and 5 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow from banks up to 20% of the current value of each such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of each such Fund's net assets (but investments may not be purchased by such Funds while any such outstanding borrowings exceed 5% of the respective Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that each Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 3 and 5, and except that each Fund may purchase securities with put rights in order to maintain liquidity; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10).

     Each of the Asset Allocation and U.S. Government Allocation Funds may make loans in accordance with its investment policies.

     As a fundamental policy, each of the Asset Allocation and U.S. Government Allocation Funds may invest, notwithstanding any other investment restrictions (whether or not fundamental), all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

The Index Allocation Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); (ii) obligations of the United States Government, its agencies or instrumentalities; (iii) any industry in which the S&P Index becomes concentrated to the same degree during the same period; and (iv) the obligations of domestic banks;

     (2) purchase or sell real estate (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate swaps and index swaps;

     (3) purchase securities on margin or make short sales of securities (except for short-term credits necessary for the clearance of transactions and except that the Fund may make margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices);

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities;

     (6)  make investments for the purpose of exercising control or management;

     (7) issue senior securities, except to the extent the activities of the Fund permitted in Investment Restrictions Nos. 2 and 3 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); nor

     (8) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

     In addition, the Fund may not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity, and except that the Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 2 and 3.

     The Fund may not, as to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.

     (2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                               INVESTMENT MODELS

     This section contains supplemental information about the proprietary investment model used by Barclays Global Fund Advisors ("BGFA") to manage each Fund's portfolio.

     Asset Allocation Model.  Barclays Global Fund Advisors ("BGFA") compares
     ----------------------
the Asset Allocation Fund's investments daily to the Asset Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Asset Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Asset Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Asset Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Asset Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock.

     A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation.
The model's recommendations are presently made in 5% increments.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     Index Allocation Model.  BGFA compares the Index Allocation Fund's
     ----------------------
investments daily to the Index Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two or three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the Index Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow that recommended by the Model. Notwithstanding any recommendation of the Model to the contrary, the Index

Allocation Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     Wells Fargo Bank and BGFA manage other portfolios which also invest in accordance with the Index Allocation Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of the Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the model's recommendations and differences in expenses and liquidity requirements.

     There are 500 common stocks, including Wells Fargo & Company stock, which make up the S&P 500 Index. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index. In making its stock investments, the policy of the Index Allocation Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Company stock. The Lehman Brothers 20+ Treasury Bond Index (the "LBT Bond Index") is an unmanaged index comprised of U.S. Treasury Securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the performance characteristics of the LBT Bond Index.

     A key component of the Index Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the index allocation decision. The principal inputs of financial data to the Index Allocation Model currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and (v) the historical statistical correlation of investment returns among the various asset classes in which the Index Allocation Fund invests. Using these data, the Index Allocation Model is run daily to determine the recommended asset allocation.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the

Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.

     U.S. Government Allocation Model.  BGFA compares the U.S. Government
     --------------------------------
Allocation Fund's investments daily to the U.S. Government Allocation Model's recommended allocation. The investment model recommends allocations among each asset class in 5% increments only. Any recommended reallocation will be implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Under current trading policies employed by BGFA, recommended reallocations may be implemented promptly upon receipt of recommendations or may not be acted upon for as long as two to three months thereafter depending on factors such as the percentage change from previous recommendations and the consistency of recommended reallocations over a period of time. In addition, the U.S. Government Allocation Fund generally will invest the net proceeds from the sale of shares of the Fund and will liquidate existing Fund investments to meet net redemption requirements in a manner that best allows the Fund's existing asset allocation to follow the allocation recommended by the computer Model. Notwithstanding any recommendation of the computer model to the contrary, the Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. In general, cash maintained for short-term liquidity needs is only invested in U.S. Treasury bills, shares other mutual funds and repurchase agreements. There is no requirement that the Fund maintain positions in any particular asset class or classes.

     BGFA manages other funds which invest in accordance with a substantially similar version of the Model. The performance of each of those other funds is likely to vary among themselves and from the performance of the U.S. Government Allocation Fund. Such variation in performance is primarily due to timing differences in the implementation of the Model's recommendations, differences in expenses and liquidity requirements, and the ability of other funds to invest a higher portion of their assets in short-term investments that may generate a higher yield, but are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     A key component of the U.S. Government Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision. The principal inputs of financial data to the model currently are: (i) yields on 90-day U.S. Treasury bills, 5-year U.S. Treasury notes and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment returns for each class of fixed income instrument; and (iii) the expected statistical correlation of investment return among the various classes of fixed income instruments. Using these and other data, the Model is run daily to determine the recommended allocation. The Model's recommendations are presently implemented in 10% increments. Because the Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a constant mix of assets.

     Although BGFA intends to use the Model as bases for its investment decisions, BGFA may change from time to time the criteria and methods it uses to implement the Model's recommendations if it believes such a change is desirable for the Fund. Nevertheless, Wells Fargo Bank has continuing and exclusive authority over the management of the Fund, the conduct of its affairs and the disposition of the Funds' assets, and Wells Fargo Bank has the right to reject BGFA's investment decisions for the Fund if Wells Fargo Bank determines that any such decision is not consistent with the best interests of the Fund.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Bonds
     -----

     The Funds may purchase U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the portfolio of the Funds is generally managed to attain an average maturity of between 22 and 28 years for the U.S. Treasury bonds held. This form of debt instrument has been selected by BGFA because of the relatively low transaction costs of buying and selling U.S. Treasury bonds and because of the low default risk associated with such instruments.

     Derivative Securities
     ---------------------

     Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Funds may purchase are considered derivatives. The Funds may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Also, cash maintained by the Index Allocation Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The use of derivatives by the Asset Allocation, Index Allocation and U.S. Government Allocation Funds also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Floating- and Variable-Rate Instruments
     ---------------------------------------

     Certain of the debt instruments in which the Funds may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. The Fund may purchase certificates of participation in pools of floating- and variable-rate instruments from banks and other financial institutions. Wells Fargo Bank, as investment advisor, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events occurring between the date a Fund elects to demand payment on a floating- or variable-rate instrument and the date payment is due may affect the ability of the issuer of the instrument to make payment when due, and unless such demand instrument permits same-day settlement, such events may affect a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations
     -------------------

     Each Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments by the Funds in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
Transactions
------------

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Funds will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Futures Contracts and Options Transactions
     ------------------------------------------

     In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

     The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. The aggregate premiums paid on all options purchased by a Fund may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

     A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

     The Index Allocation Fund will not enter into interest rate futures contracts and options thereon, for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts into which they have entered; provided, however, that the "in-the-money" amount of an option that was in-the-money at the time of purchase will be excluded in computing such 5%.

     The Asset Allocation, Index Allocation and U.S. Government Allocation Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive. The Funds may invest up to 10% of their net assets in interest-rate and index swaps.

     Foreign Currency Transactions. The Asset Allocation and U.S. Government Allocation Funds may enter into foreign currency transactions. When a Fund enters into a foreign currency transaction or forward contract, such Fund deposits, if required by applicable regulations, with the Fund's custodian cash or high-grade debt securities in a segregated account an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities are placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

     At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices.
Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank or BGFA, as appropriate, considers on an ongoing basis the creditworthiness of the institutions with which a Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The purchase of options on currency futures allows a Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

     Illiquid Securities
     -------------------

     The Funds may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may invest up to 15% of its net assets in illiquid securities.

     Loans of Portfolio Securities
     -----------------------------

     The Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Wells Fargo Bank or BGFA will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay such Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Funds will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by any of the Funds will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its Advisor, or its Distributor.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     Each Fund may invest varying percentages of their assets in money market instruments. In addition, the Funds may invest temporary cash balances in the following high-quality money market instruments: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $ 1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P;
(v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

     Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank or BGFA, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Pass-Through Obligations
     ------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

     Short-Term Corporate Debt Instruments
     -------------------------------------

     Each Fund may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

     Unrated Investments
     -------------------

     The Funds, may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

     When-Issued Securities
     ----------------------

     The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to such Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

                                 RISK FACTORS


     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Fund invests and hence the value of your investment in a Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in interest rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable and floating rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

     The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of the Fund's investments. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms. If the advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                          Principal Occupations
Name, Age and Address                 Position            During Past 5 Years
---------------------                 --------            -------------------
Jack S. Euphrat, 75                   Director            Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                   Director,           Executive Vice President of Stephens; President of
                                      Chairman and        Stephens Insurance Services Inc.; Senior Vice
                                      President           President of Stephens Sports Management Inc.;
                                                          and President of Investor Brokerage Insurance
                                                          Inc.


Thomas S. Goho, 55                    Director            Associate Professor of Finance of the School
321 Beechcliff Court                                      of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                  University since 1982.

Joseph N. Hankin, 57                  Director            President of Westchester Community College
75 Grasslands Road                                        since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                      University Teachers College since 1976.

*W. Rodney Hughes, 71                 Director            Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Peter G. Gordon, 54                   Director            Chairman and Co-founder of Crystal Geyser
Crystal Geyser Water Co.                                  Water Company and President of
55 San Francisco Street
San Francisco, CA 94133

                                      20

(As of 1/1/98)                                            Crystal Geyser
                                                          Roxane Water Company since 1977.


*J. Tucker Morse, 53                  Director            Private Investor; Chairman of Home Account
4 Beaufain Street                                         Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                      of Renaissance Properties Ltd.; President of
                                                          Morse Investment Corporation; and Co-Managing
                                                          Partner of Main Street Ventures.

Richard H. Blank, Jr., 41             Chief Operating     Vice President of Stephens; Director of Stephens Sports
                                      Officer,            Management Inc.; and Director of Capo Inc.
                                      Secretary and
                                      Treasurer

                               Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                              Total Compensation
                                   Aggregate Compensation                      from Registrant
   Name and Position                  from Registrant                          and Fund Complex
   ------------------                 ---------------                          ----------------
     Jack S. Euphrat                       $11,250                                  $33,750
        Director

     R. Greg Feltus                        $     0                                  $     0
        Director

     Thomas S. Goho                        $11,250                                  $33,750
        Director

     Joseph N. Hankin                      $ 8,750                                  $26,250
        Director

     W. Rodney Hughes                      $ 9,250                                  $27,750
        Director

     Robert M. Joses                       $11,250                                  $33,750
        Director

     J. Tucker Morse                       $ 9,250                                  $27,750
        Director


     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts.
Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate, indicated below of each Fund's average daily net assets:

                                                     Annual Rate
                 Fund                       (as percentage of net assets)
                 ----                       -----------------------------
           Asset Allocation                    0.50% up to $250 million
                                               0.40% next $250 million
                                               0.30% over $500 million

           Index Allocation                    0.70% up to $500 million
                                               0.60% over $500 million

           U.S. Government Allocation          0.50% up to $250 million
                                               0.40% next $250 million
                                               0.30% over $500 million


     Asset Allocation and U.S. Government Allocation Funds.  Prior to April 29,
     -----------------------------------------------------
1996, the Funds each invested directly in a portfolio of securities and Wells Fargo Bank provided investment advisory services directly to the Funds. On April 29, 1996, the Funds were converted to a "master/feeder structure" and began to invest all of their respective assets in a corresponding Master Portfolio, with an identical investment objective, of Master Investment Trust, another open-end investment company. The Master Portfolios were advised by Wells Fargo Bank and Wells Fargo Bank was entitled to receive the same level of advisory fees from the Master Portfolios as it receives from the Funds. These Funds operated as part of a master/feeder structure from April 29, 1996 to December 12, 1997, at which time the master/feeder structure was dissolved.

     Index Allocation Fund.  Prior to the Consolidation, Wells Fargo Bank served
     ---------------------
as investment advisor to the Overland Index Allocation predecessor portfolio and was entitled to receive the same level of advisory fees from the predecessor portfolio as it now receives from the Index Allocation Fund.

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                          Six-Month
                                                         Period Ended
                                                          3/31/97/*/
                                                          ---------

                                                Fees Paid          Fees Waived
                                                ---------          -----------
Asset Allocation                                $2,132,577             $0
U.S. Government Allocation                      $  254,002             $0
Index Allocation                                       N/A

________________________
/*/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts reflect amounts paid by the corresponding Master Portfolio.

     For the periods indicated below, the Funds paid to Wells Fargo Bank the following advisory fees. Wells Fargo Bank has not waived any advisory fees paid by the Funds, the predecessor portfolio or Master Portfolios, except that during 1996 it waived $1,324 in advisory fees payable by the Index Allocation predecessor portfolio.

                                                  Nine-Month
                                                 Period Ended    Year Ended     Year Ended
Fund                                              9/30/96/1/      12/31/95       12/31/94
----                                              ---------       --------       --------
Asset Allocation                                 $ 3,117,722     $3,814,364      $3,907,880
U.S. Government Allocation                       $   539,657     $  680,049      $1,034,079
Index Allocation/2/                              $   525,093     $  424,416      $  424,899

_______________

/1/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

/2/ These amounts reflect amounts paid by the Overland predecessor portfolio. For 1996, these amounts are for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the
                                                                      ---
     period ended September 30, 1996.


     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     INVESTMENT SUB-ADVISOR.  Wells Fargo Bank has engaged BGFA to serve as
     ----------------------
Investment Sub-Advisor to each Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Funds' assets. BGFA is responsible for implementing and monitors the performance of the proprietary investment models employed with respect to a Fund. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Funds. BGFA and also furnishes such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request.

     As compensation for its sub-advisory services, BGFA is entitled to receive a monthly fee equal to an annual rate of 0.14% of the Asset Allocation and Index Allocation Fund's average daily net assets, and 0.05% of the U.S. Government Allocation Fund's average daily net assets. These fees may be paid by Wells Fargo Bank or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Wells Fargo Bank for advisory fees will be reduced accordingly.

     The predecessor Master Portfolios were also sub-advised by BGFA and BGFA was entitled to receive a monthly fee equal to an annual rate of 0.20% of the Asset Allocation and Index Allocation Funds' average daily net assets, and 0.15% of the U.S. Government Allocation Fund's average daily net assets plus an annual payment of $40,000.

     BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. Prior to January 1, 1996, WFNIA served as sub-advisor to the Funds and the predecessor portfolios under substantially similar terms as are currently in effect.

     For the period indicated below, the Funds paid to BGFA the following sub-advisory fees, without waiver:

                                             Six-Month
                                           Period Ended
    Fund                                    3/31/97/*/
    ----                                    ---------
Asset Allocation                          $    52,443
U.S. Government Allocation                $     9,971
Index Allocation                                  N/A

________________________
/*/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts reflect amounts paid by the corresponding Master Portfolio.


     For the periods indicated below Wells Fargo Bank paid to BGFA/WFNIA the sub-advisory fees indicated. No sub-advisory fees were waived during these periods.

                                       Nine-Month
                                      Period Ended       Year Ended         Year Ended
                                       9/30/96/1/         12/31/95           12/31/94
  Fund                                 ---------          --------           --------
  ----
Asset Allocation                      $ 1,714,245        $2,043,249         $2,106,980
U.S. Government Allocation            $   192,067        $  244,478         $  353,761
Index Allocation/2/                   $   210,226        $  177,707         $  424,899

_______________
/1/ For the Asset Allocation and U.S. Government Allocation Funds, these amounts include both amounts paid by the Fund for the period from 1/1/96 to 4/28/96 and amounts paid by the corresponding Master Portfolio for the period from 4/29/96 to 9/30/96.

/2/ These amounts reflect amounts paid by the Overland predecessor portfolio. For 1996, these amounts are for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the
                                                                      ---
     period ended September 30, 1996.



     General.  Each Fund's Sub-Advisory Contract will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) a majority of the Directors of the Company who are not parties to the Sub-Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Sub-Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     Prior to February 1, 1997, Stephens served as sole Administrator to the Funds. Stephens performed substantially the same services now provided by Stephens and Wells Fargo Bank and was entitled to receive for its services a fee of 0.05% of the Asset Allocation and U.S. Government Allocation Funds' average daily net assets. Stephens was entitled to receive a monthly fee from the Index Allocation predecessor portfolio at the annual rate of 0.10% of its average daily net assets up to $200 million and 0.05% in excess of $200 million.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                      Six-Month
                                                     Period Ended
                                                        3/31/97
                                                     ------------

Fund                                 Total             Wells Fargo          Stephens
----                                 -----             -----------          --------
Asset Allocation                     $232,506            $ 46,501           $186,005
Index Allocation/*/                  $ 75,203               N/A             $ 75,203
U.S. Government Allocation           $ 18,865            $  3,773           $ 15,092

____________________
/*/ Indicates fees paid by or on behalf of the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the period ended March 31, 1997.
                           ---
     For the periods indicated below, the Funds and the predecessor portfolio paid the following dollar amounts to Stephens for administration fees:

                                     Nine-Month
                                    Period Ended           Year Ended         Year Ended
         Fund                          9/30/96              12/31/95           12/31/94
         ----                       ------------            --------           --------
Asset Allocation                      $  257,419           $ 306,436          $ 315,787
U.S. Government Allocation            $   32,354           $  40,803          $  62,168
Index Allocation                      $   75,203/*/        $  60,627          $  66,524

____________________
/*/ Indicates fees paid by or on behalf of the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the period ended September 30, 1996.
                           ---


     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans, and pursuant to the related Distribution Agreement, the Funds may pay Stephens the amounts below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class.

                Fund                             Fee
                ----                             ---
          -------------------------------------------------------
          Asset Allocation
             Class B                             0.70%
             Class C                             0.75%
          -------------------------------------------------------
          Index Allocation
             Class A                             0.25%
             Class B                             0.75%
             Class C                             0.75%
          -------------------------------------------------------
          U.S. Government Allocation
             Class B                             0.70%
          -------------------------------------------------------

     The actual fee payable to the Distributor by the above-indicated Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates), under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the Asset Allocation and U.S. Government Allocation Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for the reimbursement of actual expenses.

     For the six-month period ended March 31, 1997, the Asset Allocation and U.S. Government Allocation Funds' Distributor received the following fees for distribution-related services, as set forth below under each such Fund's Plan (Class C shares had not yet commenced operations):

                                               Printing &
                                                 Mailing        Marketing       Compensation
            Fund                  Total        Prospectus       Brochures        to Dealers
            ----                  -----        ----------       ---------        ----------
Asset Allocation
     Class A                    $ 59,745           $0            $59,745             N/A
     Class B                    $275,600           N/A             N/A             $275,600

U.S. Government Allocation
     Class A                    $  6,166           $0            $ 6,166             N/A
     Class B                    $ 24,275           N/A             N/A             $ 24,275

     For the nine-month period ended September 30, 1996, the Asset Allocation and U.S. Government Allocation Funds' Distributor received the following fees for distribution-related services, as set forth below under each such Fund's
Plan:

                                               Printing &
                                                Mailing        Marketing       Compensation
         Fund                    Total        Prospectus       Brochures        to Dealers
         ----                    -----        ----------       ---------        -----------
Asset Allocation
     Class A                   $154,937        $10,773         $144,164           N/A
     Class B                   $255,252          N/A             N/A            $255,252

U.S. Government Allocation
     Class A                   $ 11,912        $   464         $ 11,448           N/A
     Class B                   $ 27,524          N/A              N/A          $ 27,524

     For the year ended December 31, 1996, the Index Allocation predecessor portfolio's Distributor received the following fees for distribution-related services as set forth below under the Fund's Plan:

                                           Printing &
                                            Mailing         Marketing       Compensation to
                            Total          Prospectus       Brochures        Underwriters
                            -----          ----------       ---------        ------------
Class A                   $137,481            N/A              N/A             $137,481
Class D                   $151,575            N/A              N/A             $151,575

     For the periods indicated above, WFSI and its registered representatives received no compensation under the Distribution Plans.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Funds, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     ADMINISTRATIVE SERVICING AGENT.  The Index Allocation Fund has adopted a
     ------------------------------
Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into Administrative Servicing Agreements with administrative servicing agents (broker/dealers, banks and other financial institutions, which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform shareholder administrative and liaison services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders from its customers, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A distribution plan while being sold pursuant to its Administrative Servicing Plan.

     The Administrative Servicing Plan will continue in effect from year to year if such continuance is approved from year to year if such continuance is approved by a majority vote of the Directors of the Company. Any form of Servicing Agreement related to the plans also must be approved by such vote of the Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding shares of the Class A shares of the fund. The Administrative Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding shares of the Class A shares of the Fund, and no other material amendment to the Plan or related Administrative Servicing Agreements may be made except by a majority of the Directors.

     The Administrative Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.

     SHAREHOLDER SERVICING AGENT.  The Funds have approved Shareholder Servicing
     ---------------------------
Plans and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank on behalf of their classes of shares, with the exception of Class A of the Index Allocation Fund which has an Administrative Servicing Plan and Agreement. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administration services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company to a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plans are shown below. The Servicing Plans and related forms of shareholder servicing agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     Fund                                 Fee
     ----                                 ---
Asset Allocation
  Class A                                0.30%
  Class B                                0.30%
  CLASS C                                0.25%

Index Allocation
  Class B                                0.25%
  Class C                                0.25%

U.S. Government Allocation
  Class A                                0.30%
  Class B                                0.30%

     For the period indicated below, the dollar amounts of shareholder servicing fees (after waivers) paid by the Funds to Wells Fargo Bank or its affiliates were as follows:

                                                 Six-Month         Nine-Month
                                               Period Ended      Period Ended
          Fund                                   3/31/97           9/30/96
          ----                                   -------           -------
Asset Allocation Fund - Class A                 $1,648,234        $2,464,701
Asset Allocation Fund - Class B                 $  118,374        $  109,487
Index Allocation - Class C/*/                   $   50,525            N/A
U.S. Government Allocation Fund - Class A       $   76,579        $  310,872
U.S. Government Allocation Fund - Class B       $    5,608        $   12,608

____________________
/*/ Reflects amounts paid by the Class D shares of the Overland predecessor portfolio. This amount is for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the
                                                                      ---
     period ended March 31, 1997.

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors.
No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     Each Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

     CUSTODIAN.  Barclays Global Investors, N.A. ("BGI") acts as Custodian for
     ---------
each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, BGI is not entitled to receive compensation so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to the Fund. Prior to the Consolidation, Wells Fargo Bank served as Custodian to the predecessor portfolio.

     For the six-month period ended March 31, 1997, and the nine-month period ended September 30, 1996, the Asset Allocation and U.S. Government Allocation Funds did not pay any custody fees. For the year ended December 31, 1996, the Index Allocation predecessor portfolio did not pay any custody fees.

     FUND ACCOUNTANT.  Wells Fargo Bank acts as Fund Accountant for each Fund.
     ---------------
The Fund Accountant, among other things, computes net asset values on a daily basis, and performance calculations on a regular basis and as requested by the Funds. For providing such services, Wells Fargo Bank will be entitled to receive from each Fund a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997 and the nine-month period ended September 30, 1996, the Funds did not pay any fund accounting fees.


     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets attributable to each Fund's Class A, Class B and (for the Asset Allocation and Index Allocation Funds) Class C shares. Under the prior transfer agency agreement, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month per Fund, unless net assets of a Fund were under $20 million. For as long as a Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the periods indicated below, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, after waivers, to Wells Fargo Bank:

                                          Six-Month            Nine-Month
                                        Period Ended          Period Ended
        Fund                               3/31/97               9/30/96
        ----                               -------               ------
Asset Allocation Fund                     $      0             $662,394
U.S. Government Allocation Fund           $      0             $ 77,292
Index Allocation Fund/*/                     N/A               $      0

_________________________

/*/ Indicates fees paid by or on behalf of the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year, and not the period ended March 31, 1997.
                           ---

     UNDERWRITING COMMISSIONS.  For the six month period ended March 31, 1997,
     ------------------------
the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives received $2,583,027 and $136,047, respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,311. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

     For the year ended December 31, 1994, Stephens retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 in underwriting commissions in connection with the purchase or redemption of the Company's shares.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     The IRA Funds of the Wells Fargo Investment Trust for Retirement Programs were reorganized as the Asset Allocation and U.S. Government Allocation Funds of the Company on January 2, 1992. Therefore, the performance information for the Asset Allocation and U.S. Government Allocation Funds for the periods prior to January 2, 1992, is based on that of the IRA Funds. The Index Allocation Fund commenced operations on April 7, 1988 as the Asset Allocation Fund of Overland Express Funds, Inc. (the "predecessor portfolio"). The predecessor portfolio was reorganized as the Index Allocation Fund of the Company on December 12, 1997. The performance information of the Index Allocation Fund for periods prior to December 15, 1997, is based on that of the predecessor portfolio. The Class A and Class C shares of the Index Allocation Fund track the performance of the predecessor portfolio's Class A and Class D shares, respectively.

     AVERAGE ANNUAL TOTAL RETURN:  Each Fund may advertise certain total return
     ----------------------------
information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in shares of the Fund ("P") over a period of years ("n") according to the following formula: P(1+T)/n /= ERV. In addition, the Funds, at times, may calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance shown or advertised for Class A shares of the Stagecoach Asset Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Asset Allocation Fund for the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Asset Allocation Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for periods prior to January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund, adjusted to reflect Class B sales charges and expenses; for periods prior to January 2, 1992, Class B share performance reflects performance of the predecessor portfolio, adjusted to reflect Class B sales charges and expenses.


     Performance shown or advertised for the Class A shares of the Stagecoach Index Allocation Fund, reflects performance of the Class A shares of the Overland Index Allocation Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Index Allocation Fund reflects performance of the Class D shares of the Overland Index Allocation Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B shares.

     Performance shown or advertised for the Class A shares of the Stagecoach U.S. Government Allocation Fund for periods prior to January 2, 1992, reflects performance of the shares of the Fixed Income Strategy Fund of the Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Fund. Performance shown or advertised for Class B shares of the Stagecoach Fund for periods between January 2, 1992, and January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund; adjusted to reflect sales charges and expenses of the Class B shares; for periods prior to January 2, 1992, performance shown or advertised for Class B shares of the Stagecoach Fund, reflects performance of the predecessor portfolio with expenses adjusted to reflect Class B sales charges and expenses.

 Average Annual Total Return for the Applicable Period Ended September 30, 1997
 ------------------------------------------------------------------------------


                    Ten Year/     Ten Year/
                  Inception/1/    Inception      Five Year      Five Year     Three Year     Three Year      One Year      One Year
                      With            No           With            No            With            No            With           No
                      Sales         Sales          Sales          Sales          Sales         Sales          Sales         Sales
      Fund          Charge/2/       Charge        Charge         Charge         Charge        Charge         Charge        Charge
      ----          --------        ------        ------         ------         ------        ------         ------        -----
Asset Allocation
     Class A         [___]%        [___]%         12.81%         13.86%         17.49%         19.30%        17.89%        23.44%
     Class B         12.70%        12.70%         13.12%         13.32%         17.97%         18.58%        17.67%        22.67%
Index Allocation
     Class A         12.85%        13.41%         15.63%         16.71%         21.03%         22.89%        17.44%        23.02%
     Class B         12.66%        12.66%         15.77%         15.99%         21.38%         22.05%        17.05%        22.05%
     Class C         12.66%        12.66%         15.99%         15.99%         22.05%         22.05%        21.05%        22.05%
U.S. Government
 Allocation
     Class A
     Class B         [___]%        [___]%         5.62%          6.60%          5.85%          7.48%         3.02%         7.85%
                     8.02%         8.02%          5.87%          6.10%          6.10%          6.81%         2.24%         7.24%

_________________________


/1/ Shown are `ten year' figures for the Asset Allocation and U.S. Government Allocation Funds and 'since inception' figures for the Index Allocation Fund. Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95. The Index Allocation predecessor portfolio's Class A shares commenced operations on April 7, 1988 and it's Class D shares commenced operations on July 1, 1993.

/2/ The term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B and Class C Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     ------------------------
the Funds may advertise the cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

   Cumulative Total Return for the Applicable Period Ended September 30, 1997
   --------------------------------------------------------------------------

               Inception/1/     Inception      Ten Year       Ten Year       Five Year      Five Year     Three Year     Three Year
                   With            No            With            No            With            No            With            No
                  Sales          Sales          Sales          Sales          Sales          Sales          Sales          Sales
    Fund        Charge/2/       Charge         Charge         Charge         Charge         Charge         Charge         Charge
    ----        ---------       ------         ------         ------         ------         ------         ------         ------
Asset
 Allocation
  Class A        237.79%        253.67%        232.71%        248.44%         82.73%         91.36%         62.17%         69.78%
  Class B        233.93%        233.93%        230.63%        230.63%         85.20%         86.86%         64.17%         66.72%

Index
 Allocation
  Class A        205.86%        220.24%           N/A            N/A         106.70%        116.52%         77.28%         85.61%
  Class B        201.19%        201.19%           N/A            N/A         107.96%        109.96%         78.81%         81.81%
  Class C        201.19%        201.19%           N/A            N/A         109.96%        109.96%         81.81%         81.81%

U.S.
 Government
 Allocation
  Class A        113.17%        123.19%        118.17%        128.44%         31.46%         37.64%         18.58%         24.15%
  Class B        110.74%        110.74%        116.37%        116.37%         33.02%         34.45%         19.45%         21.86%

/1/ Each Fund commenced operations as follows: Asset Allocation Class A - 11/13/86, Class B - 1/2/95; U.S. Government Allocation Class A - 3/31/87, Class B - 1/2/95. The Index Allocation predecessor portfolio's Class A shares commenced operations on April 7, 1988. The predecessor portfolio's Class D shares commenced operations on July 1, 1993.

/2/ The term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class B and Class C Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC").

     YIELD CALCULATIONS:  The Funds may, from time to time, include their yields
     ------------------
and effective yields in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Funds are based on the investment income per share earned during a particular seven-day or thirty-day period, less expenses accrued during a period ("net investment income") and are computed by dividing net investment income by the offering price per share on the last date of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)/6/ -1]
                                     -----
                                      Cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     EFFECTIVE YIELD:  Effective yields for the Funds are based on the change in
     ---------------
the value of a hypothetical investment (exclusive of capital changes) over a particular thirty-day period, less a pro-rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized multiplying by 365/30, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during the period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Thirty-Day Yield = [(Base Period Return +1)365/30]-1.

          Yield for the Year Ended September 30, 1997/*/
          ----------------------------------------------

                  Fund                                  Thirty Day Yield
                  ----                                  ----------------
     Asset Allocation
        Class A                                                2.25%
        Class B                                                1.84%

     Index Allocation
        Class A                                                1.42%
        Class B                                                0.73%
        Class C                                                0.73%

     U.S. Government Allocation
        Class A                                                4.05%
        Class B                                                3.92%

   ______________________
   /*/ This figure reflects the maximum front-end sales load of 4.50% and the maximum applicable CDSC.

     The yield on each Class of the U.S. Government Allocation Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     In addition, investors should recognize that changes in the net asset values of shares of each Class of the U.S. Government Allocation Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders of each Fund. Yield information for the Fund or each Class of shares of the Fund, as the case may be, may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund or each Class of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Fund or Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or Class of shares, as appropriate, also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare the past performance of a Fund or Class of shares with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund or a

Class of shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund or Class of shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the Funds and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds as to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank monitor and reallocate investments among the asset categories described in the Prospectus of each Fund and Fund. The Company's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Fund or Index Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation ("S&P"). Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines ("ATMs"), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly Wells Fargo Investment Management), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment advisor or sub-advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately
$62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

     The Company also may disclose in sales literature the distribution rate on the shares of each class of the Asset or Government Allocation Funds. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor to each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Asset Allocation and Index Allocation Funds.  Purchases and sales of equity
     -------------------------------------------
securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Asset Allocation Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the Commission.

     Brokerage Commissions.  For the periods indicated below, the Funds paid the
     ---------------------
following amounts as brokerage commissions, none of which were paid to affiliated brokers.

                       Six-Month                 Nine-Month
                     Period Ended   Year Ended  Period Ended  Year Ended  Year Ended
Fund                   3/31/97       12/31/96     9/30/96      12/31/95    12/31/94
----                   -------       --------     -------      --------    --------
Asset Allocation          N/A           N/A        $6,561       $34,488    $99,002

Index Allocation          N/A         $2,317         N/A        $ 0        $ 0
U.S. Government           N/A           N/A        $ 0          $ 0        $ 0
   Allocation

     Securities of Regular Broker/Dealers.  As of March 31, 1997, neither the
     ------------------------------------
Asset Allocation Fund nor the U.S. Government Allocation Fund owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act. The predecessor portfolio to the Index Allocation Fund did not own securities of its "regular brokers or dealers" as of December 31, 1996.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a

Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

    In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A Fund's distribution attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if
(i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to the dividends.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK


     The Funds are three of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those series.

     As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term

"majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares.

     Shareholders are not entitled to any preemptive rights or subscription. All shares, when issued, will be fully paid and non-assessable by the Company for the consideration described in the Prospectus.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.


     Set forth below as of January 2, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of a Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.


                       5% OWNERSHIP AS OF JANUARY 2, 1998
                       ----------------------------------




                              Name and                    Class; Type           Percentage   Percentage
         Fund                 Address                     of Ownership           of Class      of Fund
         ----                 -------                     ------------           --------      -------
ASSET ALLOCATION        Wells Fargo Bank                  Class A                  71.66%       56.29%
                        P.O. Box 63015                    Beneficially Owned
                        San Francisco, CA  94163


INDEX                   Merrill Lynch Pierce Fenner &     Class A                  10.38%        7.09%
ALLOCATION              Smith, Inc. Record Holder for     Record Holder
                        Exclusive Benefit of Customers
                        Attn: Fund Administration
                        4800 Deer Lake East,
                        3rd Floor
                        Jacksonville, FL 32246

                        Sister Therose and Sister Ruth    Class B                   7.78%        N/A
                        Trees of the Anna M Schwalenberg  Record Holder
                        5200 Crest Road
                        Rancho Palos Verdes, CA 90275

                        Stephens Inc                      Class B                  20.61%        N/A
                        A/C 74535655                      Record Holder
                        Little Rock, AR 72201

                        Stephens Inc                      Class B                  12.08%        N/A
                        A/C 74571993                      Record Holder
                        Little Rock, AR 72201

                        Dean Willer Reynolds Cust for     Class B                  29.28%        N/A
                        Marlene D. Fuents                 Beneficially Owned
                        12345 Califa Street
                        North Hollywood, CA 91607

                        Merrill Lynch Pierce Fenner &     Class C                  29.53%        9.28%
                        Smith, Inc. for Exclusive         Beneficially Owned
                        Benefit of  Customers Attn:
                        Fund Admin.
                        4800 Deer Lake East,
                        3rd Floor
                        Jacksonville, FL 32246

                        Stephens Inc.                     Class C                  50.31%       42.44%
                        For Exclusive Benefit of          Beneficially Owned
                        Customers
                        P.O. Box 34127
                        Little Rock, AR 72203

U.S. GOVERNMENT         Wells Fargo Bank                  Class A                  51.90%       47.10%
ALLOCATION              P.O. Box 63015                    Beneficially Owned
                        San Francisco, CA  94163


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP serves as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the Asset Allocation and U.S. Government Allocation Funds and the Asset Allocation and U.S. Government Allocation Master Portfolios for the six-month period ended September 30, 1997, are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

     The portfolio of investments and unaudited financial statements for the Overland Index Allocation Fund, the predecessor portfolio to the Company's Index Allocation Fund, for the six-month period ended June 30, 1997, are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, financial statements and independent auditors' report for the Asset Allocation and U.S. Government Allocation Funds and the Asset Allocation and U.S. Government Allocation Master Portfolios for the year ended March 31, 1997, are hereby incorporated by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

     The portfolio of investments, audited financial statements and independent auditors' report for the Overland Index Allocation Fund for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's:  The highest rating for corporate commercial paper is "P-1"
     -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

CORPORATE AND MUNICIPAL BONDS

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE AND MUNICIPAL NOTES

     Moody's: The highest rating for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

     S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER

     Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION


                             Dated March 30, 1998

                                 BALANCED FUND
                        DIVERSIFIED EQUITY INCOME FUND
                               EQUITY VALUE FUND
                                  GROWTH FUND
                                SMALL CAP FUND
                             STRATEGIC GROWTH FUND

                         CLASS A, CLASS B AND CLASS C

     Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six funds in the Stagecoach Family of Funds (each, a "Fund" and collectively, the "Funds") -- the BALANCED, DIVERSIFIED EQUITY INCOME, EQUITY VALUE, GROWTH, SMALL CAP and STRATEGIC GROWTH FUNDS. Each Fund offers Class A Shares and Class B Shares. The Equity Value, Growth, Small Cap and Strategic Growth Funds also offer Class C shares. This SAI relates to all such classes of shares.


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated March 30, 1998. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                            Page
                                                            ----
Historical Fund Information...............................   1
Investment Restrictions...................................   1
Additional Permitted Investment Activities................   8
Risk Factors..............................................   26
Management................................................   28
Performance Calculations..................................   48
Determination of Net Asset Value..........................   54
Additional Purchase and Redemption Information............   55
Portfolio Transactions....................................   56
Fund Expenses.............................................   59
Federal Income Taxes......................................   59
Capital Stock.............................................   65
Other.....................................................   68
Independent Auditors......................................   68
Financial Information.....................................   69
Appendix..................................................   A-1

                          HISTORICAL FUND INFORMATION

     The Balanced and Equity Value Funds were originally organized as the Pacifica Balanced and Equity Value Funds, investment portfolios of Pacifica Funds Trust ("Pacifica"). On September 6, 1996, the Pacifica Balanced Fund and Pacifica Equity Value Fund were reorganized as the Company's Balanced Fund and Equity Value Fund, respectively.

     The Diversified Equity Income Fund was originally organized as the Company's Diversified Equity Income Fund. The Class A shares of the Fund commenced operations on November 18, 1992. The Class B shares of the Fund commenced operations on January 1, 1995. Prior to December 12, 1997, the Fund was known as the "Diversified Equity Income Fund."

     The Growth Fund commenced operations on January 1, 1992, as the successor to the Select Stock Fund of the Wells Fargo Investment Trust for Retirement Programs. The predecessor fund's date of inception was August 2, 1990. Prior to December 12, 1997, the Growth Fund was known as the "Growth and Income Fund."

     The Small Cap Fund commenced operations on September 16, 1996, as the successor to the Small Capitalization Growth Fund for Employee Retirement Plans, an unregistered bank collective investment Fund. The inception date of the predecessor fund was November 1, 1994.

     The Strategic Growth Fund commenced operations on March 5, 1996. Prior to December 12, 1997, the Strategic Growth Fund was known as the "Aggressive Growth Fund." On December 12, 1997, the Strategic Growth Fund of Overland Express Funds, Inc. ("Overland"), another investment company advised by Wells Fargo Bank, was reorganized with and into the Company's Strategic Growth Fund (the "Consolidation"). For accounting purposes, the Overland Fund is considered the survivor of the Consolidation. The Class A shares and the Class D shares of the Overland Fund (which correspond to the Class A and Class C shares, respectively, of the Stagecoach Fund) commenced operations on January 20, 1993 and July 1, 1993, respectively. Although the Class B shares were in operation prior to December 12, 1997, for accounting purposes the Class B shares are considered a new class of of shares that commenced operations on December 15, 1997. The Overland Fund is sometimes referred to throughout this SAI as the "predecessor portfolio" to the Company's Strategic Growth Fund.

                            INVESTMENT RESTRICTIONS

     Fundamental Investment Policies
     -------------------------------

     Each Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund.

The Balanced Fund and Equity Value Fund may not:

     (1) borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings exist);

     (2) make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in the Prospectus or this SAI. Neither Fund will invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by a Fund, exceeds 10% of the value of its total assets;

     (3) invest in companies for the purpose of exercising control or management;

     (4)  knowingly purchase securities of other investment companies, except
(i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the Funds may invest up to 10% of their net assets in shares of other investment companies;

     (5) invest in real property (including limited partnership interests), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions;

     (6) acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by a Fund would exceed 10% of the value of the Fund's total assets;

     (7) engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (8) sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (9) purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (10) mortgage, pledge, or hypothecate any of its assets, except as described in fundamental investment policy (1);

     (11) purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, its advisor, the sponsor, or the distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of a Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges;

     (13) write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or this SAI; however, neither Fund will invest more than 5% of its total assets in these classes of securities; nor

     (14) invest more than 5% of the current value of its total assets in the securities of companies that, including predecessors, have a record of less than three years' continuous operation.

The Diversified Equity Income Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5)  make investments for the purpose of exercising control or management;

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets, but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets;

     (7) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; nor

     (8) write, purchase or sell puts, calls or options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

The Growth Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

     (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (7)  make investments for the purpose of exercising control or management;

     (8) issue senior securities, except the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of Fund's net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);

     (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity and may invest up to 5% of its net assets in warrants in accordance with its investment policies as stated below; nor

     (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     The Fund may make loans in accordance with its investment policies.

The Small Cap Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     As a matter of non-fundamental policy, the Small Cap Fund will not hold in its portfolio the securities of issuers whose market capitalization exceeds $2 billion for a period greater than 60 consecutive days. The Small Cap Fund will sell any such securities in an orderly manner to obtain optimal value for the securities.

The Strategic Growth Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

     (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

     (5) make investments for the purpose of exercising control or management, provided that the Fund may invest all its assets in a diversified open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

     (6) issue senior securities except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

     (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

     (8) purchase securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities ) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

     With respect to fundamental investment policy (7), the Fund does not intend to loan its portfolio securities during the coming year.

     Non-Fundamental Investment Policies
     -----------------------------------

     Each Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Directors of the Company or at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act.
Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

     (2) Each Fund may not invest more than 15% (10% for the Balanced and Equity Value Funds), of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest up to 25% of its net assets in securities of foreign governmental and foreign private issuers that are denominated in and pay interest in U.S. dollars.

     (4) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of each Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Set forth below are descriptions of certain investments and additional investment policies for the Funds.

     Bank Obligations
     ----------------

     The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Commercial Paper
     ----------------

     The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a NRSRO. Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities (Lower Rated Securities)
     -----------------------------------------------

     The Funds may invest in convertible securities that are not rated in one of the four highest rating categories by a NRSRO. The yields on such lower rated securities, which include securities also known as junk bonds, generally are higher than the yields available on higher-rated securities. However, investments in lower rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities
(a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares.

     While the market values of lower rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower rated securities and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Certain lower rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

     The market for certain lower rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     The Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for each Fund and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated but determined by the advisor to be of comparable quality.

     Corporate Reorganizations
     -------------------------

     The Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of that Fund's total assets.

     Emerging Markets
     ----------------

     The Diversified Equity Income, Growth, Small Cap and Strategic Growth Funds each may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Funds may invest in American Depository Receipts ("ADRs"), Canadian Depository Receipts ("CDRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and International Depository Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Funds may purchase floating- and variable-rate obligations. Each Fund may purchase floating- and variable-rate demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes may fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value.

Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. Wells Fargo Bank, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund will invest more than 15% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

     The Balanced and Equity Value Funds may also hold floating- and variable-rate instruments that have interest rates that re-set inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. The market value of these instruments may be more volatile than other types of debt instruments and may present greater potential for capital-gain or loss. In some cases, it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.

     Foreign Obligations
     -------------------

     The Funds may invest in foreign securities through American Depository Receipts ("ADRs"), Canadian Depository Receipts ("CDRs"), European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs") and Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. Each Fund may not invest 25% or more of its assets in foreign obligations.

     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

     Foreign Currency Transactions
     -----------------------------

     The Equity Value and Balanced Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Because the Balanced and Equity Value Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in foreign securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Investments in foreign securities and forward contracts may also be subject to withholding and other taxes imposed by foreign governments. With respect to certain foreign countries, there is also a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investments in those countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     ---------------------------------------------------------------
     Transactions
     ------------

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     Loans of Portfolio Securities
     -----------------------------

     Each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one third of the total assets of the Fund.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. A Fund will not enter into any security lending arrangement having a duration longer than one year. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Wells Fargo Bank, Stephens Inc. or any of their affiliates.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. A Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

     Mortgage-Related Securities
     ---------------------------

     The Balanced and Diversified Equity Income Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The Balanced Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association (" FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     There are risks inherent in the purchase of mortgage-related securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that the advisor's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

     Other Asset-Backed Securities
     -----------------------------

     The Balanced, Diversified Equity Income, Equity Value and Growth Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     Options Trading
     ---------------

     The funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     Call and Put Options on Specific Securities. The Equity Value and Small Cap Funds may invest in call and put options on a specific security. The Strategic Growth Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups of "baskets" of specific securities). Each of the Balanced and Equity Value Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 5% of its net assets.

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period. Investments by a Fund in off-exchange options will be treated as "illiquid" and therefore subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities.

     The Balanced, Equity Value and Small Cap Funds may write covered call option contracts and secured put options as Wells Fargo Bank deems appropriate. A covered call option is a call option for which the writer of the option owns the security covered by the option. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The aggregate value of the securities subject to options written by a Fund will not exceed 25%. The use of covered call options and securities put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     Each Fund may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

     The Funds may also write covered call and secured put options from time to time as the advisor deems appropriate. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. If the advisor is incorrect in its forecast of market value or other factors when writing the foregoing options, the Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement equals the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction is ordinarily effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund realizes a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option is eliminated. If an option written by a Fund is exercised, the proceeds of the sale are increased by the net premium originally received and the Fund realizes a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not be adequate at all times to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund is likely to be unable to control losses by closing its position where a liquid secondary market does not exist. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     The Small Cap and Strategic Growth Funds may purchase or sell options on individual securities or options on indices of securities as described below. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     The Small Cap and Strategic Growth Funds may engage in unlisted over-the-counter options with broker/dealers deemed creditworthy by the advisor. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     Stock Index Options. The Funds may purchase call and put options and write covered call options on stock indices listed on national securities exchanges or traded in the over-the-counter market to the extent of 25% of the value of its net assets.

     The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Because the value of a stock index option depends upon changes to the price of all stocks comprising the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the price of all stocks in the index, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to Wells Fargo Bank's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.

     Stock Index Futures Contracts and Options on Stock Index Futures Contracts. The Funds may participate in stock index futures contracts and options on stock index futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity of financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also changes. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract realizes a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser realizes a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller recognizes a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser realizes a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

     Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, a Fund may purchase a stock index futures contract to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, a Fund realizes a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

     The Funds may also purchase put options on stock index futures contracts. Sales of such options may also be made to close out an open option position. The Funds may, for example, purchase a put option on a particular stock index futures contract or stock index to protect against a decline in the value of the common stocks it holds. If the stocks in the index decline in value, the put should become more valuable and the Funds could sell it to offset losses in the value of the common stocks. In this way, put options may be used to achieve the same goals the Funds seek in selling futures contracts. A put option on a stock index future gives the purchaser the right, in return for a premium paid, to assume a short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price ("strike price") at any time during the period of the option. If the option is exercised by the holder before the last trading date during the option period, the holder receives the futures position, as well as any balance in the futures margin account. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash in an amount equal to the difference between the strike price and the closing level of the relevant index on the expiration date.

     Wells Fargo Bank expects that an increase or decrease in the index in relation to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of a Fund's common stock portfolio against which the option was written. Thus, any loss in the option transaction may be offset by an increase in the value of the common stock portfolio to the extent changes in the index correlate to changes in the value of that portfolio. The Funds may liquidate the put options they have purchased by effecting a closing sale transaction rather than exercising the option. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Funds will be able to effect the closing sale transaction. The Funds realize a gain from a closing sale transaction if the price at which the transaction is effected exceeds the premium paid to purchase the option and, if less, the Funds realize a loss.

     The Funds may each invest in stock index futures in order to protect the value of common stock investments or to maintain liquidity, provided not more than 5% of a Fund's net assets are committed to such transactions. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Other Investment Companies
     --------------------------

     The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

     Privately Issued Securities
     ---------------------------

     The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds' policy of not investing more than 15% of its net assets in illiquid securities. The investment advisor, under guidelines approved by Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Unrated Investments
     -------------------

     The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Funds may each invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

     Zero Coupon Bonds
     -----------------

     The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

     Nationally Recognized Statistical Ratings Organizations
     -------------------------------------------------------

     The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The payment of principal and interest on debt securities purchased by the Balanced and Equity Value Funds depends upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest and principal of its debt securities may be materially adversely affected by litigation or other conditions. Further, it should also be, noted with respect to all municipal obligations issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the municipal obligations to become taxable retroactive to the date of issue.


                                 RISK FACTORS

     Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.

     The portfolio equity securities of each Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. Throughout most of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, has been trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of a Fund are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which a Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.

     The market value of a Fund's investment in fixed-income securities will change in response to various factors, such as changes in market interest-rates and the relative financial strength of an issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable and floating-rate features.

     Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The advisor will consider such an event in determining whether a Fund should continue to hold the obligation. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

     There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies.

     Investing in the securities of issuers in any foreign country, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties.

     Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

     The advisor may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If a Fund's advisor judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the advisor's intent in using the derivatives.

     The Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for the Funds may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.


                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                 Principal Occupations
Name, Age and Address                   Position                 During Past 5 Years
---------------------                   --------                 -------------------
Jack S. Euphrat, 75                     Director                 Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                     Director,                Executive Vice President of Stephens;
                                        Chairman and             President of Stephens Insurance Services
                                        President                Inc.; Senior Vice President of Stephens
                                                                 Sports Management Inc.; and President of
                                                                 Investor Brokerage Insurance Inc.


Thomas S. Goho, 55                      Director                 Associate Professor of Finance of the School
321 Beechcliff Court                                             of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                         University since 1982.


Joseph N. Hankin, 57                    Director                 President of Westchester Community College
75 Grasslands Road                                               since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                             University Teachers College since 1976.

*W. Rodney Hughes, 71                   Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901


Peter G. Gordon, 54                     Director                 Chairman and Co-Founder of Crystal

Crystal Geyser Water Co.                                         Geyser Water Company and President of Crystal
55 Francisco St.                                                 Geyser Roxane Water Company since 1977.
San Francisco, CA 94133
(As of 1/1/98)

*J. Tucker Morse, 53                    Director                 Private Investor; Chairman of Home Account
4 Beaufain Street                                                Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                             of Renaissance Properties Ltd.; President of
                                                                 Morse Investment Corporation; and Co-Managing
                                                                 Partner of Main Street Ventures.

Richard H. Blank, Jr., 41               Chief Operating          Vice President of Stephens;
                                        Officer,                 Director of Stephens Sports
                                        Secretary and            Management Inc.; and Director of Capo Inc.
                                        Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                 Total Compensation
                              Aggregate Compensation               from Registrant
Name and Position                from Registrant                  and Fund Complex
-----------------                ---------------                  ----------------
Jack S. Euphrat                      $11,250                           $33,750
Director

R. Greg Feltus                       $ 0                               $ 0
Director

Thomas S. Goho                       $11,250                           $33,750
Director

Joseph N. Hankin                     $ 8,750                           $26,250
Director

W. Rodney Hughes                     $ 9,250                           $27,750
Director

Robert M. Joses                      $11,250                           $33,750
Director

J. Tucker Morse                      $ 9,250                           $27,750
Director


     As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complex.

     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Company.

     INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
     ------------------
to the Funds. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank provides the Funds with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

                                                   Annual Rate
             Fund                          (as percentage of net assets)
             ----                          -----------------------------
             Balanced                              0.60%
             Diversified Equity Income             0.50%
             Equity Value                          0.50%
             Growth                                0.50% up to $250 Mil.
                                                   0.40% next $250 Mil.
                                                   0.30% over $500 Mil.
             Small Cap                             0.60%
             Strategic Growth                      0.50%

     For the period indicated below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                                     Six-Month
                                                   Period Ended
                                                      3/31/97
                                                     ---------
            Fund                             Fees Paid      Fees Waived
            ----                             ---------      -----------
            Balanced                         $261,078         $30,456
            Diversified Equity Income        $443,468         $     0
            Equity Value                     $557,096         $     0
            Growth                           $782,529         $     0
            Small Cap                        $ 89,707         $     0
            Strategic Growth/*/              $733,756         $     0

            ____________________
            /*/ Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Balanced and Equity Value Funds.  Prior to March 18, 1994, the advisor for
     -------------------------------
the predecessor portfolio to the Balanced and Equity Value Funds was San Diego Financial Capital Management, Inc. ("San Diego Financial"), which was a wholly owned subsidiary of San Diego Trust & Savings Bank ("San Diego Trust"), which in turn was a wholly owned subsidiary of San Diego Financial Corporation ("SDFC"). On that date, SDFC merged into First Interstate Bancorp and San Diego Trust merged into First Interstate Bank of California ("FICAL"). As a result of these transactions, San Diego Financial became an indirect wholly-owned subsidiary of FICAL. On January 12, 1995, San Diego Financial merged into First Interstate Investment Services, Inc., a direct wholly-owned subsidiary of FICAL, which has since changed its name to First Interstate Capital Management, Inc. ("FICM").

     The Pacifica Balanced and Equity Value Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, Wells Fargo Investment Management, Inc. ("WFIM") and its predecessor FICM served as advisor to the Pacifica Balanced and Equity Value Funds. As of September 6, 1996, Wells Fargo Bank became the advisor to the Company's Balanced and Equity Value Funds.

     For the period begun April 1, 1996 and ended September 5, 1996, the Pacifica predecessor portfolios paid to WFIM, and for the period begun September 6, 1996 and ended September 30, 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and the indicated amounts were waived:

                                                    Year Ended
                                                      9/30/96
                                                    -----------
            Fund                             Fees Paid      Fees Waived
            ----                             ---------      -----------
            Balanced                         $  750,323        $4,608
            Equity Value                     $1,378,145        $    0

     For the periods indicated below, the prior advisor was entitled to receive advisory fees from the Pacifica Balanced and Equity Value Funds at the same annual rates as those currently in effect. For such fiscal years, the prior advisor was entitled to receive the advisory fees indicated below and the indicated amounts were waived:

                               Year Ended                      Year Ended
                                 9/30/95                         9/30/94
                                 -------                         -------
      Fund               Fees Paid      Fees Waived      Fees Paid      Fees Waived
      ----               ---------      -----------      ---------      -----------
   Balanced              $579,850           $ 0          $683,626                 $0
   Equity Value          $992,870           $ 0          $953,400                 $0

     Diversified Equity Income and Growth Funds.  For the periods indicated
     ------------------------------------------
below, the Funds paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:

                                        Nine-Month
                                       Period Ended              Year Ended              Year Ended
                                          9/30/96                 12/31/95                12/31/94
                                          -------                 --------                --------

                                     Fees         Fees        Fees        Fees        Fees         Fees
             Fund                    Paid        Waived       Paid       Waived       Paid        Waived
             ----                    ----        ------       ----       ------       ----        ------
   Diversified Equity Income       $415,025        $ 0      $312,512       $ 0      $192,033        $ 0
   Growth                          $799,899        $ 0      $754,149       $ 0      $587,977        $ 0

     Small Cap Fund.  Prior to September 16, 1996, Wells Fargo provided advisory
     --------------
services to the Collective Investment Fund, the predecessor to the Small Cap Fund. For these services Wells Fargo charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its
net assets for "Audit Expenses."   There were no sales charges.  The Collective
Investment Fund paid all brokerage commissions incurred on its portfolio transactions.

     Prior to December 12, 1997, the Small Cap Fund did not engage an investment advisor because it invested all of its assets in a Master Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The Small Cap Fund invested in the Small Cap Master Portfolio. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract.

     For the period begun September 16, 1996 (the Small Cap Fund's commencement of operations) and ended September 30, 1996, the Small Cap Master Portfolio paid to Wells Fargo Bank $6,129 in advisory fees on behalf of the Small Cap Fund. No fees were waived.

     Strategic Growth Fund.  Immediately prior to the Consolidation, the
     ---------------------
Strategic Growth Fund did not engage an investment advisor because it invested all of its assets in a Master

Portfolio (which had the same investment objective as the Fund) that was advised by Wells Fargo Bank. The terms of the Master Portfolio's advisory contract were identical in all material respects to the terms of the Fund's existing advisory contract. For the period from inception (January 20, 1993) to February 20, 1996, the predecessor portfolio operated on a stand-alone basis, did not participate in a master/feeder structure and retained the services of Wells Fargo Bank as investment advisor for the Fund.

     As discussed herein under "Historical Fund Information," on December 12, 1997, the Overland Strategic Growth Fund was reorganized with and into the Fund. For financial reporting purposes the Overland Fund is considered the accounting survivor of the reorganization and the Fund has adopted the financial statements of the Overland Fund. Therefore, the information shown below concerning the dollar amount of advisory (and other) fees paid shows the dollar amount of fees paid by the Overland Fund.

     For the year ended December 31, 1994, the Overland Fund incurred $197,689 in advisory fees payable to Wells Fargo Bank, and $9,550 of such fees were waived. For the year ended December 31, 1995, the predecessor portfolio incurred $302,821 in advisory fees payable to Wells Fargo Bank. For the period beginning January 1, 1996 and ended February 20, 1996, the predecessor portfolio incurred $59,742 in advisory fees payable to Wells Fargo Bank. For the period begun February 20, 1996 and ended December 31, 1996, the Master Portfolio incurred $674,014 in advisory fees payable to Wells Fargo Bank on behalf of the Fund. Wells Fargo Bank did not waive advisory fees in 1995 and 1996.

     General.  Each Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. A Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     PORTFOLIO MANAGERS.  Mr. Brian Mulligan is responsible, as co-manager, for
     ------------------
the day-to-day management of the portfolio of the Growth Fund. Mr. Mulligan has been co-manager since October 1, 1995. Mr. Mulligan joined Wells Fargo Bank in 1986 through its acquisition of Crocker National Bank, where he had been a portfolio manager. He is a Vice-President and Manager of the San Francisco Investment Office, where he is primarily responsible for personal accounts including individuals, charitable foundations and IRAs. He also covers, from a research standpoint, the telecommunications and electric utility industries. He graduated from Skidmore College with a B.S. in Business Management. He is a chartered financial analyst and serves as a member of the staff of graders. In addition, Mr. Mulligan is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.

     Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth Fund since February 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in International Relations and Economics and is working toward her chartered financial analyst designation.

     Mr. Rex Wardlaw, as co-manager, has been responsible for the day-to-day management of the portfolios of the Balanced, Equity Value and Diversified Equity Income Funds since February 1, 1997. Mr. Wardlaw joined Wells Fargo Bank in 1986 and has eight years of investment experience. He is the Private Client Services investment manager for the Portland office and is responsible for stock market research in healthcare, basic industries and transportation sectors. He holds an M.B.A. from the University of Oregon and a B.A. from Northwest Nazarene College. Mr. Wardlaw is a chartered financial analyst and a member of the Portland Society of Financial Analysts. He is also a member of the Association for Investment management and Research and the American Association of Individual Investors.

     Ms. Tamyra Thomas assumed responsibility as a portfolio co-manager for the day-to-day management of the bond portion of the Balanced Fund as of September, 1996. She is a Senior Vice-President, the Chief Fixed Income Investment Officer, and Chair of the Investment Management Group of Wells Fargo Bank. She is also Chair of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including Vice-President and Manager of the Investment Department and Chairman of the Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.

     Mr. Allen Wisniewski has been responsible, as co-manager, for the day-to-day management of the portfolio of the Diversified Equity Income Fund since November 1992. Mr. Wisniewski is also responsible, as co-manager, for the day-to-day management of the portfolio of the Equity Value Fund. He also is responsible for managing equity and balanced accounts for high-net-worth individuals and pensions. Mr. Wisniewski joined Wells Fargo Bank in April 1987 with the acquisition of Bank of America's consumer trust services, where he was a portfolio manager. He received his B.A. and M.B.A. in Economics and Finance from the University of California at Los Angeles. He is a member of the Los Angeles Society of Financial Analysts.

     Mr. Jon Hickman has managed the Small Cap Fund since its inception in September 1996. Mr. Hickman had also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1996. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.

     Mr. Kenneth Lee became a portfolio co-manager to the Small Cap Fund as of June 18, 1997 and is responsible for providing fundamental security analysis and portfolio management. Mr. Lee joined Wells Fargo Bank in 1993 and went from Investment Operations to the Portfolio Management group in 1995. Prior to 1993, he worked as an associate at Wells Fargo Nikko Investment Advisors and at Dean Witter Reynolds (Morgan Stanley Dean Witter Discover) Mr.

Lee has over 8 years experience in the industry. He holds bachelor degrees in Economics and Organizational Studies from the University of California at Davis

     Mr. Steve Enos has managed the Strategic Growth Fund since its inception in March of 1996. Mr. Enos co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September, 1996. Mr. Enos joined Wells Fargo in 1993 and is a member of the Wells Fargo Bank Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice president and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

     Mr. Chris Greene joined Wells Fargo Bank on April 1, 1997, to work as portfolio co-manager of the Strategic Growth Fund. Immediately prior to joining Wells Fargo Bank, Mr. Greene worked for three years in the Mergers & Acquisitions group for Hambrecht & Quist, an investment banking firm focusing on growth companies. Before that, he worked for two years at GB Capital Management and prior to that, he worked at Wood Island Associates, firms focusing on equity and fixed-income securities. He has over five years experience in the industry. Mr. Greene received his B.A. in Economics from Claremont McKenna College.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------

Bank as Administrator and Stephens as Co-Administrator on behalf of each Fund. Under the respective Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Funds' operations, including coordination of the services performed by each Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund. Prior to February 1, 1998, the Administrator and Co-Administrator were entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     Except as described below, prior to February 1, 1997, Stephens served as sole Administrator and performed substantially the same services now provided by Stephens and Wells Fargo Bank.

     For the period indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

                                                                              Six-Month
                                                                             Period Ended
                                                                                3/31/97
                                                                              -----------
     Fund                                            Total                    Wells Fargo            Stephens
     ----                                            -----                    -----------            --------
Balanced                                            $ 25,743                    $ 5,149              $ 20,594
Diversified Equity Income                           $ 36,085                    $ 7,217              $ 28,868
Equity Value                                        $ 59,479                    $11,896              $ 47,583
Growth                                              $ 64,992                    $12,998              $ 51,994
Small Cap                                           $  8,027                    $ 1,605              $  6,422
Strategic Growth*                                   $211,420                       N/A               $211,420

___________________
  * Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Balanced and Equity Value Funds.  The Pacifica Balanced and Equity Value
     -------------------------------
Funds were reorganized as the Company's Balanced and Equity Value Funds on September 6, 1996. Prior to September 6, 1996, the Administrator, Furman Selz LLC ("Furman Selz"), of the Pacifica Balanced and Equity predecessor portfolios provided management and administration services necessary for the operation of such Funds, pursuant to an Administrative Services Contract. For these services, Furman Selz was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the predecessors portfolios.

     From September 6, 1996 to February 1, 1997, Stephens served as the Funds' sole Administrator and was entitled to receive a fee, payable monthly, at the annual rate of 0.05% of each Fund's average daily net assets. The following table reflects administration fees paid by the Funds to Stephens for the period begun September 6, 1996 and ended September 30, 1996. The table also reflects the net administration fees paid to the respective former Administrators of the predecessor portfolios for periods prior to September 6, 1996.

                                Year Ended                     Year Ended                       Year Ended
                                9/30/96*                         9/30/95                          9/30/94
                                --------                         -------                          -------

                                   Fees                  Fees              Fees            Fees           Fees
     Fund                          Paid                  Paid             Waived           Paid          Waived
     ----                          ----                  ----             ------           ----          ------
Balanced                        $   130,709            $193,283           $19,328        $227,896       $22,808
Equity Value                    $   240,273            $330,957           $33,096        $317,992       $31,972

____________________
* The amounts for the year ended September 30, 1996 reflect fees after waivers.

     Diversified Equity Income, Growth and Small Cap Funds.  For the periods
     -----------------------------------------------------
indicated below, the Funds paid the following dollar amounts of administration fees to Stephens who, as sole Administrator during these periods, was entitled to receive a fee, payable monthly, at the annual rate of 0.03% of the Diversified Equity Income Fund's average daily net assets and 0.05% of the Growth and Small Cap Funds' average daily net assets:

                                         Nine-Month
                                        Period Ended             Year Ended              Year Ended
   Fund                                   9/30/96                 12/31/95                12/31/94
   ----                                   -------                 --------                --------
Diversified Equity Income                $ 24,902                 $ 18,751                $ 11,522
Growth                                   $ 51,193                 $ 45,249                $ 35,279
Small Cap*                               $   492*                    N/A                     N/A

____________________
* The fees are for the period begun September 16, 1996 and ended September 30, 1996.

     Strategic Growth Fund.  Prior to February 1, 1997, Stephens served as sole
     ---------------------
Administrator to the predecessor portfolio. Stephens was entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the predecessor portfolio's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million.

     For the periods indicated below, the predecessor portfolio paid the following dollar amounts of administration fees to Stephens:


                   Year Ended                                   Year Ended
                    12/31/95                                     12/31/94
                    --------                                     --------
                    $91,128                                       $62,623



     DISTRIBUTOR.   Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Funds. Each Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").

     Under the Plans and pursuant to the related Distribution Agreement, the indicated Funds pay Stephens the amounts listed below as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fees are expressed as a percentage of the average daily net assets attributable to each Class.


                     Fund                                   Fee
                     ----                                   ---
               Balanced                                    0.10%
                  Class A                                  0.75%
                  Class B
               Diversified Equity Income                   0.70%
                  Class B
               Equity Value                                0.10%
                  Class A                                  0.75%
                  Class B                                  0.75%
                  Class C
               Growth                                      0.70%
                  Class B                                  0.75%
                  Class C
               Small Cap                                   0.10%
                  Class A                                  0.75%
                  Class B                                  0.75%
                  Class C
               Strategic Growth                            0.10%
                  Class A                                  0.75%
                  Class B                                  0.75%
                  Class C

     The actual fee payable to the Distributor by the above-indicated Funds and Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Under the Plans in effect for the Class A shares of the Diversified Equity Income and Growth Funds, each Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering those prospectuses and promotional materials to prospective shareholders by paying on an annual basis up to 0.05% of the respective Fund's average daily net assets attributable to Class A shares. The Plans for the Class A shares of these Funds provide only for reimbursement of actual expenses.

     For the six-month period ended March 31, 1997, the Fund's Distributor received the following fees for distribution-related services, as set forth below, under each Fund's Plan (Class C shares of the Equity Value, Growth and Small Cap Funds were not offered during this period):

                                                           Printing &
                                                           Mailing             Marketing        Compensation to
                Fund                       Total           Prospectus          Brochures          Underwriters
                ----                       -----           ----------          ---------          ------------
  Balanced
     Class A                                  $  5,405            $ 4,524            $   881           N/A
     Class B                                  $    229              N/A                N/A           $    229

  Diversified Equity Income
     Class A                                  $ 31,861            $25,347            $ 6,514           N/A
     Class B                                  $ 90,397              N/A                N/A           $ 90,397

  Equity Value
     Class A                                  $  4,136            $ 3,602            $   534           N/A
     Class B                                  $  2,211              N/A                N/A           $  2,211

  Growth
     Class A                                  $ 47,261            $29,481            $17,780           N/A
     Class B                                  $ 63,767              N/A                N/A           $ 63,767

  Small Cap
     Class A                                  $  2,429            $ 2,394            $    34           N/A
     Class B                                  $  3,285              N/A                N/A           $  3,285

  Strategic Growth*
     Class A                                  $219,637              N/A                N/A           $219,637
     Class C                                  $332,019              N/A                N/A           $332,019

__________________
* Indicates fees paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Balanced and Equity Value Funds.  For the year ended September 30, 1996,
     -------------------------------
the Balanced Fund paid $82,632 and the Equity Value Fund paid $58,241 to the Distributor in distribution-related fees for expense reimbursement under each Fund's Plan for Class A shares.

     For the period begun September 6, 1996 and ended September 30, 1996, the Distributor received no compensation from the Balanced and Equity Value Funds, under each such Fund's Plan for Class B shares. Prior to September 6, 1996, PFD, a subsidiary of Furman Selz, served as principal underwriter for the shares of the predecessor portfolios. The figures above reflect amounts paid to PFD through September 5, 1996 and amounts paid to Stephens for the period begun September 6, 1996 and ended September 30, 1996.

     Under a distribution plan adopted for the Pacifica Balanced and Equity Value Funds, Pacifica, on behalf of the Funds, paid directly or reimbursed PFD monthly for costs and expenses of marketing their shares.

     Diversified Equity Income, Growth and Small Cap Funds.  For the period
     -----------------------------------------------------
ended September 30, 1996, the Distributor received the following amounts of distribution-related fees for the specified purposes set forth below under each Plan.

                                                           Printing &
                                                            Mailing           Marketing          Compensation to
               Fund                        Total           Prospectus         Brochures           Underwriters
               ----                        -----           ----------         ---------           ------------
Diversified Equity Income/1/
   Class A                                $     0            $     0            $     0               N/A
   Class B                                $49,796              N/A                N/A                $49,796

Growth Fund/1/
   Class A                                $35,064            $ 1,266            $33,798               N/A
   Class B                                $43,495              N/A                N/A                $43,495

Small Cap/2/
   Class A                                $     2            $     0            $     2               N/A
   Class B                                $     0              N/A                N/A                $     0

____________________
/1/ Indicated amounts reflect fees paid for the nine-month period begun January 1, 1996 and ended September 30, 1996.
/2/ Indicated amounts reflect fees paid for the period begun September 16, 1996 and ended September 30, 1996.

     For the period ended September 30, 1996, WFSI and its registered representatives received no compensation under each Plan.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Non-Interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT.  The Balanced, Equity Value, Small Cap and
     ---------------------------
Strategic Growth Funds have approved Servicing Plans and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank, for both Class A and Class B shares. The Diversified Equity Income and Growth Funds have entered into Shareholder Servicing Agreements for both Class A and Class B shares and have approved Servicing Plans for their Class B shares. The Small Cap and Strategic Growth Funds also have adopted Servicing Plans and have entered into related Shareholder Servicing Agreements for their Class C shares. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, a Servicing Agent is entitled to a fee from the applicable Fund, on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plans and Agreements are shown below. The Servicing Plans and related Shareholder Servicing Agreements were approved by the Company's Board of Directors and provide that a Fund shall not be obligated to make any payments under such Plans or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

                 Fund                                        Fee
                 ----                                        ---
             Balanced
                Class A                                     0.25%
                Class B                                     0.25%

             Diversified Equity Income
                Class A                                     0.30%
                Class B                                     0.30%

             Equity Value
                Class A                                     0.25%
                Class B                                     0.25%
                Class C                                     0.25%

          Fund                          Fee
          ----                          ---
       Growth
          Class A                       0.30%
          Class B                       0.30%
          Class C                       0.25%

       Small Cap
          Class A                       0.25%
          Class B                       0.25%
          Class C                       0.25%

       Strategic Growth
          Class A                       0.25%
          Class B                       0.25%
          Class C                       0.25%

     For the period indicated below, the dollar amounts of shareholder servicing fees paid, after waivers, by the Funds to Wells Fargo Bank or its affiliates were as follows (CLASS C SHARES WERE NOT OFFERED BY THE EQUITY VALUE, GROWTH AND SMALL CAP FUNDS DURING THIS PERIOD):

                                                  Six-Month
                                                 Period Ended
          Fund                                     3/31/97
          ----                                     --------
     Balanced
        Class A                                    $ 41,580
        Class B                                    $     79

     Diversified Equity Income
        Class A                                    $227,203
        Class B                                    $ 38,878

     Equity Value
        Class A                                    $ 24,608
        Class B                                    $    736

     Growth
        Class A                                    $426,074
        Class B                                    $ 27,329

                                                  Six-Month
                                                Period Ended
          Fund                                     3/31/97
          ----                                     -------
     Small Cap
        Class A                                   $      0
        Class B                                   $      0

     Strategic Growth*
        Class C                                   $110,673


__________________


* Indicates fees paid by the Overland predecessor portfolio on behalf of Class D shares for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.


     Balanced and Equity Value Funds.  For the period begun October 1, 1995 and
     -------------------------------
ended September 5, 1996, and under similar service agreements for the Pacifica Balanced and Equity Value Funds, payments were made to First Intestate Bancorp. For the period begun September 6, 1996 and ended September 30, 1996, shareholder servicing fees, after waivers and reimbursements, were paid to Wells Fargo Bank or its affiliates. The indicated classes of each Fund paid the following dollar amounts in shareholder servicing fees for the year ended September 30, 1996:


                                                                        Year Ended
          Fund                                                            9/30/96
          ----                                                            -------
     Balanced
        Class A                                                          $ 76,743
        Class B                                                             N/A

     Equity Value
        Class A                                                          $ 36,350



     Diversified Equity Income and Growth Funds.  The dollar amount of
     ------------------------------------------
shareholder servicing fees paid by the Diversified Equity Income and Growth Funds to Wells Fargo Bank or its affiliates for the period ended September 30, 1996 were as follows:


                                                       Nine-Month
                                                      Period Ended
               Fund                                      9/30/96
               ----                                      -------
             Diversified Equity Income                  $249,015
             Growth                                     $457,088



     Small Cap Fund.  The Class A and B shares of the Small Cap Fund did not pay
     --------------
any shareholder servicing fees to Wells Fargo Bank or its affiliates for the period begun September 16, 1996 and ended September 30, 1996.

     General.  Each Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds ("Non-Interested Directors"). Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.


     Each Servicing Plan requires that the Administrator of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


     CUSTODIAN.  Wells Fargo Bank acts as Custodian for each Fund.  The
     ---------
Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%,
payable monthly, plus specified transaction charges.   Wells Fargo Bank also
provides portfolio accounting services under the Custody Agreement as follows:
a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of each Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in custody fees, after waivers, to Wells Fargo Bank:

     Fund                                             Custody Fees
     ----                                             ------------
     Balanced                                            $     0
     Diversified Equity Income                           $     0
     Equity Value                                        $     0
     Growth                                              $28,876
     Small Cap                                           $     0
     Strategic Growth*                                   $32,162

___________________
* Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Balanced and Equity Value Funds.  FICAL, located at 707 Wilshire Blvd., Los
     -------------------------------
Angeles, California 90017, acted as Custodian to the Pacifica Balanced and Equity Value Funds. FICAL was entitled to receive a fee from Pacifica, computed daily and payable monthly, at the annual rate of 0.021% of the first $5 billion in aggregate average daily net assets of the Funds; 0.0175% of the next $5 billion in aggregate average daily net assets of the Funds; and 0.015% of the aggregate average daily net assets of the Funds in excess of $10 billion.

     For the period begun October 1, 1995 and ended September 5, 1996, the custody fees paid to FICAL, and for the period begun September 6, 1996 and ended September 30, 1996, the custody fees paid to Wells Fargo Bank were as follows:

                                                       Year Ended
     Fund                                                9/30/96
     ----                                                -------
  Balanced                                              $      0
  Equity Value                                          $ 40,035

     Diversified Equity Income, Growth and Small Cap Funds.  For the period
     -----------------------------------------------------
indicated below, the Diversified Equity Income, Growth and Small Cap Funds paid the following dollar amounts in custody fees, without regard to Class, after waivers, to Wells Fargo Bank:

                                                         Nine-Month
                                                        Period Ended
     Fund                                                  9/30/96
     ----                                                  -------
   Diversified Equity Income                              $      0
   Growth                                                 $ 17,963
   Small Cap*                                             $      0

_______________
* Indicated amount reflects fees paid for the period begun September 16, 1996 and ended September 30, 1996.

     For the six-month period ended march 31, 1997 and the nine-month period ended September 30, 1996, the Funds did not pay any fund accounting fees.


     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Funds. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets attributable to each Fund's Class A, Class B and, where applicable, Class C shares.

     For the six-month period ended March 31, 1997, the Funds paid the following dollar amounts in transfer and dividend disbursing agency fees, without regard to class and after waivers, to Wells Fargo Bank:

     Fund                                         Transfer Agency Fees
     ----                                         --------------------
   Balanced                                            $      0
   Diversified Equity Income                           $ 82,838
   Equity Value                                        $ 77,309
   Growth                                              $175,860
   Small Cap                                           $      0
   Strategic Growth*                                   $166,001

   __________________
   * Indicates fees paid by the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

     Balanced and Equity Value Funds.  Under the prior transfer agency agreement
     -------------------------------
for the Balanced and Equity Value Funds, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the average daily net assets of each Class of the Funds, as well as reimbursement for all reasonable out-of-pocket expenses. Furman Selz acted as Transfer Agent for the Pacifica predecessor portfolios. Pacifica compensated Furman Selz for providing personnel and facilities to perform transfer agency related services for Pacifica at a rate intended to represent the cost of providing such services.

     Diversified Equity Income Fund.  Under the prior transfer agency agreement
     ------------------------------
for the Diversified Equity Income Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the nine-month period ended September 30, 1996, the Diversified Equity Income Fund paid $27,158, after waivers, in transfer and dividend disbursing agency fees to Wells Fargo Bank or its affiliates.

     Growth Fund.  Under the prior transfer agency agreement for the Growth
     -----------
Fund, Wells Fargo Bank was entitled to receive a per account fee plus transaction fees and out-of-pocket related costs with a minimum of $3,000 per month, unless net assets of the Fund were under $20 million. For as long as the Fund's assets remained under $20 million, the Fund was not charged any transfer agency fees.

     For the nine-month period ended September 30, 1996, the Growth Fund paid $217,737, without regard to class and after waivers, in transfer and dividend disbursing agency fees to Wells Fargo Bank.

     Small Cap Fund.  Under the prior transfer agency agreement for the Small
     --------------
Cap Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets of each class of the Fund, as well as reimbursement for all reasonable out-of-pocket expenses.

     For the period begun September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid to Wells Fargo Bank $617, without regard to Class and after waivers, in transfer and dividend disbursing agency fees.

     Strategic Growth Fund.  Under the prior transfer agency agreement for the
     ---------------------
Strategic Growth Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for reasonable out-of-pocket expenses.

     UNDERWRITING COMMISSIONS.  For the six-month period ended March 31, 1997,
     ------------------------
the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243 and Stephens retained 241,806 of such commissions. WFSI and its registered representatives received $1,719,000 and $335,437, respectively, of such commissions.

     For the nine-month period ended September 30, 1996, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was

$2,917,738. Stephens retained $198,664 of such commissions. WFSI and its registered representatives retained $2,583,027 and $136,047, respectively, of such commissions.

     For the year ended December 31, 1995, the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,251,333. Stephens retained $162,660 of such commissions. WFSI and its registered representatives received $399,809 of such commissions.

     For the period begun October 1, 1995 and ended September 5, 1996 with respect to the predecessor funds, the aggregate amount of underwriting commissions on sales/redemptions of Pacifica's shares was $150,771. Pacifica Funds Distributor Inc. ("PFD"), retained $18,139 and its registered representatives retained $132,632 of such commissions.

     For the year ended December 31, 1994, Stephens retained $5,415,227, in underwriting commissions (front-end sales loads and CDSCs, if any) in connection with the purchase or redemption of the Company's shares. For the year ended December 31, 1994, Wells Fargo Securities Inc. ("WFSI"), an affiliated broker-dealer of the Company, and its registered representatives received $904,274 in underwriting commissions in connection with the purchase or redemption of the Company's shares.

                           PERFORMANCE CALCULATIONS

     The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The yield of a Fund and the yield of a Class of shares in a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     AVERAGE ANNUAL TOTAL RETURN:  The Funds may advertise certain total return
     ---------------------------
information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV. In addition, as indicated in each Prospectus, each Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds.

     Performance shown or advertised for the Class A shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Balanced Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Balanced Fund. Performance shown or advertised for the Class B shares of the Stagecoach Balanced Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class B shares of the Stagecoach Diversified Equity Income Fund for periods prior to January 1, 1995 reflects performance of the Class A shares of such Fund, with expenses of the Class A shares adjusted to reflect Class B sales charges and expenses.

     Performance shown or advertised for the Class A shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the Pacifica Equity Value Fund, a predecessor portfolio with the same investment objective and policies as the Stagecoach Equity Value Fund. Performance shown or advertised for the Class B shares of the Stagecoach Equity Value Fund for periods prior to September 6, 1996 reflects performance of the Investor shares of the predecessor portfolio, with expenses of the Investor shares adjusted to reflect Class B sales charges and expenses. Class C shares of the Equity Value Fund were not offered prior to the date of this SAI.

     Performance shown or advertised for the Class A shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the Select Stock Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Stagecoach Growth Fund. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for the periods January 1, 1992 to January 1, 1995 reflects performance of the Class A shares of such Fund, with expenses of the Class A shares adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for the Class B shares of the Stagecoach Growth Fund for periods prior to January 1, 1992, reflects performance of the shares of the predecessor portfolio, with expenses adjusted to reflect Class B sales charges and expenses. Class C shares of the Growth Fund were not offered prior to the date of this SAI.

     Performance shown or advertised for the Class A shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the Small Capitalization Growth Fund for BRP Employment Retirement Plans (an unregistered bank collective investment fund), a predecessor portfolio with the same investment objective and policies as the Stagecoach Small Cap Fund. Performance shown or advertised for the Class B shares of the Stagecoach Small Cap Fund for periods prior to September 16, 1996, reflects performance of the shares of the predecessor portfolio, with expenses adjusted to reflect Class B sales charges and expenses. Performance shown or advertised for the Class C shares of the Stagecoach Small Cap Fund reflects the performance of the Class B shares which, as discussed above, reflects performance of the shares of the predecessor portfolio for periods prior to September 16, 1996, adjusted for Class B sales charges and expenses.


     Performance shown or advertised for the Class A shares of the Stagecoach Strategic Growth Fund, reflects performance of the Class A shares of the Overland Strategic Growth Fund (the accounting survivor of a merger of the Funds on December 12, 1997). Performance shown or advertised for the Class C shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class C share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class C shares. Performance shown or advertised for the Class B shares of the Stagecoach Fund reflects performance of the Class D shares of the Overland Fund; for periods prior to July 1, 1993, Class B share performance of the Stagecoach Fund reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B shares.

                Average Annual Total Return for the Applicable
                      Period Ended September 30, 1997/1/
                ----------------------------------------------


                                                                   Five        Three        One
                                                  Inception        Year         Year        Year
                                                  ---------        ----         ----        ----
     Balanced
       Class A                                      11.76%           12.35%      13.42%      18.79%
       Class B                                      11.82%           12.54%      13.96%      19.57%

     Diversified Equity Income
       Class A                                      16.15%           N/A         20.24%      22.31%
       Class B                                      16.37%           N/A         21.05%      23.26%

     Equity Value
       Class A                                      15.82%           20.31%      22.28%      36.62%
       Class B                                      15.91%           20.63%      23.06%      38.40%

     Growth
       Class A                                      15.57%           15.85%      21.29%      23.57%
       Class B                                      15.74%           16.22%      22.13%      24.41%

     Small Cap
       Class A                                      38.80%           N/A         N/A         18.74%
       Class B                                      39.99%           N/A         N/A         19.53%
       Class C                                      40.53%           N/A         N/A         23.53%

     Strategic Growth
       Class A                                         22.90%       N/A          24.69%      12.79%
       Class B                                         22.64%       N/A          25.06%      12.21%
       Class C                                         22.83%       N/A          25.69%      16.21%

_______________

/1/ Return calculations reflect the inclusion of sales charges, as described in the Funds' Prospectus.

     CUMULATIVE TOTAL RETURN:  In addition to the above performance information,
     -----------------------
each Fund may also advertise the cumulative total return of the Fund.
Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

 Cumulative Total Return for the Applicable Period Ended September 30, 1997/1/
 --------------------------------------------------------------------------

                                                                     Five        Three
                                                  Inception          Year         Year
                                                  ---------          ----         ----
     Balanced
       Class A                                     123.89%           78.88%      45.89%
       Class B                                     124.85%           80.50%      48.01%

     Diversified Equity Income
       Class A                                     107.48%            N/A        73.85%
       Class B                                     110.74%            N/A        77.36%

     Equity Value
       Class A                                     190.01%          152.03%      82.85%
       Class B                                     191.59%          155.48%      86.36%

     Growth
       Class A                                     182.18%          108.71%      78.43%
       Class B                                     185.10%          112.02%      82.18%

     Small Cap
       Class A                                     160.21%            N/A         N/A
       Class B                                     166.77%            N/A         N/A
       Class C                                     169.77%            N/A        23.53%

     Strategic Growth
       Class A                                     163.98%            N/A        93.87%
       Class B                                     163.62%            N/A        95.58%
       Class C                                     165.62%            N/A        98.58%

_______________

/1/  Return calculations reflect the inclusion of sales charges.

     From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Company may quote the performance or price-earning ratio of a Fund or Class in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds or a Class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Funds' comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a Class with that of competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds.
These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management (formerly "Wells Fargo Investment Management"), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a fund's investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of December 31, 1997, Wells Fargo Bank and its affiliates provided investment Advisory services for approximately $62 billion of assets of individual, trusts, estates and institutions and $23 billion of mutual fund assets.

     The Company also may discuss in advertising and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Funds may be made via a "sweep" arrangement, including, without limitation, the Managed Sweep Account, Money Market Checking Account, California Tax-Free Money Market Checking Account, Money Market Access Account and California Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Funds through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any ATM or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.

     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds' shares.

     Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in

60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of a Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Company's Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that a Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and
(iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of a Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor of each of the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Balanced, Diversified Equity Income and Equity Value Funds.  Purchases and
     ----------------------------------------------------------
sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price.

Each Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     Brokerage Commissions.  For the six-month period ended March 31, 1997, the
     ---------------------
Funds paid brokerage commissions as follows:

               Fund                           Commissions
               ----                           -----------
               Balanced                        $ 91,032
               Diversified Equity Income       $329,703
               Equity Value                    $282,027
               Growth                          $466,282
               Small Cap                       $ 34,324
               Strategic Growth/*/             $ 27,405

_________________
/*/ Indicates fees paid by, or on behalf of, the Overland predecessor portfolio for the year ended December 31, 1996, the predecessor portfolio's most recently completed fiscal year.

          The predecessor portfolio to the Strategic Growth Fund paid brokerage commissions as indicated below for the years ended December 31, 1995 and 1994. The Diversified Equity Income and Growth Funds paid the following brokerage commissions for the nine-month period ended September 30, 1996 and the years ended December 31, 1995 and 1994:

                             Nine-Month
                            Period Ended         Year Ended      Year Ended
          Fund                9/30/96             12/31/95        12/31/94
          ----              -------------        ----------      ----------
Strategic Growth                 N/A              $ 190,359       $ 171,356
Diversified Equity Income    $267,469             $ 193,078       $ 134,777
Growth                       $531,052             $ 607,442       $ 407,643

     During the years ended September 30, 1996, 1995 and September 30, 1994, the Equity Value and Balanced Funds paid the following amounts in brokerage commissions:


                Year Ended   Year Ended  Year Ended
Fund              9/30/96      9/30/95     9/30/94
----            ----------   ----------  ----------
Equity Value      $575,504    $619,124    $247,218
Balanced          $254,191    $197,751    $104,835

     During the time periods stated above, no brokerage commissions were paid by the Funds to an affiliated broker.

     For the period beginning September 16, 1996 and ended September 30, 1996, the Small Cap Fund paid $1,856 for brokerage commissions.

     Securities of Regular Brokers or Dealers.  As of March 31, 1997, each Fund
     ----------------------------------------
owned securities of its "regular brokers or dealers" or their parents as defined in the Investment Company Act of 1940 as follows:

Fund                             Broker/Dealer                       Amount
----                             -------------                       ------
Balanced                          Goldman Sachs & Co.                 $  887,000
                                  J.P. Morgan                         $1,127,000

Diversified Equity Income         Goldman Sachs & Co.                 $4,715,000
                                  J.P. Morgan                         $3,638,000

Equity Value                      Goldman Sachs & Co.                 $9,087,000

Growth                            Goldman Sachs & Co.                 $3,206,000
                                  J.P. Morgan                         $7,792,000

Small Cap                         None                                None

Strategic Growth                  None                                None


     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of a Funds, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify each Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Foreign Taxes.  Income and dividends received by a Fund from sources within
     -------------
foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Funds do not expect to be eligible to make such an election.

     Capital Gain Distributions.  Distributions which are designated by a Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Funds. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The foregoing loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Corporate Shareholders.  Corporate shareholders of the Funds may be
     ----------------------
eligible for the dividends-received deduction on dividends distributed out of a Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A Fund's distribution attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if
(i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to the dividends.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Funds (described below) are generally not subject to backup withholding.

     Foreign Shareholders.  Under the Code, distributions of net investment
     --------------------
income by a Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Funds are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

     The Funds are six of the funds of the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty other funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Funds' fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it only affects one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Series.

     As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a Class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company. The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in a Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the

Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.


     Set forth below as of January 2, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 2, 1998


                          NAME AND                       CLASS; TYPE           PERCENTAGE         PERCENTAGE
     FUND                 ADDRESS                        OF OWNERSHIP          OF CLASS            OF FUND
     ----                 --------                       -----------           ----------         ----------
BALANCED FUND             Wells Fargo Bank, TTEE         Institutional Class     40.95%            23.45%
                          Choicemaster                   Record Holder
                          Attn: Mutual Funds A88-4
                          P.O.Box 9800
                          Calabasas, CA 91372

                          Hep. & Co.                     Institutional Class     44.99%            25.77%
                          Attn: MF Dept. A88-4           Record Holder
                          P.O. Box 9800 MAC 9139-027
                          Calabasas, CA  91302


EQUITY VALUE              Wells Fargo Bank               Class A                 17.41%             N/A
FUND                      P.O. Box 63015                 Beneficially Owned
                          San Francisco, CA 94163

                          Wells Fargo Bank, TTEE         Institutional Class     18.01%            12.39%
                          Choicemaster                   Record Holder
                          Attn: Mutual Funds A88-4
                          P.O. Box 9800
                          Calabasas, CA 91372

                          Dim & Co.                      Institutional Class     40.71%            28.01%
                          Attn: MF Dept. A88-4           Record Holder
                          P.O. Box 9800
                          Calabasas, CA 91372

                          Virg & Co                      Institutional Class     10.18%                7%
                          Attn: MF Dept A88-4            Record Holder
                          P.O. Box 9800
                          Calabasas, CA 91372

                          Hep & Co                       Institutional Class     26.16%               18%
                          Attn: MF Dept. A88-4           Record Holder
                          P.O. Box 9800 MAC 9139-027
                          Calabasas, CA 91302

DIVERSIFIED EQUITY        Wells Fargo Bank               Class A                 29.04%            22.07%
INCOME FUND               P.O. Box 63015                 Beneficially Owned
                          San Francisco, CA  94163

GROWTH FUND               Wells Fargo Bank               Class A                 49.18%            39.78%
                          P.O. Box 63015                 Beneficially Owned
                          San Francisco, CA  94163

SMALL CAP                 Wells Fargo Bank               Class A                 32.08%             5.16%
                          P.O. Box 63015                 Beneficially Owned
                          San Francisco, CA  94163

                          State Street Bank and Trust    Class A                 12.28%             N/A
                          as Trustee for Various Plans   Beneficially Owned
                          2 Heritage Drive
                          Quincy, MA 02171

                          Merill Lynch Pierce Fenner     Class A                  7.67%             N/A
                          & Smith, Inc. for the Sole     Beneficially Owned
                          Benefit of its Customers
                          4800 Deer Lake Drive East
                          Jacksonville, FL 32246

                          Merill Lynch Pierce Fenner     Class C                 27.51%             N/A
                          & Smith, Inc. for the Sole     Beneficially Owned
                          Benefit of its Customers
                          4800 Deer Lake Drive East
                          Jacksonville, FL 32246

                          Paine Webber for the Benefit   Class C                 10.42%             N/A
                          of Joseph P. Kiernan           Beneficially Owned
                          115 Henley Way
                          Avon, CT 06001

                          Wells Fargo Bank               Institutional Class     81.02%            55.45%
                          420 Montgomery Street          Record Holder
                          San Francisco, CA 94104

STRATEGIC                 Wells Fargo Bank               Class A                 15.61%            11.46%
GROWTH                    P.O. Box 63015                 Beneficially Owned
FUND                      San Francisco, CA 94163

                          Merill Lynch Pierce Fenner &   Class A                  9.73%             7.14%
                          Smith, Inc. Record Holder      Beneficially Owned
                          for Sole Benefit of its
                          Customers
                          4800 Deer Lake Drive East
                          Jacksonville, FL 32246

                          Merill Lynch Pierce Fenner &   Class C                 35.23%             5.99%
                          Smith, Inc. Record Holder      Beneficially Owned
                          for Sole Benefit of its
                          Customers
                          4800 Deer Lake Drive East
                          Jacksonville, FL 32246

                          J.C. Bradford & Co. Cust FBO   Class C                  9.70%             N/A
                          330 Commerce Street            Beneficially Owned
                          Nashville, TN 37201

                      NAME AND                   CLASS TYPE                PERCENTAGE      PERCENTAGE
FUND                  ADDRESS                    OF OWNERSHIP               OF CLASS        OF FUND
----                  --------                   ------------              ----------      ----------

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION

     The portfolio of investments and unaudited financial statements for the Balanced, Diversified Equity Income, Equity Value, Growth and Small Cap Funds for the six-month period ended September 30, 1997 are hereby incorporated by reference to the Company's Semi-Annual Reports as filed with the SEC on December 5, 1997.

     The portfolio of investments and unaudited financial statements for the Overland Strategic Growth Fund, the predecessor portfolio to the Company's Strategic Growth Fund, for the six-month period ended June 30, 1997 are hereby incorporated by reference to the Overland Semi-Annual Reports as filed with the SEC on September 3, 1997.

     The portfolio of investments, audited financial statements and independent auditors' reports for the Balanced, Diversified Equity Income, Equity Value, Growth and Small Cap Funds for the year ended March, 31, 1997 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on June 4, 1997.

    The portfolio of investments, audited financial statements and independent auditors' reports for the Overland Strategic Growth Fund, the predecessor portfolio to the Company's Strategic Growth Fund for the year ended December 31, 1996 are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     The Company's Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's:  The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P:  The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's:  The highest rating for corporate commercial paper is "P-1"
     -------
(Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P:  The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION


                             Dated March 30, 1998

                           INTERNATIONAL EQUITY FUND

               CLASS A, CLASS B, CLASS C AND INSTITUTIONAL CLASS

    Stagecoach Funds, Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about a fund in the Stagecoach Family of Funds (the "Fund") -- the INTERNATIONAL EQUITY FUND. This SAI relates to the Fund's Class A, Class B, Class C and Institutional Class shares.


    This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated March 30, 1998. All terms used in this SAI that are defined in the Fund's Prospectus have the meaning assigned in such Prospectus.
A copy of the Prospectus may be obtained without charge by writing to Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at 1-800-222-8222.

                               TABLE OF CONTENTS

                                                  Page
                                                  ----
Historical Fund Information.....................     1
Investment Restrictions.........................     1
Additional Permitted Investment Activities......     2
Risk Factors....................................    15
Management......................................    17
Performance Calculations........................    23
Determination of Net Asset Value................    27
Additional Purchase and Redemption Information..    28
Portfolio Transactions..........................    29
Fund Expenses...................................    30
Federal Income Taxes............................    31
Capital Stock...................................    37
Other...........................................    38
Independent Auditors............................    38
Financial Information...........................    38
Appendix........................................   A-1

                          HISTORICAL FUND INFORMATION

   The International Equity Fund commenced operations on September 24, 1997.


                            INVESTMENT RESTRICTIONS

    Fundamental Investment Policies
    -------------------------------

    The Fund has adopted the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund.

The Fund may not:

    (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

    (2)   issue senior securities, except as permitted by applicable law;

    (3) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations; nor

    (4)   borrow money, except as permitted by applicable law.

    (5) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

    (6) underwrite securities of other issuers, except to the extent that the purchase of securities directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

    (7)   make investments for the purpose of exercising control or management;

    (8)   make loans, except as permitted by applicable law;

    (9) purchase or sell commodities or commodities contracts, except that the Fund may, on such conditions as may be set forth in the Fund's Prospectus and this Statement of Additional

Information, purchase, sell or enter into futures contracts, foreign currency forward contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws; nor

    Non-Fundamental Investment Policies
    -----------------------------------

    The Fund has adopted the following non-fundamental policies which may be changed by a majority vote of the Board of Directors of the Company at any time and without shareholder approval.

    (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company, and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

    (2) The Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

    (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

    The Fund does not invest in the following types of derivatives that generally are considered to be potentially volatile: capped floaters, leveraged floaters, range floaters, dual index floaters or inverse floaters.
Additionally, the Fund will not invest in securities whose interest rate reset provisions materially lag short-term interest rates, such as Cost of Funds Index Floaters or other derivative instruments the Fund considers to have the potential for excessive volatility.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

    Set forth below are descriptions of certain investments and additional investment policies for the Fund.

    Emerging Markets
    ----------------

    The Fund may invest up to 25% of its assets in equity securities of companies in "emerging markets." Emerging markets are those financial markets associated with emerging market countries as considered by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), the International Finance Corporation, and the international financial community. Wells Fargo Bank may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

    There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

    Foreign Obligations and Securities
    ----------------------------------

    The foreign securities in which the Fund may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars.

    The Fund also may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

    In addition, for temporary defensive purposes, the Fund may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

    Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

    From time to time, investments in other investment companies may be the most effective available means by which the Fund may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the Fund would continue to pay its own management fees and other expenses. The Fund may invest in these investment funds and in registered investment companies subject to the provisions of the Investment Company Act of 1940 ("1940 Act"). Such investment funds or investment companies may be "passive foreign investment companies" (as described in "Taxes" below) and may result in special federal income tax consequences.

    Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

    Foreign Currency Transactions
    -----------------------------

    The Fund's investments in foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies, the Fund may engage in foreign currency transactions on a spot (i.e., cash) basis and may purchase or sell forward foreign currency exchange contracts ("forward contracts"). The Fund may also purchase and sell foreign currency futures contracts (see "Purchase and Sale of Currency Futures Contracts"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

    Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and is traded at a net price without commission. The Fund will direct its custodian, to the extent required by applicable regulations, to segregate high grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when Wells Fargo Bank believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when Wells Fargo Bank believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

    The Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Wells Fargo Bank believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

    Foreign currency hedging transactions are an attempt to protect the Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

    The Fund's custodian will, to the extent required by applicable regulations, segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts.

    The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Wells Fargo Bank considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

    Foreign Currency Futures Contracts
    ----------------------------------

    In General. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

    While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

    Purchase and Sale of Currency Futures Contracts. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

    A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

    In connection with transactions in foreign currency futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

    Risk Factors Associated with Futures Transactions. The effective use of futures strategies depends on, among other things, the Fund's ability to terminate futures positions at times when Wells Fargo Bank deems it desirable to do so. Although the Fund will not enter into a futures position unless Wells Fargo Bank believes that a liquid secondary market exists for such future, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

    Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

    The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of Wells Fargo Bank to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

    In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the Fund's futures transactions.

    Risk of Imperfect Correlation. The Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

    Under certain extreme market conditions, it is possible that the Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

    The Fund will purchase or sell futures contracts only if, in Wells Fargo Bank's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that Wells Fargo Bank's judgment will be accurate.

    Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities, or the relevant portion thereof.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Trading and Position Limits. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Wells Fargo Bank does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's investments.

    Regulations on the Use of Futures Contracts. Regulations of the CFTC require that the Fund enter into transactions in futures contracts for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by the Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, the Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

    When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

    The Fund's ability to engage in the hedging transactions described herein may be limited by the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.

    Wells Fargo Bank uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives.

    Forward Commitments, When-Issued Purchases and Delayed-Delivery
    ---------------------------------------------------------------
    Transactions
    ------------

    The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment normally take place on such transactions within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the advisor. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience price fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

    The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

    Foreign Fixed Income Securities
    -------------------------------

    The Fund may invest in foreign fixed income securities, including:

    Foreign Private Debt. The Fund may invest in fixed income securities of private issuers, provided that they are rated, at the time of investment, within the top four rating categories by an NRSRO or determined to be of equivalent quality by Wells Fargo Bank. Fixed income securities in which the Fund may invest include, without limitation, corporate bonds, notes, debentures and other similar corporate debt securities, including convertible securities. In addition, such securities may or may not have warrants attached. For a discussion of the risks associated with investing in foreign securities, see "Risk Factors" in the Prospectus.

    Foreign Sovereign Debt. The Fund may invest in debt securities or obligations of foreign governments and their political subdivisions or agencies ("Sovereign Debt") provided that they are rated, at the time of investment, within the top four rating categories by an NRSRO or determined to be of equivalent quality by Wells Fargo Bank. Investments in Sovereign Debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

    Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

    A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

    The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Wells Fargo Bank manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

    Brady Bonds. The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

    U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

    Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

    Hedging and Related Strategies
    ------------------------------

    The Fund may attempt to protect the U.S. dollar equivalent value of one or more of its investments (hedge) by purchasing and selling foreign currency futures contracts and by purchasing and selling currencies on a spot (i.e., cash) or forward basis. Foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

    The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, the Fund may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Wells Fargo Bank anticipates there will be a correlation between the two and may use forward currency contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

    Wells Fargo Bank might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Wells Fargo incorrectly forecasts exchange rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position.

    New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

    Money Market Instruments
    ------------------------

    The Fund may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investor Service, Inc. ("Moody's") or "A-1" or "A-1+" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment Advisor; and (iv) repurchase agreements. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

    Other Investment Companies
    --------------------------

    The Fund may invest in shares of other open-end, management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act. Such investments also include the securities of investment companies that are designed to replicate the composition and performance of a particular index.
For example, World Equity Benchmark Shares (commonly known as "WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

    Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

    Repurchase Agreements. The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

    The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and that are not affiliated with the investment Advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

    Privately Issued Securities
    ---------------------------

    The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A Securities that are determined by the investment Advisor to be "illiquid" are subject to each Fund's policy of not investing more than 15% of its net assets in illiquid securities.

    The Company's investment Advisor, pursuant to guidelines established by the Board of Directors of the Company will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security;
(2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Fund does not intend to invest more than 15% of its net assets in privately issued securities or Rule 144A Securities that may be considered illiquid during the coming year.

    Unrated and Downgraded Investments
    ----------------------------------

    The Fund may purchase instruments that are not rated by a nationally recognized statistical rating organization ("NRSRO") if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by an NRSRO, such as Moody's or S&P, change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

    U.S. Government Obligations
    ---------------------------

    The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

    Warrants
    --------

    The Fund may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

                                 RISK FACTORS

    Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in the Fund.

    The Fund is intended for investors who are seeking long-term capital appreciation and who are prepared to accept the risks associated with investing in foreign securities markets. Foreign securities held by the Fund, including for this purpose ADRs, GDRs and similar securities, involve special risks and considerations not typically associated with investing in U.S. companies. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Other risks associated with foreign securities include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. There may be less publicly available information about a foreign company than about a U.S. company and information that is available may be less reliable. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

Transactions in foreign securities may be subject to less efficient settlement practices. Moreover, foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Finally, in the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and corporations. Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals.

    Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect the Fund.

    Further, there are special risks involved in investing in issuers in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. In addition, the financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Further, such markets may be vulnerable to high inflation and interest rates. Most emerging market countries are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices and may be subject to political and social uncertainties. The currencies of certain emerging countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries.

    In addition to the risks associated with investments in foreign securities, the Fund's portfolio equity securities are subject to the risks commonly associated with any investment in equity securities. For example, the portfolio equity securities of the Fund are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or extended periods. Further, because the Fund may, under certain limited circumstances, invest in debt securities, the portion of the Fund's portfolio so invested will, generally, be subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests and hence the value of your investment in the Fund. The market value of the Fund's investment in fixed-income securities will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. changes in the financial strength of an issuer or changes in the ratings of any particular security also may affect the value of these investments. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

    Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

    Wells Fargo Bank may use certain derivative investments or techniques, such as buying and selling foreign currency futures contracts and entering into forward foreign currency contracts, to adjust the risk and return characteristics of the Fund's portfolio. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. If Wells Fargo Bank judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of its intent in using the derivatives.

    There is, of course, no assurance that the Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products.

                                   MANAGEMENT

    The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

Name, Age and Address                      Position                    During Past 5 Years
---------------------                      --------                    -------------------
Jack S. Euphrat, 75                        Director                      Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46                        Director,                     Executive Vice President of Stephens;
                                           Chairman and                  President of Stephens Insurance Services Inc.;
                                           President                     Senior Vice President of Stephens Sports


Name, Age and Address                      Position                    During Past 5 Years
---------------------                      --------                    -------------------
                                                                       Management Inc.; and President of Investor
                                                                       Brokerage Insurance Inc.

Thomas S. Goho, 55                         Director                    Associate Professor of Finance of the School
321 Beechcliff Court                                                   of Business and Accounting at Wake Forest
Winston-Salem, NC  27104                                               University since 1982.

Joseph N. Hankin, 57                       Director                    President of Westchester Community College
75 Grasslands Road                                                     since 1971; Adjunct Professor of Columbia
Valhalla, N.Y. 10595                                                   University Teachers College since 1976.

*W. Rodney Hughes, 71                      Director                    Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Peter G. Gordon, 54                        Director                    Chairman and Co-founder of Crystal Geyser
Crystal Geyser Water Co.                                               Water Company and President of Crystal Geyser
55 Francisco Street,                                                   Roxane Water Company since 1977.
San Francisco, CA 94133
(As of 1/1/98)

*J. Tucker Morse, 53                       Director                    Private Investor; Chairman of Home Account
4 Beaufain Street                                                      Network, Inc. Real Estate Developer; Chairman
Charleston, SC 29401                                                   of Renaissance Properties Ltd.; President of
                                                                       Morse Investment Corporation; and Co-Managing
                                                                       Partner of Main Street Ventures.

Richard H. Blank, Jr., 41                  Chief Operating             Vice President of Stephens; Director of Stephens
                                           Officer,                    Sports Management Inc.; and Director of Capo Inc.
                                           Secretary and
                                           Treasurer

                              Compensation Table
                           Year Ended March 31, 1997
                           -------------------------

                                                                              Total Compensation
                                   Aggregate Compensation                      from Registrant
Name and Position                     from Registrant                          and Fund Complex
-----------------                  ----------------------                      ----------------
Jack S. Euphrat                           $11,250                                   $33,750
   Director

R. Greg Feltus                            $0                                        $0
Director

                                                                              Total Compensation
                                   Aggregate Compensation                      from Registrant
Name and Position                     from Registrant                          and Fund Complex
-----------------                     ---------------                          ----------------
Thomas S. Goho                             $11,250                                  $33,750
   Director
Joseph N. Hankin                           $ 8,750                                  $26,250
   Director
W. Rodney Hughes                           $ 9,250                                  $27,750
   Director
Robert M. Joses                            $11,250                                  $33,750
   Director
J. Tucker Morse                            $ 9,250                                  $27,750
   Director



    As of January 1, 1998, Peter G. Gordon replaced Robert M. Joses on the Board of Directors of the Wells Fargo Fund Complexes.


    Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Trust and Life & Annuity Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). Overland Express Funds, Inc. and Master Investment Trust, two investment companies previously advised by Wells Fargo Bank, were part of the Wells Fargo Fund Complex prior to December 12, 1997. These companies are no longer part of the Wells Fargo Fund Complex. MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin and Peter G. Gordon, who only serve the aforementioned members of the Wells Fargo Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts.
Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

    As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

    INVESTMENT ADVISOR.  Wells Fargo Bank provides investment advisory services
    ------------------
to the Fund. As investment advisor, Wells Fargo Bank furnishes investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank provides the Fund with, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and securities markets trends, portfolio composition, and credit conditions.

     As compensation for its advisory services, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

     General.  The Fund's Advisory Contract will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Fund's Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     PORTFOLIO MANAGERS. Ms. Katherine Schapiro is primarily responsible for the
     ------------------
day-to-day management of the Fund. She joined Wells Fargo Bank in August 1992. Ms. Schapiro directs international equity investment strategy for Wells Fargo Bank and currently manages a number of international equity portfolios. Ms. Schapiro also manages equity and balanced portfolios for institutions and individuals through Wells Capital Management, a wholly-owned subsidiary of Wells Fargo Bank, and serves on the Equity Strategy Committee. Prior to joining Wells Fargo Bank, Ms. Schapiro was a vice president and fund manager for Newport Pacific Management, an international investment advisory firm. Ms. Schapiro is a graduate of Stanford University, is a chartered financial analyst and is on the board of directors of the Security Analysts of San Francisco.

     Ms. Stacey Ho is a co-manager of the Fund. Ms. Ho analyzes foreign equity securities and manages other equity portfolios for Wells Fargo Bank and Wells Capital Management as part of its International Equity-Style Team. Prior to joining Wells Fargo Bank this year, Ms. Ho was a portfolio manager of international equity funds at Clemente Capital Management. Ms. Ho was employed by Clemente Capital Management from 1995 through late 1996. From 1990 to 1995, Ms. Ho was employed by Edison International where her responsibilities included managing a Japan equity portfolio, a U.S. equity portfolio, and the domestic equity managers for Edison International's pension fund. Ms. Ho has a B.S. in Civil Engineering from San Diego State University and an M.S. in Environmental Engineering from Stanford University. She received her M.B.A. from UCLA. Ms. Ho is currently working toward her chartered financial analyst designation.

     ADMINISTRATOR AND CO-ADMINISTRATOR.  The Company has retained Wells Fargo
     ----------------------------------
Bank as Administrator and Stephens as Co-Administrator on behalf of the Fund. Under the Administration and Co-Administration Agreements among Wells Fargo Bank, Stephens and the Company, Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment Advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the U.S. Securities and Exchange Commission ("SEC") and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.06% and 0.04%, respectively, of the average daily net assets of the Fund.

     Wells Fargo Bank has delegated certain administration duties to Investors Bank & Trust Company ("IBT") pursuant to a Sub-Administration Agreement with IBT. Wells Fargo Bank remains fully liable for the performance of these administration services. IBT is entitled to receive an annual base fee of approximately $36,500, plus a net asset fee of at the annual rate of 0.05% of the first $75 million of the Fund's average daily net assets, 0.025% of the next $50 million, and 0.01% of assets above $125 million. Compensation is the responsibility of Wells Fargo Bank, but can be made directly to IBT by the Fund, in which case, the compensation paid to Wells Fargo Bank for administration services will be reduced accordingly.


     DISTRIBUTOR.  Stephens (the "Distributor"), located at 111 Center Street,
     -----------
Little Rock, Arkansas 72201, serves as Distributor for the Fund. The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its shares. The Plans were adopted by the Company's Board of Directors, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Non-Interested Directors").


     Under the Plan, and pursuant to the related Distribution Agreement, the Fund may pay Stephens on an annual basis up to 0.10% of the Fund's average daily net assets attributable to Class A shares. Under the Plans in effect for the Class B and Class C shares of the Fund, the Fund may pay to Stephens on an annual basis up to 0.75% of the Fund's average daily net assets attributable to such shares. The Plans for the Class A, Class B and Class C shares of the Fund provide for compensation of distribution-related services or reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the above-indicated Classes is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     General.  Each Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Directors of the Company and the non-interested Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the non-interested Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. The Plans may not be amended to increase materially the amounts payable thereunder, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Plans require that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.

     Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Company, acts as a selling agent for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plans. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Directors has concluded that the Plans are reasonably likely to benefit the Funds and their shareholders because the Plans authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

     SHAREHOLDER SERVICING AGENT.  The Fund has entered into a shareholder
     ---------------------------
servicing agreement with Wells Fargo Bank and may enter into agreements with other servicing agents. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Company or a shareholder may reasonably request. For providing shareholder services, and pursuant to a Shareholder Servicing Plan approved by the Company's Board of Directors, including a majority of the non-interested directors, a Servicing Agent is entitled to a fee of up to 0.25%, on an annualized basis, of the average daily net assets attributable to each class of shares of the Fund during the period for which payment is being made. The Servicing Agreement was approved by the Company's Board of Directors and provides that the Fund shall not be obligated to make any payments under such Agreement that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General.  The Servicing Plan will continue in effect from year to year if
     -------
such continuance is approved by a majority vote of the Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds

("Non-Interested Directors"). Any form of Servicing Agreement related to a Servicing Plan that materially differs from the form of servicing agreement originally approved by the Board of Directors also must be approved by such vote of the Directors and Non-Interested Directors. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Directors, including a majority of the Non-Interested Directors. No material amendment to the Servicing Plans or related Servicing Agreements may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

     The Servicing Plan requires that the Administrator shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Servicing Plan.

     CUSTODIAN.  IBT acts as Custodian for the Fund.  The Custodian, among other
     ---------
things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, IBT is entitled to receive fees as follows: a net asset charge at the annual rate of 0.0167%, payable monthly, plus specified transaction charges.


     FUND ACCOUNTANT.  Wells Fargo Bank acts as Fund Accountant for the Fund.
     ---------------
The Fund Accountant, among other things, computes net asset values on a daily basis and performance calculations on a regular basis and as requested by the Fund. For providing such services, Wells Fargo Bank will be entitled to receive from the Fund a monthly base fee of $2,000, plus a fee equal to an annual rate of 0.070% of the first $50,000,000 of the Fund's average daily net assets, 0.045% of the next $50,000,000, and 0.020% of the average daily net assets in excess of $100,000,000.


     TRANSFER AND DIVIDEND DISBURSING AGENT.  Wells Fargo Bank acts as Transfer
     --------------------------------------
and Dividend Disbursing Agent for the Fund. For providing such services, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares. For its services as Transfer and Dividend Disbursing Agent for the Fund's Institutional Class shares, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.06% of the Fund's average daily net assets for Institutional Class shares. For as long as the Fund's assets remain under $20 million, the Fund will not be charged any transfer agency fees.

     UNDERWRITING COMMISSIONS.  For the six-month period ended March 31, 1997,
     ------------------------
the aggregate amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $2,296,243. Stephens retained $241,806 of such commissions. WFSI and its registered representatives retained $1,719,000 and $335,437, respectively, of such commissions.

                           PERFORMANCE CALCULATIONS

     The Fund may advertise certain total return information computed in the manner described in its Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, the

Fund, at times, also may calculate total return based on net asset value per share of each Class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     The Fund may advertise the cumulative total return on each class of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

     In addition to the above performance information, the Fund may also advertise the cumulative total return for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     Investors should recognize that changes in the net asset values of shares of each Class of the Fund will affect the yield of each such Class for any specified period, and such changes should be considered together with the yield of each Class in ascertaining the total return for the period to shareholders. Yield information for each Class of shares of the Fund may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of each Class of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time and only to the extent the comparison is appropriate for a Class of shares of the Fund, the Company may quote the performance or price-earning ratio of a Class of shares in advertising and other types of literature as compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, Morgan Stanley Capital International EMF (Emerging Markets Free) Index, Morgan Stanley Capital International EAFE/EMF Index, Lipper International Equity Fund Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's

Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a Class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a Class of shares of the Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar, Lipper Financial Data Services, or Value Line.

     The Company also may disclose in sales literature, information, and statements the distribution rate on the shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

     The Company may also disclose in advertising and other types of literature, information and statements the average credit quality of the Fund's portfolio, or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Class of Fund shares, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Class of Fund shares (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

     From time to time, the Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


     The Company may disclose, in advertising and other types of literature, information and statements regarding performance and rankings of the investment management services of Wells Fargo Bank. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by Wells Fargo Bank. As of

December 31, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $62 billion of assets of individuals, trusts, estates and institutions and $23 billion of mutual fund assets.

     The Company may disclose in advertising and other types of literature that investors (except Institutional Class investors) can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each class of the Fund is determined as of the close of regular trading (currently 1:00 p.m., Pacific time) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Wells Fargo Bank as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market ('Nasdaq') are valued at the last trade price on Nasdaq at 1:00 p.m., Pacific time; other OTC securities, and U.S. Government securities, are valued at the last quoted bid price (other than short-term investments that mature in 60 days or less which are valued as described further below). To the extent that the Fund holds lower rated corporate debt securities, it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Money market instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices, but are intended to represent prices prevailing during the final 30 seconds of the trading day. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Directors.

     Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events would not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act. In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Stephens, Wells Fargo Bank or their affiliates in any transaction in which any of them acts as principal without an exemptive order from the Commission.

     In placing orders for portfolio securities of the Fund, Wells Fargo Bank is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Wells Fargo Bank will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Wells Fargo Bank will generally seek reasonably competitive spreads or commissions, the Asset Allocation Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Wells Fargo Bank, as the Investment Advisor to the Funds, may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contracts, and the expenses of Wells Fargo Bank will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for a Fund may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Funds.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when Wells Fargo Bank deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences. Portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.

                                 FUND EXPENSES

     From time-to-time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of Fund shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against the Fund's assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning income taxes.

     General.  The Company intends to qualify the Fund as a regulated investment
     -------
company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole.
In addition, net capital gain, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gains distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund must also distribute or be deemed to distribute to its shareholders at least 90% of its net investment income earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

     In addition, a regulated investment company must, in general, derive less than 30% of its gross income from the sale or other disposition of securities or options thereon held for less than three months. However, this restriction has been repealed with respect to a regulated investment company's taxable years beginning after August 5, 1997.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.

     Under Section 1256 of the Code, the Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts and listed options. In this regard, Section 1256 contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market regime, will generally be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

     Under Section 988 of the Code, the Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     Foreign Taxes. Income and dividends received by the Fund from sources
     -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of a regulated investment company's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the regulated investment company will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. The Fund expects to qualify for the election. However, even if the Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund dividends corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii), with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend. The Fund will inform shareholders if it fails to satisfy the holding requirement with respect to foreign source dividends that would otherwise qualify for the pass-through of foreign taxes to its shareholders.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such dividends do exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     The Taxpayer Relief Act of 1997 (the "1997 Act") created several new categories of capital gains applicable to noncorporate taxpayers. Under prior law, noncorporate taxpayers were generally taxed at a maximum rate of 28% on net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss). Noncorporate taxpayers are now generally taxed at a maximum rate of 20% on net capital gain attributable to gains realized on the sale of property held for greater than 18 months, and a maximum rate of 28% on net capital gain attributable to gain realized on the sale of property held for greater than one year and not more than 18 months. The 1997 Act retains the treatment of short term capital gain or loss (generally, gain or loss attributable to capital assets held for 1 year or less) and did not affect the taxation of capital gains in the hands of corporate taxpayers.

     Under the 1997 Act, the Treasury is authorized to issue regulations for application of the reduced capital gains tax rates to pass-through entities, including regulated investment companies, such as the Fund. The Internal Revenue Service has published a notice describing temporary Regulations to be issued pursuant to such authority, permitting the application of the reduced capital gains tax rates to pass-through entities such as the Funds. Under the Regulations to be issued, if a regulated investment company designates a dividend as a capital gain dividend for a taxable year ending on or after May 7, 1997, then such regulated investment company may also designate the dividends as one of two classes: a 20% rate gain distribution, or a 28% rate gain distribution. Thus, noncorporate shareholders of the Funds may qualify for the reduced rate of tax on capital gain dividends paid by the Funds, subject only to the limitation as to the maximum amounts which may be designated in each class. Such maximum amount for each class is determined by performing the computation required by section 1(h) of the Code as if the Fund were an individual whose ordinary income is subject to a marginal rate of at least 28%.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to
     --------------------------
redemption (including a redemption in-kind) or exchanges will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to receive in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 28% (however, see "Capital Gain Distributions" above); and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Backup Withholding.  The Company may be required to withhold, subject to
     ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a credit or refund on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS. Foreign shareholders of the Fund (described below) are generally not subject to backup withholding.

     Foreign Shareholders. Under the Code, distributions of net investment
     --------------------
income by the Fund to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. income tax withholding (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. residents will apply. Distributions of net capital gain are generally not subject to U.S. income tax withholding.

     New Regulations.  On October 6, 1997, the Treasury Department issued new
     ---------------
regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Among other things, the New Regulations will permit the Fund to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders which will be subject to U.S. income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

     Tax-Deferred Plans.  The shares of the Fund are available for a variety of
     ------------------
tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

     Other Matters. Investors should be aware that the investments to be made by
     -------------
the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local and foreign taxes.

                                 CAPITAL STOCK

     The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of over thirty funds.

     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in the Fund represents an equal, proportionate interest in the Fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-
1) that are allocated to a particular class. Please contact Stagecoach Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

     With respect to matters affecting one Class but not another, shareholders vote as a Class. Subject to the foregoing, all shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

     The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

     Each share of a class represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Set forth below as of January 2, 1998 is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of the Fund as a whole.

                      5% OWNERSHIP AS OF JANUARY 2, 1998

     NAME AND                      CLASS; TYPE         PERCENTAGE     PERCENTAGE
     ADDRESS                      OF OWNERSHIP         OF CLASS        OF FUND
     -------                      ------------         --------        -------
Virg & Co.                    Class A                  31.10%          13.54%
c/o Wells Fargo Bank          Record Holder
P.O. Box 9800
Calabasas, CA 91372


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or the Fund), or is identified as the holder of record of more than 25% of a class (or the Fund) and has voting and/or investment powers, it may be presumed to control such class (or the Fund).


                                     OTHER

     The Company's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

     At least semi-annually, the Company will furnish the shareholders of the Fund with financial statements for the Fund.

     The Company's Annual and Semi-Annual Reports may be obtained by calling 1-800-222-8222.

                                   APPENDIX
     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds
---------------

     Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A"
     -------
and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and
     ---
"BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate Commercial Paper
--------------------------

     Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-
     -------
1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate commercial paper indicates that the
     ---
"degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            STAGECOACH FUNDS, INC.
                   SEC REGISTRATION NOS. 33-42927; 811-6419

                                    PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:
          --------------------

          With respect to the Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Equity Income, Equity Index, Equity Value, Government Money Market Mutual, Growth, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Strategic Growth, Treasury Money Market Mutual, U.S. Government Allocation and U.S. Government Income Funds, the portfolio of investments, unaudited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Semi-Annual Reports, as filed with the SEC on December 5, 1997.

          With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, unaudited financial statements and independent auditors' report for the fiscal period ended September 30, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Semi-Annual Reports, as filed with the SEC on December 5, 1997.

          With respect to the Arizona Tax-Free, Asset Allocation, Balanced, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Diversified Equity Income, Equity Index, Equity Value, Government Money Market Mutual, Growth, Intermediate Bond, Money Market Mutual, Money Market Trust, National Tax-Free, National Tax-Free Money Market Mutual, Oregon Tax-Free, Prime Money Market Mutual, Short-Intermediate U.S. Government Income, Small Cap, Strategic Growth, Treasury Money Market Mutual, U.S. Government Allocation and U.S. Government Income Funds, the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports, as filed with the SEC on June 4, 1997.

          With respect to the Asset Allocation, Capital Appreciation, Corporate Stock, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios of Master Investment Trust ("MIT"), the portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended March 31, 1997 are incorporated in the respective statements of additional information for such Funds by reference to the Company's Annual Reports as filed with the SEC on June 4, 1997.

          With respect to the International Equity Fund and National Tax Free Money Market Trust, the financial statements for such Funds will be incorporated by reference in their respective statements of additional information when available.

          With respect to the predecessor portfolios to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland Express Funds, Inc. ("Overland") (SEC File Nos. 33-16296; 811-8275) as filed with the SEC on September 3, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments and unaudited financial statements for the six month period ended June 30, 1997 are hereby incorporated by reference to the Semi-Annual Reports for Overland as filed with the SEC on September 3, 1997.

          With respect to the predecessor portfolios to the California Tax-Free Bond, Index Allocation, Overland Express Sweep, Short-Term Government-Corporate Income, Short-term Municipal Income, Strategic Growth, U.S. Government Income and Variable Rate Government Funds, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

          With respect to the Cash Investment Trust, Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios of MIT, the portfolio of investments, audited financial statements and independent auditors' report for the year ended December 31, 1996, are hereby incorporated by reference to the Overland Annual Reports as filed with the SEC on March 11, 1997.

     (b)  Exhibits:
          --------

   Exhibit
   Number                                  Description
   ------                                  -----------


    1(a)            -  Amended and Restated Articles of Incorporation dated
                       November 22, 1995, incorporated by reference to Post-
                       Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    1(b)            -  Articles Supplementary

    2               -  By-Laws, incorporated by reference to Post-Effective
                       Amendment No. 31 to the Registration Statement, filed May
                       15, 1997.

    3               -  Not Applicable

    4               -  Not Applicable

    5(a)(i)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                       Statement, filed April 17, 1992.

    5(a)(ii)        -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(b)(i)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(b)(ii)        -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No.
                       21 to the Registration Statement, filed February 29,
                       1996.

    5(c)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No.
                       2 to the Registration Statement, filed April 17, 1992.

    5(d)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    5(e)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                       Statement, filed April 17, 1992.

    5(f)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                       Statement, filed April 17, 1992.

    5(g)(i)         -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                       Statement, filed April 17, 1992.

    5(g)(ii)        -  Sub-Advisory Contract with Barclays Global Fund Advisors on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement, filed February 29, 1996.

    5(h)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed May 1, 1992.

    5(i)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, filed September 10, 1992.

    5(j)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                       Statement, filed November 29, 1995.

    5(k)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Arizona Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                       Statement, filed January 31, 1997.

    5(l)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Balanced Fund, incorporated by reference to Post-
                       Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(m)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Equity Value Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                       Statement, filed January 31, 1997.

    5(n)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Government Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(o)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Intermediate Bond Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                       Statement, filed January 31, 1997.

    5(p)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money Market Trust Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                       Statement, filed January 31, 1997.

    5(q)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                       Statement, filed January 31, 1997.

    5(r)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Oregon Tax-Free Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration
                       Statement, filed January 31, 1997.

    5(s)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Prime Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(t)            -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed January 31, 1997.

    5(u)            -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No.
                       28 to the Registration Statement, filed December 3, 1996.

    5(v)            -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No.
                       32 to the Registration Statement, filed May 30, 1997.

    5(v)(i)         -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Index Allocation, Short-Term Government-
                       Corporate Income, Short-Term Municipal Income, Overland
                       Express Sweep and Variable Rate Government Funds, filed
                       September 25, 1997.

    5(v)(ii)        -  Form of Sub-Advisory Contract with Barclays Global Fund
                       Advisors on behalf of the Index Allocation Fund, filed
                       September 25, 1997.

    5(w)            -  Form of Advisory Contract with Wells Fargo Bank, N.A. on behalf of the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    6(a)            -  Amended Distribution Agreement with Stephens Inc.,
                       incorporated by reference to Post-Effective Amendment No.
                       15 to the Registration Statement, filed May 1, 1995.

    6(b)            -  Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective
                       Amendment No. 2 to the Registration Statement, filed
                       April 17, 1992.

    7               -  Not Applicable

    8(a)            -  Custody Agreement with Wells Fargo Institutional Trust
                       Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No.
                       2 to the Registration Statement, filed April 17, 1992.

    8(b)            -  Custody Agreement with Wells Fargo Institutional Trust
                       Company, N.A. on behalf of the U.S. Government Allocation
                       Fund, incorporated by reference to Post-Effective
                       Amendment No. 2 to the Registration Statement, filed
                       April 17, 1992.

    8(c)            -  Custody Agreement with Wells Fargo Institutional Trust
                       Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No.
                       2 to the Registration Statement, filed April 17, 1992.

    8(d)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No.
                       2 to the Registration Statement, filed April 17, 1992.

    8(e)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    8(f)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                       Statement, filed April 17, 1992.

    8(g)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                       Statement, filed April 17, 1992.

    8(h)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 3 to the Registration
                       Statement, filed May 1, 1992.

    8(i)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    8(j)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                       Statement, filed November 29, 1995.

    8(k)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No.
                       8 to the Registration Statement, filed February 10, 1994.

    8(l)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No.
                       24 to the Registration Statement, filed April 29, 1996.

    8(m)            -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 20 to the Registration
                       Statement, filed February 28, 1996.

    8(n)            -  Custody Agreement with Wells Fargo Bank on behalf of the
                       Arizona Tax-Free, Balanced, Equity Value, Government
                       Money Market Mutual, Index Allocation, Intermediate Bond,
                       Money Market Trust, National Tax-Free, Oregon Tax-Free,
                       Overland Express Sweep, Prime Money Market Mutual, Short-
                       Term Government-Corporate Income, Short-Term Municipal
                       Income, Treasury Money Market Mutual and Variable Rate
                       Government Funds, filed September 25, 1997.

    9(a)(i)         -  Administration Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-
                       Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(a)(ii)        -  Co-Administration Agreement with Wells Fargo Bank, N.A.
                       and Stephens Inc. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(b)            -  Agency Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective
                       Amendment No. 32 to the Registration Statement, filed May
                       30, 1997.

    9(c)(i)         -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the California Tax-Free Money Market
                       Mutual Fund, incorporated by reference to Post-Effective
                       Amendment No. 2 to the Registration Statement, filed
                       April 17, 1992.

    9(c)(ii)        -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

    9(c)(iii)       -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No.
                       3 to the Registration Statement, filed May 1, 1992.

    9(c)(iv)        -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No.
                       17 to the Registration Statement, filed November 29,
                       1995.

    9(c)(v)         -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Short-Intermediate U.S. Government
                       Income Fund, incorporated by reference to Post-Effective
                       Amendment No. 8 to the Registration Statement, filed
                       February 10, 1994.

    9(c)(vi)        -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the National Tax-Free Money Market
                       Mutual Fund, incorporated by reference to Post-Effective
                       Amendment No. 24 to the Registration Statement, filed
                       April 29, 1996.

    9(c)(vii)       -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Class B Shares of the Asset
                       Allocation Fund, incorporated by reference to Post-
                       Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(viii)      -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Class B Shares of the California
                       Tax-Free Bond Fund, incorporated by reference to Post-
                       Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(ix)        -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Class B Shares of the Diversified
                       Income Fund, incorporated by reference to Post-Effective
                       Amendment No. 15 to the Registration Statement, filed May
                       1, 1995.

    9(c)(x)         -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Class B Shares of the Ginnie Mae
                       Fund, incorporated by reference to Post-Effective
                       Amendment No. 15 to the Registration Statement, filed May
                       1, 1995.

    9(c)(xi)        -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective
                       Amendment No. 15 to the Registration Statement, filed May
                       1, 1995.

    9(c)(xii)       -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Class B Shares of the U.S.
                       Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    9(c)(xiii)      -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Class B Shares of the Aggressive
                       Growth Fund, incorporated by reference to Post-Effective
                       Amendment No. 20 to the Registration Statement, filed
                       February 28, 1996.

    9(c)(xiv)       -  Amended Shareholder Servicing Agreement with Wells Fargo
                       Bank, N.A. on behalf of the Class A Shares of the Asset
                       Allocation Fund, incorporated by reference to Post-
                       Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xv)        -  Amended Shareholder Servicing Agreement with Wells Fargo
                       Bank, N.A. on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    9(c)(xvi)       -  Amended Shareholder Servicing Agreement with Wells Fargo
                       Bank, N.A. on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    9(c)(xvii)      -  Amended Shareholder Servicing Agreement with Wells Fargo
                       Bank, N.A. on behalf of the Class A Shares of the Ginnie
                       Mae Fund, incorporated by reference to Post-Effective
                       Amendment No. 15 to the Registration Statement, filed May
                       1, 1995.

    9(c)(xviii)     -  Amended Shareholder Servicing Agreement with Wells Fargo
                       Bank, N.A. on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-
                       Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(c)(xix)       -  Amended Shareholder Servicing Agreement with Wells Fargo
                       Bank, N.A. on behalf of the Class A Shares of the U.S.
                       Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    9(c)(xx)        -  Shareholder Servicing Agreement with Wells Fargo Bank,
                       N.A. on behalf of the Class A Shares of the Aggressive
                       Growth Fund, incorporated by reference to Post-Effective
                       Amendment No. 20 to the Registration Statement, filed
                       February 28, 1996.

    9(d)(i)         -  Servicing Plan on behalf of the National Tax-Free Money
                       Market Mutual Fund, incorporated by reference to Post-
                       Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

    9(d)(ii)        -  Servicing Plan on behalf of the Class B Shares of the
                       Asset Allocation Fund, incorporated by reference to Post-
                       Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(iii)       -  Servicing Plan on behalf of the Class B Shares of the
                       California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    9(d)(iv)        -  Servicing Plan on behalf of the Class B Shares of the
                       Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    9(d)(v)         -  Servicing Plan on behalf of the Class B Shares of the
                       Ginnie Mae Fund, incorporated by reference to Post-
                       Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(vi)        -  Servicing Plan on behalf of the Class B Shares of the
                       Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    9(d)(vii)       -  Servicing Plan on behalf of the Class B Shares of the
                       U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    9(d)(viii)      -  Servicing Plan on behalf of the Class A Shares of the
                       Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                       Statement, filed December 18, 1995.

    9(d)(ix)        -  Servicing Plan on behalf of the Class B Shares of the
                       Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                       Statement, filed December 18, 1995.

    9(d)(x)         -  Servicing Plan on behalf of the Class B shares of the
                       Index Allocation Fund, filed September 25, 1997.

    9(e)(i)         -  Servicing Plan and Form of Shareholder Servicing
                       Agreement on behalf of the Class A Shares of the Arizona
                       Tax-Free, Balanced, Equity Value, Government Money Market
                       Mutual, Intermediate Bond, International Equity, National
                       Tax-Free, Oregon Tax-Free, Prime Money Market Mutual,
                       Small Cap and Treasury Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No.
                       32 to the Registration Statement, incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(ii)        -  Servicing Plan and Form of Shareholder Servicing
                       Agreement on behalf of the Class B Shares of the Arizona
                       Tax-Free, Balanced, Equity Value, Intermediate Bond,
                       International Equity, National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-
                       Effective Amendment No. 32 to the Registration Statement, filed May 30, 1997.

    9(e)(iii)       -  Servicing Plan and Form of Shareholder Servicing
                       Agreement on behalf of the Institutional Class Shares of the Aggressive Growth, Arizona Tax-Free, Balanced,
                       California Tax-Free Bond, California Tax-Free Income,
                       Equity Value, Ginnie Mae, Growth and Income, Intermediate
                       Bond, International Equity, Money Market Mutual, National
                       Tax-Free, Oregon Tax-Free, Prime Money Market Mutual,
                       Short-Intermediate Government, Small Cap and Treasury
                       Money Market Mutual Funds, incorporated by reference to Post-Effective Amendment No. 32 to the Registration
                       Statement, filed May 30, 1997.

    9(e)(iv)        -  Servicing Plan and Form of Shareholder Servicing
                       Agreement on behalf of the Service Class Shares of the Prime Money Market Mutual and Treasury Money Market
                       Mutual Funds, incorporated by reference to Post-Effective
                       Amendment No. 25 to the Registration Statement, filed
                       June 17, 1996.

    9(e)(v)         -  Servicing Plan and Form of Shareholder Servicing
                       Agreement on behalf of the Money Market Trust and California Tax-Free Money Market Trust, incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    9(e)(vi)        -  Servicing Plan and Form of Shareholder Servicing
                       Agreement on behalf of the Class E Shares of the Treasury
                       Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                       Statement, filed January 23, 1997.

    9(e)(vii)       -  Servicing Plan and Form of Shareholder Servicing
                       Agreement on behalf of the Administrative Class shares of the Prime Money Market Mutual and Treasury Money Market
                       Mutual Funds, incorporated by reference to Post-Effective
                       Amendment No. 33 to the Registration Statement, filed
                       August 5, 1997.

    9(e)(viii)      -  Servicing Plan and Form of Shareholder Servicing
                       Agreement on behalf of the Class C shares of the Aggressive Growth, California Tax-Free Bond, Index
                       Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    9(e)(ix)        -  Servicing Plan and Form of Shareholder Servicing
                       Agreement on behalf of the Institutional Class shares of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No.
                       33 to the Registration Statement, filed August 5, 1997.

    9(f)            -  Shareholder Administrative Servicing Plan and Form of
                       Administrative Servicing Agreement on behalf of Class A shares of Index Allocation and Variable Rate Government
                       Funds and shares of the Short-Term Government-Corporate
                       Income and Short-Term Municipal Income Funds, filed
                       September 25, 1997.

    10              -  Opinion and Consent of Counsel, filed herewith.

    11              -  Independent Auditor's Consent, filed herewith.

    12              -  Not Applicable

    13              -  Investment letter, incorporated by reference to Item
                       24(b) of Pre-Effective Amendment No. 1 to the
                       Registration Statement, filed November 29, 1991.

    14              -  Not Applicable

    15(a)(i)        -  Distribution Plan on behalf of the California Tax-Free
                       Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                       Statement, filed April 17, 1992.

    15(a)(ii)       -  Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No.
                       2 to the Registration Statement, filed April 17, 1992.

    15(a)(iii)      -  Distribution Plan on behalf of the Money Market Mutual
                       Fund, incorporated by reference to Post-Effective
                       Amendment No. 3 to the Registration Statement, filed May
                       1, 1992.

    15(a)(iv)       -  Distribution Plan on behalf of the California Tax-Free
                       Income Fund, incorporated by reference to Post-Effective
                       Amendment No. 4 to the Registration Statement, filed
                       September 10, 1992.

    15(a)(v)        -  Distribution Plan on behalf of the Short-Intermediate
                       U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration
                       Statement, filed February 10, 1994.

    15(a)(vi)       -  Amended Distribution Plan on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    15(a)(vii)      -  Amended Distribution Plan on behalf of the Class A Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(viii)     -  Amended Distribution Plan on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    15(a)(ix)       -  Amended Distribution Plan on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    15(a)(x)        -  Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    15(a)(xi)       -  Amended Distribution Plan on behalf of the Class A Shares of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(a)(xii)      -  Distribution Plan on behalf of the National Tax-Free
                       Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                       Statement, filed November 29, 1995.

    15(a)(xiii)     -  Distribution Plan on behalf of the Class A Shares of the
                       Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                       Statement, filed December 18, 1995.

    15(a)(xiv)      -  Distribution Plan on behalf of the California Tax-Free
                       Money Market Trust, incorporated by reference to Post-
                       Effective Amendment No. 28 to the Registration Statement, filed December 3, 1996.

    15(a)(xv)       -  Distribution Plan on behalf of the Class A Shares of the
                       Arizona Tax-Free, Balanced, Equity Value, Government
                       Money Market Mutual, Intermediate Bond, International
                       Equity, National Tax-Free, Oregon Tax-Free, Prime Money
                       Market Mutual, Small Cap and Treasury Money Market Mutual
                       Funds, incorporated by reference to Post-Effective
                       Amendment No. 32, filed May 30, 1997.

    15(a)(xvi)      -  Distribution Plan on behalf of the Class A shares of the
                       Index Allocation and Variable Rate Government Funds and shares of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds, filed September 25,
                       1997.

    15(b)(i)        -  Distribution Plan on behalf of the Class B Shares of the
                       Asset Allocation Fund, incorporated by reference to Post-
                       Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(ii)       -  Distribution Plan on behalf of the Class B Shares of the
                       California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    15(b)(iii)      -  Distribution Plan on behalf of the Class B Shares of the
                       Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    15(b)(iv)       -  Distribution Plan on behalf of the Class B Shares of the
                       Ginnie Mae Fund, incorporated by reference to Post-
                       Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(v)        -  Distribution Plan on behalf of the Class B Shares of the
                       Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                       Statement, filed May 1, 1995.

    15(b)(vi)       -  Distribution Plan on behalf of the Class B Shares of the
                       U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

    15(b)(vii)      -  Distribution Plan on behalf of the Class B Shares of the
                       Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                       Statement, filed December 18, 1995.

    15(b)(viii)     -  Distribution Plan on behalf of the Class B Shares of the
                       Arizona Tax-Free, Balanced, Equity Value, Index
                       Allocation, Intermediate Bond, International Equity,
                       National Tax-Free, Oregon Tax-Free and Small Cap Funds, incorporated by reference to Post-Effective Amendment No.
                       32 to the Registration Statement, filed May 30, 1997.

    15(c)           -  Distribution Plan on behalf of the Class C Shares of the
                       Aggressive Growth, California Tax-Free Bond, Index
                       Allocation, Ginnie Mae, National Tax-Free Bond, Small Cap and Variable Rate Government Funds, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed August 5, 1997.

    15(d)           -  Distribution Plan on behalf of the Overland Sweep Fund, filed September 25, 1997.

    15(e)           -  Distribution Plan on behalf of the Class E Shares of the
                       Treasury Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 29, filed
                       January 23, 1997.

    16              -  Schedules for Computation of Performance Data,
                       incorporated by reference to Post-Effective Amendment No.
                       15, filed May 1, 1995.

    17              -  See Exhibit 27.

    18              -  Rule 18f-3 Multi-Class Plan, as amended, incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed herewith.

    19              -  Powers of Attorney for R. Greg Feltus, Jack S. Euphrat,
                       Thomas S. Goho, Joseph N. Hankin, W. Rodney Hughes,
                       Robert M. Joses and J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 32, filed May
                       30, 1997; Powers of Attorney for Peter G. Gordon, filed herewith.

    27              -  Financial Data Schedules for the Overland predecessor
                       portfolios for the period ended December 31, 1996, incorporated by reference to the Form N-SAR filed
                       February 9, 1997; Financial Data Schedules for the fiscal period ended March 31, 1997, incorporated by reference to the Form N-SAR, filed May 29, 1997.


Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------


          As of January 2, 1998, the Funds did not directly or indirectly control, and were not under common control with, any other person or entity.

Item 26.  Number of Holders of Securities
          -------------------------------


          As of January 2, 1998, the number of record holders of each class of Securities of the Registrant was as follows:


                    Title of Class                                             Number of Record Holders
                    --------------                                             ------------------------
                                                            Class A*       Class B        Class C        Institutional
                                                            -------        -------        -------        -------------
                                                                                                              Class
                                                                                                              -----
Arizona Tax-Free Fund                                           191             30            N/A                  7
Asset Allocation Fund                                        11,938          9,285            N/A                N/A
Balanced Fund                                                 1,678            381            N/A                106
California Tax-Free Bond Fund                                11,161          1,483             63                 51
California Tax-Free Income Fund                               3,156            N/A            N/A                  5
California Tax-Free Money Market Mutual Fund                  8,427            N/A            N/A                N/A
California Tax-Free Money Market Trust                            3            N/A            N/A                N/A
Diversified Equity Income Fund                               12,688          3,140            N/A                N/A

Equity Index Fund                                             1,868            N/A            N/A                N/A
Equity Value Fund                                             2,061          2,025            N/A                113
Government Money Market Mutual Fund                             137            N/A            N/A                N/A
Growth Fund                                                  13,465          3,441            N/A                 37
Index Allocation Fund                                         1,417             19          1,011                N/A
International Equity Fund                                     1,058          2,262            N/A                N/A
Intermediate Bond Fund                                          141            173            N/A                  9
Money Market Mutual Fund                                      6,144             36**          N/A                N/A
Money Market Trust                                                5            N/A            N/A                N/A
National Tax-Free Fund                                          991             26            153                  5
National Tax-Free Money Market Mutual Fund                       53            N/A            N/A                N/A
Oregon Tax-Free Fund                                            646             36            N/A                  8
Overland Express Sweep Fund                                       4            N/A            N/A                N/A
Prime Money Market Mutual                                       377            154***          18*****            70
Short-Intermediate U.S. Government Income Fund                  751            N/A            N/A                 52
Short-Term Government-Corporate Income Fund                      18            N/A            N/A                N/A
Short-Term Municipal Income Fund                                 19            N/A            N/A                N/A
Small Cap Fund                                                  652          1,273            125                 10
Strategic Growth Fund                                        14,691          2,723          1,855                N/A
Treasury Money Market Mutual Fund                               229             42***           2****            186
                                                                                              154*****
U.S. Government Allocation Fund                               1,326            397            N/A                N/A
U.S. Government Income Fund                                  11,118            761             75                 70
Variable Rate Government                                        803            N/A             50                N/A



* For purposes of this chart, shares of single class Funds are included under the designation "Class A".
**    Designates the number of Class S recordholders.
***   Designates the number of Service Class recordholders.
****  Designates the number of Class E recordholders.
***** Designates the number of Administrative Class recordholders.

Item 27.  Indemnification
          ---------------

          The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

          (h) The Corporation shall indemnify (1) its Directors and Officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

          (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 28.  Business and Other Connections of Investment Advisor.
          ----------------------------------------------------

          Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, currently serves as investment advisor to several of the Registrant's investment portfolios and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

          To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.


Name and Position             Principal Business(es) and Address(es)
at Wells Fargo Bank           During at Least the Last Two Fiscal Years
-------------------           -----------------------------------------
H. Jesse Arnelle              Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director                      455 Market Street
                              San Francisco, CA  94105

                              Director of Armstrong World Industries, Inc.
                              5037 Patata Street
                              South Gate, CA  90280

                              Director of Eastman Chemical Corporation
                              12805 Busch Place
                              Santa Fe Springs, CA  90670

                              Director of FPL Group, Inc.
                              700 Universe Blvd.
                              P.O. Box 14000
                              North Palm Beach, FL  33408

Michael R. Bowlin             Chairman of the Board of Directors, Chief Executive Officer,
Director                      Chief Operating Officer and President of
                              Atlantic Richfield Co. (ARCO)
                              Highway 150
                              Santa Paula, CA  93060

Edward Carson                 Chairman of the Board and Chief Executive Officer of
Director                      First Interstate Bancorp
                              633 West Fifth Street
                              Los Angeles, CA  90071

                              Director of Aztar Corporation
                              2390 East Camelback Road  Suite 400
                              Phoenix, AZ  85016

                              Director of Castle & Cook, Inc.
                              10900 Wilshire Blvd.
                              Los Angeles, CA  90024

                              Director of Terra Industries, Inc.
                              1321 Mount Pisgah Road
                              Walnut Creek, CA  94596

William S. Davilla            President (Emeritus) and a Director of
Director                      The Vons Companies, Inc.
                              618 Michillinda Ave.
                              Arcadia, CA  91007

                              Director of Pacific Gas & Electric Company
                              788 Taylorville Road
                              Grass Valley, CA  95949

Rayburn S. Dezember           Director of CalMat Co.
Director                      3200 San Fernando Road
                              Los Angeles, CA  90065

                              Director of Tejon Ranch Company
                              P.O. Box 1000
                              Lebec, CA  93243

                              Director of The Bakersfield Californian
                              1707 I Street
                              P.O. Box 440
                              Bakersfield, CA  93302

                              Trustee of Whittier College
                              13406 East Philadelphia Ave.
                              P.O. Box 634
                              Whittier, CA  90608

Paul Hazen                    Chairman of the Board of Directors of
Chairman of the Board of      Wells Fargo & Company
Directors                     420 Montgomery Street
                              San Francisco, CA  94105

                              Director of Phelps Dodge Corporation
                              2600 North Central Ave.
                              Phoenix, AZ  85004

                              Director of Safeway, Inc.
                              4th and Jackson Streets
                              Oakland, CA  94660

Robert K. Jaedicke            Professor (Emeritus) of Accounting
Director                      Graduate School of Business at Stanford University
                              MBA Admissions Office
                              Stanford, CA  94305

                              Director of Bailard Biehl & Kaiser
                              Real Estate Investment Trust, Inc.
                              2755 Campus Dr.
                              San Mateo, CA  94403

                              Director of Boise Cascade Corporation
                              1111 West Jefferson Street
                              P.O. Box 50
                              Boise, ID  83728

                              Director of California Water Service Company
                              1720 North First Street
                              San Jose, CA  95112

                              Director of Enron Corporation
                              1400 Smith Street
                              Houston, TX  77002

                              Director of GenCorp, Inc.
                              175 Ghent Road
                              Fairlawn, OH  44333

                              Director of Homestake Mining Company
                              650 California Street
                              San Francisco, CA  94108

Thomas L. Lee                 Chairman and Chief Executive Officer of
Director                      The Newhall Land and Farming Company
                              10302 Avenue 7 1-2
                              Firebaugh, CA  93622

                              Director of Calmat Co.
                              501 El Charro Road
                              Pleasanton, CA  94588

                              Director of First Interstate Bancorp
                              633 West Fifth Street
                              Los Angeles, CA  90071

Ellen Newman                  President of Ellen Newman Associates
Director                      323 Geary Street
                              Suite 507
                              San Francisco, CA  94102

                              Chair (Emeritus) of the Board of Trustees
                              University of California at San Francisco
                              Foundation 250 Executive Park Blvd. Suite 2000 San Francisco, CA 94143

                              Director of the California Chamber of Commerce
                              1201 K Street
                              12th Floor
                              Sacremento, CA  95814

Philip J. Quigley             Chairman, President and Chief Executive Officer of
Director                      Pacific Telesis Group
                              130 Kearney Street  Rm.  3700
                              San Francisco, CA  94108

Carl E. Reichardt             Director of Columbia/HCA Healthcare Corporation
Director                      One Park Plaza
                              Nashville, TN  37203

                              Director of Ford Motor Company
                              The American Road
                              Dearborn, MI  48121

                              Director of Newhall Management Corporation
                              23823 Valencia Blvd.
                              Valencia, CA  91355

                              Director of Pacific Gas and Electric Company
                              77 Beale Street
                              San Francisco, CA  94105

                              Retired Chairman of the Board of Directors
                              and Chief Executive Officer of Wells Fargo & Company
                              420 Montgomery Street
                              San Francisco, CA  94105

Donald B. Rice                President and Chief Executive Officer of Teledyne, Inc.
Director                      2049 Century Park East
                              Los Angeles, CA  90067

                              Retired Secretary of the Air Force

                              Director of Vulcan Materials Company
                              One MetroPlex Drive
                              Birmingham, AL  35209

Richard J. Stegemeier         Chairman (Emeritus) of Unocal Corp
Director                      44141 Yucca Avenue
                              Lancaster, CA  93534

                              Director of Foundation Health Corporation
                              166 4th
                              Fort Irwin, CA  92310

                              Director of Halliburton Company
                              3600 Lincoln Plaza
                              500 North Alcard Street
                              Dallas, TX  75201

                              Director of Northrop Grumman Corp.
                              1840 Century Park East
                              Los Angeles, CA  90067

                              Director of Outboard Marine Corporation
                              100 SeaHorse Drive
                              Waukegan, IL  60085

                              Director of Pacific Enterprises
                              555 West Fifth Street
                              Suite 2900
                              Los Angeles, CA  90031

                              Director of First Interstate Bancorp
                              633 West Fifth Street
                              Los Angeles, CA  90071

Susan G. Swenson              President and Chief Executive Officer of Cellular One
Director                      651 Gateway Blvd.
                              San Francisco, CA  94080

David M. Tellep               Retired Chairman of the Board and Chief Executive Officer of
Director                      Martin Lockheed Corp
                              6801 Rockledge Drive
                              Bethesda, MD  20817

                              Director of Edison International
                              and Southern California Edison Company
                              2244 Walnut Grove Ave.
                              Rosemead, CA  91770

                              Director of First Interstate
                              633 West Fifth Street
                              Los Angeles, CA  90071

Chang-Lin Tien                Chancellor of the University of California at Berkeley
Director

                              Director of Raychem Corporation
                              300 Constitution Drive
                              Menlo Park, CA  94025

John A. Young                 President, Chief Executive Officer and Director
Director                      of Hewlett-Packard Company
                              3000 Hanover Street
                              Palo Alto, CA  9434

                              Director of Chevron Corporation
                              225 Bush Street
                              San Francisco, CA  94104

                              Director of Lucent Technologies
                              25 John Glenn Drive
                              Amherst, NY  14228

                              Director of Novell, Inc.
                              11300 West Olympic Blvd.
                              Los Angeles, CA  90064

                              Director of Shaman Pharmaceuticals Inc.
                              213 East Grand Ave. South
                              San Francisco, CA  94080

William F. Zuendt             President of Wells Fargo & Company
President                     420 Montgomery Street
                              San Francisco, CA  94105

                              Director of 3Com Corporation
                              5400 Bayfront Plaza, P.O. Box 58145
                              Santa Clara, CA  95052

                              Director of the California Chamber of Commerce


          Prior to May 1, 1996, Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and to certain other open-end management investment companies. From May 1, 1996 to December 15, 1997, BGFA served as sub-advisor to the corresponding Asset Allocation, U.S. Government Allocation and Corporate Stock Master Portfolios of Master Investment Trust, in which such funds invested substantially all of their assets. These Funds currently invest directly in a portfolio of securities and no longer invest in the Master Portfolios. BGFA currently serves as sub-advisor to these Funds.

          The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-advisor to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position             Principal Business(es) During at
at BGFA                       Least the Last Two Fiscal Years
-------                       -------------------------------
Frederick L.A. Grauer         Director of BGFA and Co-Chairman and Director of BGI
Director                      45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                 Director of BGFA and C-Chairman and Director of BGI
Director                      45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint              Chairman of the Board of Directors of BGFA
Chairman and Director         and Chief Executive Officer of BGI
                              45 Fremont Street, San Francisco, CA  94105

Geoffrey Fletcher             Chief Financial Officer of BGFA and BGI ce May 1997
Chief Financial Officer       45 Fremont Street, San Francisco, CA 94105
                              Managing Director and Principal Accounting Officer at
                              Bankers Trust Company from 1988 - 1997
                              505 Market Street, San Francisco, CA  94105

          Prior to January 1, 1996 WFNIA served as sub-advisor to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as advisor or sub-advisor to various other open-end management investment companies. For additional information, see "Organization and Management of the Fund(s)" in the Prospectus and "Management" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisors Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters.
          ----------------------


          (a) Stephens Inc., distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Life & Annuity Trust, MasterWorks Funds, Inc. Stagecoach Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Managed Series Investment Trust and Master Investment Portfolio, all of which are registered open-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

          (c)  Not applicable.


Item 30.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment advisor, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.

          (d) BGFA and BGI maintain all Records relating to their services as sub-advisor and custodian, respectively, for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.


Item 31.  Management Services.
          -------------------

          Other than as set forth under the captions "Oganization and Management of the Fund(s)" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 32.  Undertakings.
          ------------

          (a)  Not applicable.


          (b)  Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 28th day of January, 1998.

                              STAGECOACH FUNDS, INC.


                              By /s/ Richard H. Blank, Jr.
                                ---------------------------
                                 Richard H. Blank, Jr.
                                 Secretary and Treasurer
                                 (Principal Financial Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:



Signature                          Title                              Date
---------                          -----                              ----
          *                        Director, Chairman and President    ______
----------------------------
(R. Greg Feltus)                   (Principal Executive Officer)

/s/Richard H. Blank, Jr.           Secretary and Treasurer            1/28/98
----------------------------
(Richard H. Blank, Jr.)            (Principal Financial Officer)

          *                        Director                            ______
----------------------------
(Jack S. Euphrat)

          *                        Director                            ______
----------------------------
(Thomas S. Goho)

          *                        Director                            ______
----------------------------
(Peter G. Gordon)

          *                        Director                            ______
----------------------------
(Joseph N. Hankin)

          *                        Director                            ______
----------------------------
(W. Rodney Hughes)

          *                        Director                            ______
----------------------------
(Tucker Morse)



*By  /s/Richard H. Blank, Jr.
     --------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     January 28, 1998

                            STAGECOACH FUNDS, INC.
                         FILE NOS. 33-42927; 811-6419

                                 EXHIBIT INDEX

EXHIBIT NUMBER           DESCRIPTION


EX-99.B10                Opinion and Consent of Counsel

EX-99.B11                Consent of Independent Auditor